UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2012

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund

Dreyfus Disciplined Stock Fund

Dreyfus Money Market Reserves

Dreyfus AMT-Free Municipal Reserves

Dreyfus Tax Managed Growth Fund

Dreyfus BASIC S&P 500 Stock Index Fund

Dreyfus U.S. Treasury Reserves

Dreyfus Small Cap Fund

Dreyfus Opportunistic Fixed Income Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Bond Market
Index Fund

ANNUAL REPORT October 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
51	Statement of Assets and Liabilities
52	Statement of Operations
53	Statement of Changes in Net Assets
55	Financial Highlights
57	Notes to Financial Statements
66	Report of Independent Registered Public Accounting Firm
67	Important Tax Information
68	Board Members Information
70	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Bond Market Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite heightened volatility, the U.S. bond market generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, riskier segments of the bond market gained value, while massive purchases of government securities by the Federal Reserve prevented yields of U.S. government securities from rising.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Nancy G. Rogers, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 4.75%, and its BASIC shares produced a total return of 5.01%.1 In comparison, the Barclays U.S. Aggregate Bond Index (the “Index”) achieved a total return of 5.25% for the same period.2

Monetary policy initiatives from the Federal Reserve Board (the “Fed”) supported prices of U.S. government securities over the reporting period, and riskier market sectors gained value as the economic outlook improved.The fund produced returns that were lower than its benchmark.The difference in return between the fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index.To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,600 securities as compared to approximately 7,800 securities in the Index.The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index.As of October 31, 2012, the average duration of the fund was approximately five years.

Accommodative Policy Moves Bolstered Bond Prices

The reporting period began in the aftermath of major declines in global financial markets sparked by concerns about U.S. fiscal policy and an intensifying European financial crisis. Fortunately, better U.S. economic data and remedial measures from European policymakers soon stabilized most markets, positioning them to rally from

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

low valuations as macroeconomic news improved. Indeed, by the start of 2012 stocks and higher yielding bonds were climbing amid U.S. employment gains, quantitative easing in Europe, and less restrictive monetary and fiscal policies in key emerging markets.

New macroeconomic developments in the spring called the sustainability of the recovery into question. The U.S. labor market’s rebound slowed when the public sector shed jobs and the private sector’s employment gains proved more anemic than expected. Meanwhile, austerity measures in Europe encountered political resistance. These headwinds sparked a renewed flight to perceived safe havens, and riskier bonds gave back some of their previous gains while yields of U.S. government securities fell to multi-year lows. In addition, U.S. government securities received support from the Fed’s aggressively accommodative monetary policy, including “Operation Twist,” which sought to reduce long-term interest rates through purchases of long-term U.S. Treasury securities.

The Fed announced in September that it would take additional steps to stimulate employment growth. The central bank extended Operation Twist through year-end and launched a new round of quantitative easing involving purchases of up to $40 billion of mortgage-backed securities per month for an indefinite period of time. These announcements supported prices of U.S. government securities through the reporting period’s end, and higher yielding market sectors responded well to evidence of greater economic growth.

Higher Yielding Securities Led the Bond Market’s Advance

In this constructive market environment, the fund received strong performance contributions from commercial mortgage-backed securities as business conditions improved. Corporate-backed bonds produced double-digit returns, on average, as earnings remained strong and default rates stayed low. Mortgage-backed securities, which comprise the largest segment of the Index, fared well when the Fed’s stimulative programs boosted market liquidity and fueled robust demand for a limited number of securities. Although U.S. Treasury securities lagged higher yielding market sectors, they also gained a degree of value in response to the Fed’s efforts to reduce long-term interest rates.

Replicating the Index’s Composition

As of the reporting period’s end, we have been encouraged by better economic data and the resolution of some political uncertainties after the presidential election. However, like many investors, we remain concerned regarding economic uncertainty surrounding automatic federal tax hikes and spending cuts scheduled for early January 2013. If Congress successfully addresses the so-called fiscal cliff and the economic recovery continues to gain momentum, longer-term yields on U.S. government securities may rise from current levels.

As an index fund, we attempt to match closely the returns of the Index by approximating its composition.As of October 31, 2012, approximately 29% of the fund’s assets were invested in mortgage-backed securities, 2% in commercial mortgage-backed securities, 21% in corporate bonds and asset-backed securities, 36% in U.S. Treasury securities and 11% in U.S. government agency bonds. Moreover, all of the fund’s corporate securities were rated at least BBB- or better, and the fund has maintained an overall credit quality and duration posture that is closely aligned with that of the Index.

November 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance.The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/12
	1	Year	5 Years	10 Years
BASIC shares	5.01%		6.15%	5.16%
Investor shares	4.75%		5.89%	4.90%
Barclays U.S. Aggregate Bond Index	5.25%		6.38%	5.39%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in each of the BASIC and Investor shares of Dreyfus Bond Market Index Fund on 10/31/02 to a $10,000 investment made in the Barclays U.S.Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for BASIC and Investor shares.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$2.04	$.76
Ending value (after expenses)	$1,024.80	$1,027.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$2.03	$.76
Ending value (after expenses)	$1,023.13	$1,024.38

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for BASIC shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS

October 31, 2012

	Coupon	Maturity	Principal
Bonds and Notes—98.8%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Certificates—.0%
AEP Texas Central Transition
Funding, Ser. 2002-1, Cl. A4	5.96	7/15/15	172,059		176,180
Asset-Backed Ctfs./
Auto Receivables—.0%
Ford Credit Auto Owner Trust,
Ser. 2009-A, Cl. A4	6.07	5/15/14	412,236		417,175
Asset-Backed Ctfs./
Credit Cards—.1%
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3	4.77	2/16/16	200,000		204,764
Capital One Multi-Asset Execution
Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000		691,388
Citibank Credit Card Issuance
Trust, Ser. 2003-A10, Cl. A10	4.75	12/10/15	500,000	[a]	524,462
					1,420,614
Commercial Mortgage
Pass-Through Ctfs.—2.0%
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		1,096,325
Banc of America Commercial
Mortgage, Ser. 2005-4, Cl. A5B	5.00	7/10/45	1,800,000	[b]	1,970,460
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		1,163,389
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.92	2/10/51	300,000	[b]	357,323
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A4	4.68	8/13/39	305,772	[b]	313,717
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T10, Cl. A2	4.74	3/13/40	271,505		273,488
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9, Cl. A4A	4.87	9/11/42	900,000		998,187
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12, Cl. A4	5.89	9/11/38	850,000	[b]	977,942
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.92	3/15/49	225,000	[b]	259,829
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.26	12/10/49	1,100,000	[b]	1,335,640

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.39	7/15/44	1,900,000	[b]	2,126,642
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.48	1/15/46	85,000	[b]	95,787
Commercial Mortgage Pass Through
Certificates, Ser. 2004-LB4A, Cl. A5	4.84	10/15/37	4,000,000		4,220,954
Credit Suisse First Boston
Mortgage Securities,
Ser. 2004-C3, Cl. A5	5.11	7/15/36	1,245,000	[b]	1,325,043
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3, Cl. A3	6.00	6/15/38	1,500,000	[b]	1,728,391
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	6.00	5/15/46	1,000,000	[b]	1,179,338
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	171,281		172,239
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	5.98	8/10/45	1,000,000	[b]	1,153,968
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000		1,040,865
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-LN2, Cl. A2	5.12	7/15/41	150,000		159,336
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		1,395,388
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		406,874
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP8, Cl. A3B	5.45	5/15/45	225,000		234,367
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[b]	564,148

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[b]	1,199,345
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[b]	663,766
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C3, Cl. A4	4.17	5/15/32	424,356		429,242
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A6	4.79	10/15/29	4,028,000	[b]	4,308,625
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		523,771
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	[b]	291,831
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	1,200,000		1,390,471
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000	[b]	517,889
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.44	11/12/37	375,000	[b]	419,656
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	6.04	6/12/50	1,000,000	[b]	1,139,143
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. ASB	5.75	6/12/50	641,720	[b]	673,887
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.81	6/12/50	1,200,000	[b]	1,378,415
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000		1,036,545
Morgan Stanley Capital I,
Ser. 2004-T15, Cl. A4	5.27	6/13/41	3,160,000	[b]	3,358,424
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[b]	1,505,683
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000	[b]	579,098
Morgan Stanley Dean Witter
Capital I, Ser. 2003-HQ2,
Cl. A2	4.92	3/12/35	337,983		339,768

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[b]	885,004
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	[b]	849,288
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C31, Cl. A4	5.51	4/15/47	2,500,000		2,907,698
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C28, Cl. A3	5.68	10/15/48	150,000		162,916
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,150,000	[b]	1,328,930
					50,439,035
Consumer Discretionary—2.2%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000	[a]	257,780
CBS,
Gtd. Debs	7.88	7/30/30	880,000		1,238,938
CBS,
Gtd. Notes	5.50	5/15/33	250,000		279,359
Comcast,
Gtd. Notes	6.45	3/15/37	1,900,000		2,509,761
Comcast Cable Communications
Holdings, Gtd. Notes	9.46	11/15/22	304,000		460,930
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000		600,754
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000		510,272
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	2,200,000		2,378,066
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000		120,530
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000		682,754
Daimler Finance North America,
Gtd. Notes	6.50	11/15/13	225,000		238,420
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000		320,558
DirecTV Holdings/Financing,
Gtd. Notes	6.00	8/15/40	800,000		923,458

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Discretionary (continued)
DirecTV Holdings/Financing,
Sr. Gtd. Notes	5.15	3/15/42	1,000,000	1,050,036
Discovery Communications,
Gtd. Notes	6.35	6/1/40	700,000	930,568
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	2,550,000	2,939,227
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	650,000	881,974
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	2,800,000	3,191,322
Lowe’s Cos.,
Sr. Unscd. Notes	6.65	9/15/37	850,000	1,191,045
Macy’s Retail Holdings,
Gtd. Notes	6.38	3/15/37	830,000	1,027,701
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	1,050,000	1,287,369
NBCUniversal Media,
Sr. Unscd. Notes	5.15	4/30/20	1,500,000	1,799,184
News America,
Gtd. Debs	7.75	12/1/45	100,000	142,994
News America,
Gtd. Notes	6.20	12/15/34	250,000	313,231
News America,
Gtd. Notes	6.40	12/15/35	1,000,000	1,286,697
News America,
Gtd. Notes	6.65	11/15/37	360,000	476,902
News America,
Gtd. Notes	8.25	8/10/18	150,000	198,675
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	2,625,000	2,838,310
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000	409,892
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000	918,689
Target,
Sr. Unscd. Debs	7.00	7/15/31	125,000	173,437
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000	476,437
Target,
Sr. Unscd. Notes	7.00	1/15/38	680,000	1,022,136

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Discretionary (continued)
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000	1,010,031
Time Warner,
Gtd. Notes	4.75	3/29/21	1,500,000	1,756,605
Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000	1,582,226
Time Warner Cable,
Gtd. Debs	6.55	5/1/37	350,000	457,133
Time Warner Cable,
Gtd. Debs	7.30	7/1/38	495,000	694,181
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	3,000,000	4,061,463
Time Warner Cos.,
Gtd. Debs	6.95	1/15/28	325,000	433,839
Viacom,
Sr. Unscd. Notes	5.63	9/15/19	1,500,000	1,810,511
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000	320,517
Wal-Mart Stores,
Sr. Unscd. Notes	3.63	7/8/20	4,100,000	4,636,891
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000	753,264
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	635,000	923,218
Walt Disney,
Notes	7.55	7/15/93	100,000	130,153
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000	222,205
Wyndham Worldwide,
Sr. Unscd. Notes	4.25	3/1/22	1,400,000	1,463,155
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000	881,704
Yum! Brands,
Sr. Unscd. Notes	6.88	11/15/37	650,000	921,670
				55,136,172
Consumer Staples—1.3%
Altria Group,
Gtd. Notes	9.70	11/10/18	1,850,000	2,641,730
Altria Group,
Gtd. Notes	9.95	11/10/38	650,000	1,126,995

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Staples (continued)
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	1,000,000		1,093,813
Anheuser-Busch Cos.,
Gtd. Notes	5.50	1/15/18	145,000		173,957
Anheuser-Busch Inbev Worldwide,
Gtd. Notes	5.38	1/15/20	2,500,000		3,111,772
Archer-Daniels-Midland,
Sr. Unscd. Notes	5.45	3/15/18	130,000		156,428
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000		350,407
Coca-Cola,
Sr. Unscd. Notes	3.30	9/1/21	2,000,000		2,233,124
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000		458,088
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000		877,881
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000		141,515
Diageo Investment,
Gtd. Notes	4.25	5/11/42	1,000,000		1,108,052
Dr. Pepper Snapple Group,
Gtd. Notes	6.82	5/1/18	1,700,000		2,155,316
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000		1,540,808
H.J. Heinz,
Sr. Unscd. Debs	6.38	7/15/28	100,000		120,821
Hershey,
Sr. Unscd. Debs	8.80	2/15/21	30,000		42,693
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000		481,802
Kraft Foods,
Sr. Unscd. Notes	5.00	6/4/42	1,150,000	[c]	1,348,591
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	2,975,000		3,672,432
Kraft Foods,
Sr. Unscd. Notes	6.50	2/9/40	365,000		516,451
Kroger,
Gtd. Notes	7.50	4/1/31	800,000		1,075,182

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Staples (continued)
Nabisco,
Sr. Unscd. Debs	7.55	6/15/15	640,000	748,037
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000	1,176,470
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	1,000,000	1,365,266
Philip Morris International,
Sr. Unscd. Notes	4.50	3/20/42	650,000	741,500
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	760,000	934,044
Philip Morris International,
Sr. Unscd. Notes	6.88	3/17/14	3,200,000	3,477,939
Reynolds American,
Gtd. Notes	7.63	6/1/16	170,000	205,818
SYSCO,
Gtd. Notes	5.38	9/21/35	350,000	453,428
				33,530,360
Energy—2.2%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	406,921
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	193,582
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000	518,225
Baker Hughes,
Sr. Unscd. Notes	5.13	9/15/40	1,000,000	1,258,795
BP Capital Markets,
Gtd. Notes	5.25	11/7/13	2,500,000	2,621,585
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000	379,733
Canadian Natural Resources,
Sr. Unscd. Notes	6.25	3/15/38	1,180,000	1,596,184
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	666,994
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000	1,476,508
ConocoPhillips Holding,
Sr. Unscd. Notes	6.95	4/15/29	125,000	180,562

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Energy (continued)
Devon Energy,
Sr. Unscd. Notes	5.60	7/15/41	650,000	815,972
Devon Financing,
Gtd. Debs	7.88	9/30/31	275,000	411,137
Enbridge Energy Partners,
Sr. Unscd. Notes	5.50	9/15/40	720,000	853,042
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000	817,128
Energy Transfer Partners,
Sr. Unscd. Bonds	7.50	7/1/38	1,055,000	1,420,777
Enterprise Products Operating,
Gtd. Notes	4.45	2/15/43	750,000	767,600
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	995,000	1,085,137
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	1,925,000	2,362,666
Halliburton,
Sr. Unscd. Notes	6.15	9/15/19	1,200,000	1,530,041
Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000	252,305
Hess,
Sr. Unscd. Notes	8.13	2/15/19	1,200,000	1,601,310
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000	791,204
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	1,075,000	1,447,684
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000	472,222
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000	480,363
Mobil,
Sr. Unscd. Bonds	8.63	8/15/21	15,000	22,637
Nabors Industries,
Gtd. Notes	9.25	1/15/19	1,250,000	1,679,224
Nexen,
Sr. Unscd. Notes	5.88	3/10/35	125,000	150,871
Nexen,
Sr. Unscd. Notes	7.50	7/30/39	1,000,000	1,439,643
Occidental Petroleum,
Sr. Unscd. Notes, Ser. 1	4.10	2/1/21	1,700,000	1,982,390

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
ONEOK,
Sr. Unscd. Notes	5.20	6/15/15	200,000		218,580
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000		643,276
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000		80,906
Petrobras International Finance,
Gtd. Notes	5.38	1/27/21	2,500,000	[a]	2,847,640
Petrobras International Finance,
Gtd. Notes	5.75	1/20/20	2,200,000		2,548,658
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000		722,681
Petro-Canada,
Sr. Unscd. Notes	4.00	7/15/13	450,000		460,616
Plains All American Pipeline,
Gtd. Notes	6.13	1/15/17	525,000		622,396
Sempra Energy,
Sr. Unscd. Notes	6.00	10/15/39	1,100,000		1,447,837
Shell International Finance,
Gtd. Notes	4.30	9/22/19	2,600,000		3,075,548
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000		739,221
Spectra Energy Capital,
Gtd. Notes	8.00	10/1/19	225,000		301,155
Statoil,
Gtd. Notes	5.25	4/15/19	1,600,000		1,943,680
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000		1,298,346
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000		245,213
Tennessee Gas Pipeline,
Sr. Unscd. Debs	7.00	10/15/28	390,000		536,514
Tennessee Gas Pipeline,
Sr. Unscd Debs	7.63	4/1/37	70,000		101,420
TransCanada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	660,000		1,046,262
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000		265,382
Trans-Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000		104,010

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Transocean,
Gtd. Notes	7.50	4/15/31	875,000		1,105,896
Valero Energy,
Gtd. Notes	6.63	6/15/37	1,115,000		1,395,840
Valero Energy,
Gtd. Notes	7.50	4/15/32	170,000		225,032
Weatherford International,
Gtd. Notes	6.75	9/15/40	1,000,000		1,191,787
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	800,000		1,031,807
XTO Energy,
Sr. Unscd. Notes	6.75	8/1/37	625,000		984,875
					54,867,020
Financial—7.1%
Aegon,
Sr. Unscd. Notes	4.75	6/1/13	375,000		383,668
Allstate,
Sr. Unscd. Debs	6.75	5/15/18	350,000		442,030
Allstate,
Sr. Unscd. Notes	5.00	8/15/14	125,000		134,502
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000		220,164
Allstate,
Sr. Unscd. Notes	7.45	5/16/19	1,850,000		2,458,891
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000		851,804
American Express,
Sr. Unscd. Notes	8.15	3/19/38	1,100,000		1,779,163
American International Group,
Sr. Unscd. Notes	4.88	6/1/22	1,400,000		1,582,017
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000	[a]	688,322
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000		1,171,055
American International Group,
Sr. Unscd. Notes	8.25	8/15/18	2,100,000		2,734,555
AXA,
Sub. Bonds	8.60	12/15/30	165,000		205,859

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Bank of America,
Sr. Unscd. Notes	5.13	11/15/14	350,000		376,632
Bank of America,
Sr. Unscd. Notes	5.38	6/15/14	250,000		266,560
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000		656,199
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	965,000		1,124,846
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	2,450,000		2,840,983
Bank of America,
Sub. Notes	7.80	9/15/16	235,000		276,669
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	1,300,000		1,595,526
BB&T,
Sr. Unscd. Notes	3.38	9/25/13	3,400,000		3,487,264
BB&T,
Sub. Notes	4.90	6/30/17	150,000		170,734
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000		111,850
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	540,000		651,385
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000		336,351
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000	[a]	567,255
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	1,850,000		2,022,202
Berkshire Hathaway Finance,
Gtd. Notes	5.75	1/15/40	675,000		848,869
Blackrock,
Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	500,000		594,373
BNP Paribas,
Gtd. Notes	5.00	1/15/21	1,400,000		1,555,684
Boston Properties,
Sr. Unscd. Bonds	5.63	11/15/20	1,400,000		1,684,691
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000		548,581

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Capital One Bank,
Sr. Unscd. Notes	5.13	2/15/14	200,000	210,367
Capital One Financial,
Sr. Unscd. Notes	4.75	7/15/21	730,000	839,089
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	2,600,000	2,787,179
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	540,000	738,069
Citigroup,
Sr. Unscd. Debs	6.63	1/15/28	100,000	122,215
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	4,400,000	4,493,205
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	5,385,000	6,394,542
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	700,000	935,595
Citigroup,
Sub. Notes	5.00	9/15/14	3,230,000	3,420,719
Citigroup,
Sub. Notes	6.13	8/25/36	575,000	638,768
Citigroup,
Unscd. Notes	8.50	5/22/19	760,000	1,014,745
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000	115,541
Credit Suisse USA,
Bank Gtd. Notes	5.50	8/15/13	1,000,000	1,038,962
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	845,000	1,016,429
ERP Operating,
Sr. Unscd. Notes	5.20	4/1/13	600,000	610,712
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000	108,670
Fifth Third Bank,
Sub. Notes	8.25	3/1/38	1,000,000	1,454,512
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000	270,698
Ford Motor Credit,
Sr. Unscd. Notes	5.88	8/2/21	3,000,000	3,460,233

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
General Electric Capital,
Sr. Unscd. Notes	4.65	10/17/21	1,400,000	1,587,053
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	419,505
General Electric Capital,
Sr. Unscd. Notes	5.63	9/15/17	1,000,000	1,187,501
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000	1,587,674
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	2,000,000	2,471,282
General Electric Capital,
Sr. Unscd. Notes	6.15	8/7/37	850,000	1,091,290
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.75	3/15/32	1,000,000	1,334,118
Goldman Sachs Capital I,
Gtd. Cap. Secs	6.35	2/15/34	350,000	361,841
Goldman Sachs Group,
Sr. Unscd. Notes	4.75	7/15/13	2,800,000	2,877,378
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	4,715,000	5,496,266
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000	542,635
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000	797,239
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000	223,494
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000	1,250,420
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	2,000,000	2,209,380
Hartford Financial Services Group,
Sr. Unscd. Notes	6.30	3/15/18	580,000	697,956
HCP,
Sr. Unscd. Notes	5.38	2/1/21	1,500,000	1,739,157
HSBC Finance,
Sr. Unscd. Notes	4.75	7/15/13	700,000	718,799
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	2,625,000	2,916,590

The Fund	21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
HSBC Holdings,
Sr. Unscd. Notes	5.10	4/5/21	1,500,000	1,771,738
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000	1,658,317
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000	683,723
Jefferies Group,
Sr. Unscd. Debs	6.25	1/15/36	200,000	202,000
Jefferies Group,
Sr. Unscd. Debs	6.45	6/8/27	35,000	36,859
John Deere Capital,
Sr. Unscd. Notes	3.15	10/15/21	1,900,000	2,053,678
JP Morgan Chase,
Sub. Notes	6.00	10/1/17	150,000	177,591
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.15	7/5/16	1,500,000	1,589,615
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.70	1/20/15	5,700,000	6,038,466
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	2,000,000	2,382,968
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	1,500,000	1,852,406
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	650,000	871,508
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	2,525,000	2,699,081
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	3,950,000	4,357,762
KeyBank,
Sub. Notes	6.95	2/1/28	100,000	122,930
Lincoln National,
Sr. Unscd. Notes	6.15	4/7/36	950,000	1,098,431
Lion Connecticut Holdings,
Bank Gtd. Debs	7.63	8/15/26	50,000	64,284
Marsh & McLennan Cos.,
Sr. Unscd. Notes	5.88	8/1/33	275,000	331,512
Mercantile Bankshares,
Sub. Notes, Ser. B	4.63	4/15/13	200,000	203,263
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	7/15/14	565,000	606,038

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	1,665,000		1,965,381
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	4/25/18	2,640,000		3,191,219
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000		181,556
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000		634,954
MetLife,
Sr. Unscd. Notes	5.00	11/24/13	225,000		235,793
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	1,400,000		1,839,415
Morgan Stanley,
Sr. Unscd. Notes	5.45	1/9/17	1,100,000		1,219,169
Morgan Stanley,
Sr. Unscd. Notes	5.75	10/18/16	175,000		195,020
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	2,700,000		3,143,942
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000		374,191
Morgan Stanley,
Sr. Unscd. Notes	7.30	5/13/19	1,300,000		1,566,399
Morgan Stanley,
Sub. Notes	4.75	4/1/14	1,580,000	[a]	1,639,673
National City,
Sub. Notes	6.88	5/15/19	1,800,000		2,233,478
National Rural Utilities Cooperative
Finance, Coll. Trust Bonds	5.45	2/1/18	1,100,000		1,333,553
Nomura Holdings,
Sr. Unscd. Notes	6.70	3/4/20	1,600,000		1,848,819
Oesterreichische Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	1,500,000		1,693,001
PNC Funding,
Bank Gtd. Notes	5.25	11/15/15	225,000		252,194
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000		282,755
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000		131,108
ProLogis,
Gtd. Notes	6.88	3/15/20	1,400,000		1,728,670

The Fund	23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Prudential Financial,
Sr. Unscd. Notes, Ser. B	4.75	4/1/14	350,000	368,725
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	250,000	269,428
Prudential Financial,
Sr. Unscd. Notes, Ser. D	7.38	6/15/19	2,800,000	3,601,105
Rabobank Nederland,
Bank Gtd. Notes	5.25	5/24/41	1,150,000	1,380,279
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000	114,604
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000	232,152
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	1,400,000	1,611,936
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	100,000	103,750
SLM,
Sr. Unscd. Notes, Ser. A	5.00	4/15/15	450,000	482,401
SLM,
Sr. Unscd. Notes	8.00	3/25/20	760,000	883,971
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000	535,584
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000	236,503
Swiss Re Solutions Holding,
Sr. Unscd. Notes	7.00	2/15/26	150,000	186,806
Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000	1,093,665
Travelers Property & Casualty,
Gtd. Notes	5.00	3/15/13	250,000	254,086
U.S. Bancorp,
Sr. Unscd. Notes	3.00	3/15/22	1,400,000	1,487,349
UBS,
Notes	4.88	8/4/20	3,800,000	4,370,988
UBS AG/Stamford,
Sub. Notes	5.88	7/15/16	75,000	84,046
UBS AG/Stamford,
Sr. Unscd. Notes	5.88	12/20/17	760,000	900,313

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Unilever Capital,
Gtd. Notes	5.90	11/15/32	1,000,000	1,438,004
US Bank NA/Cincinnati,
Sub. Notes	4.95	10/30/14	45,000	48,645
Wachovia,
Sr. Unscd. Notes	5.75	6/15/17	1,850,000	2,214,517
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000	1,329,115
Wachovia,
Sub. Notes	5.25	8/1/14	200,000	214,758
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000	590,393
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	2,340,000	2,804,541
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000	1,006,972
Westpac Banking,
Sr. Unscd. Notes	4.88	11/19/19	1,700,000	1,967,835
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000	547,036
Willis North America,
Gtd. Notes	6.20	3/28/17	335,000	385,096
XL Group,
Sr. Unscd. Notes	6.38	11/15/24	1,400,000	1,657,379
				178,442,954
Foreign/Governmental—4.4%
Asian Development Bank,
Sr. Unscd. Notes	1.88	10/23/18	1,750,000	1,838,347
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	3,500,000	3,630,704
Brazilian Government,
Sr. Unscd. Bonds	5.63	1/7/41	650,000	835,250
Brazilian Government,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000	2,695,625
Brazilian Government,
Sr. Unscd. Bonds	7.13	1/20/37	575,000	868,250
Brazilian Government,
Unscd. Bonds	8.25	1/20/34	1,000,000	1,645,000

The Fund	25

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Brazilian Government,
Unscd. Bonds	10.13	5/15/27	500,000		905,000
Chilean Government,
Sr. Unscd. Bonds	5.50	1/15/13	625,000	[a]	632,109
Colombian Government,
Sr. Unscd. Bond	6.13	1/18/41	500,000		685,000
Colombian Government,
Sr. Unscd. Notes	7.38	3/18/19	2,000,000		2,650,000
European Investment Bank,
Sr. Unscd. Notes	1.13	8/15/14	7,800,000		7,895,878
European Investment Bank,
Sr. Unscd. Notes	2.88	9/15/20	2,000,000	[a]	2,159,230
European Investment Bank,
Sr. Unscd. Bond	3.25	5/15/13	2,600,000		2,640,778
European Investment Bank,
Sr. Unscd. Notes	4.63	5/15/14	500,000		532,033
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000		390,838
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	3,700,000		4,393,502
Finnish Government,
Sr. Unscd. Bonds	6.95	2/15/26	25,000		35,358
Inter-American Development Bank,
Notes	4.25	9/10/18	540,000	[a]	638,418
Inter-American Development Bank,
Sr. Unsub. Notes	3.88	9/17/19	2,000,000		2,352,966
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000		176,150
International Bank for
Reconstruction and
Development, Sr. Unscd. Bonds	7.63	1/19/23	700,000		1,051,672
International Bank for
Reconstruction and Development,
Sr. Unscd. Notes	2.13	3/15/16	2,400,000	[a]	2,503,423
International Bank for
Reconstruction and
Development, Sr. Unscd. Notes	5.00	4/1/16	700,000		807,435
International Finance,
Sr. Unscd. Notes	2.13	11/17/17	2,100,000		2,235,280

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Italian Government,
Sr. Unscd. Notes	4.50	1/21/15	50,000		52,127
Italian Government,
Sr. Unscd. Notes	5.25	9/20/16	155,000		164,118
Italian Government,
Sr. Unscd. Notes	5.38	6/12/17	1,450,000		1,546,116
Italian Government,
Sr. Unscd. Notes	5.38	6/15/33	550,000		546,474
Italian Government,
Sr. Unscd. Notes	6.88	9/27/23	610,000		713,907
Japan Bank for International
Cooperation, Sr. Unscd. Notes	2.50	5/18/16	4,800,000		5,088,682
KFW,
Gov’t Gtd. Bonds	4.00	10/15/13	1,400,000		1,448,891
KFW,
Gov’t Gtd. Bonds	4.00	1/27/20	2,500,000		2,917,955
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	1,200,000		1,285,621
KFW,
Gov’t Gtd. Bonds	4.50	7/16/18	3,600,000		4,262,810
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000		718,375
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000		1,449,845
KFW,
Govt Gtd. Notes	4.88	6/17/19	2,000,000		2,446,342
Korea Development Bank,
Sr. Unscd. Notes	3.88	5/4/17	2,500,000		2,718,678
Korea Development Bank,
Sr. Unscd. Notes	5.50	11/13/12	350,000		350,762
Landwirtschaftliche Rentenbank,
Gov’t. Gtd. Bonds	5.13	2/1/17	950,000		1,119,902
Landwirtschaftliche Rentenbank,
Gov’t. Gtd. Notes	1.88	9/17/18	2,100,000		2,187,037
Mexican Government,
Sr. Unscd. Notes	5.63	1/15/17	4,000,000		4,696,000
Mexican Government,
Sr. Unscd. Notes	5.95	3/19/19	1,200,000	[a]	1,488,000

The Fund	27

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Mexican Government,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	1,340,000		1,902,800
Panamanian Government,
Sr. Unscd. Bonds	6.70	1/26/36	700,000		999,950
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	1,760,000		2,204,400
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000		452,000
Peruvian Government,
Sr. Unscd. Bonds	6.55	3/14/37	870,000		1,278,900
Polish Government,
Sr. Unscd. Notes	5.00	3/23/22	1,400,000		1,634,766
Polish Government,
Sr. Unscd. Notes	5.25	1/15/14	250,000		263,825
Polish Government,
Sr. Unscd. Notes	6.38	7/15/19	1,450,000		1,810,688
Province of British Columbia
Canada, Sr. Unscd. Bonds,
Ser. USD2	6.50	1/15/26	925,000		1,319,179
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000		14,553
Province of Manitoba Canada,
Debs	8.88	9/15/21	450,000		680,349
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	2,300,000		2,652,224
Province of Ontario Canada,
Sr. Unscd. Bonds	4.10	6/16/14	3,000,000		3,179,694
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000	[a]	1,165,691
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	700,000		772,712
Province of Quebec Canada,
Bonds	5.13	11/14/16	3,725,000		4,360,794
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		286,092
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	1,550,000		2,380,244
Province of Saskatchewan Canada,
Debs	7.38	7/15/13	500,000		525,012

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Republic of Korea,
Sr. Unscd. Notes	4.88	9/22/14	200,000	214,709
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,000,000	1,306,393
South African Government,
Sr. Unscd. Notes	6.50	6/2/14	170,000	185,088
South African Government,
Sr. Unscd. Notes	6.88	5/27/19	2,100,000	2,625,840
Uruguayan Government,
Sr. Unscd. Bonds	7.63	3/21/36	300,000	468,750
				112,084,541
Health Care—2.0%
Abbott Laboratories,
Sr. Unscd. Notes	5.13	4/1/19	1,500,000	1,812,451
Abbott Laboratories,
Sr. Unscd. Notes	5.88	5/15/16	170,000	199,691
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000	402,297
Amgen,
Sr. Unscd. Notes	4.10	6/15/21	2,000,000	2,244,680
Amgen,
Sr. Unscd. Notes	5.15	11/15/41	1,600,000	1,850,923
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000	482,706
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000	739,401
Baxter International,
Sr. Unsub. Notes	6.25	12/1/37	700,000	995,954
Becton Dickinson,
Sr. Unscd. Notes	3.13	11/8/21	1,900,000	2,050,814
Boston Scientific,
Sr. Unscd. Notes	6.00	1/15/20	1,700,000	2,020,350
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000	560,799
Cigna,
Sr. Unscd. Notes	4.50	3/15/21	1,900,000	2,130,058
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000	723,326

The Fund	29

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Eli Lilly & Co.,
Sr. Unscd. Notes	5.55	3/15/37	750,000		970,162
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000		285,323
Express Scripts,
Gtd. Notes	3.13	5/15/16	2,400,000		2,557,392
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	740,000		910,713
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	3,200,000		3,381,581
GlaxoSmithKline Capital,
Sr. Unscd. Notes	6.38	5/15/38	1,000,000		1,444,269
Health Care REIT,
Sr. Unscd. Notes	5.25	1/15/22	1,400,000		1,601,660
Johnson & Johnson,
Unscd. Debs	4.95	5/15/33	170,000		209,881
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	470,000		673,693
Medco Health Solutions,
Sr. Unscd. Notes	7.13	3/15/18	1,500,000		1,907,298
Merck & Co.,
Gtd. Notes	5.30	12/1/13	1,000,000	[b]	1,053,371
Merck & Co.,
Sr. Unscd. Debs	6.40	3/1/28	150,000		206,905
Merck & Co.,
Sr. Unscd. Notes	6.50	12/1/33	680,000	[b]	1,014,039
Novartis Securities Investment,
Gtd. Notes	5.13	2/10/19	1,400,000		1,690,168
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	2,400,000		3,076,670
Quest Diagnostic,
Gtd. Notes	3.20	4/1/16	2,500,000		2,638,970
Quest Diagnostic,
Gtd. Notes	5.45	11/1/15	500,000		559,776
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000		66,684
Sanofi,
Sr. Unscd. Notes	4.00	3/29/21	1,400,000		1,614,278

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Teva Pharmaceutical Finance,
Gtd. Notes	3.00	6/15/15	3,400,000		3,609,712
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000		114,218
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000		321,585
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	810,000		1,152,026
Wellpoint,
Sr. Unscd. Notes	3.13	5/15/22	1,700,000		1,735,760
WellPoint,
Sr. Unscd. Notes	5.00	12/15/14	1,000,000		1,086,418
WellPoint,
Sr. Unscd. Notes	5.25	1/15/16	375,000		420,192
WellPoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000		77,049
Wyeth,
Gtd. Notes	5.50	2/1/14	150,000		159,444
Wyeth,
Gtd. Notes	5.95	4/1/37	200,000		274,329
Wyeth,
Gtd. Notes	6.50	2/1/34	200,000		284,125
					51,311,141
Industrial—1.5%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000		1,051,409
ADT,
Gtd. Notes	2.25	7/15/17	2,800,000	[c]	2,826,152
Boeing,
Sr. Unscd. Notes	6.00	3/15/19	2,000,000		2,536,960
Boeing,
Sr. Unscd. Bonds	7.25	6/15/25	150,000		207,676
Burlington Northern Santa Fe,
Sr. Unscd. Debs	6.15	5/1/37	650,000		865,805
Burlington Northern Santa Fe,
Sr. Unscd. Debs	7.00	12/15/25	100,000		138,326
Burlington Northern Santa Fe,
Sr. Unscd. Debs	7.95	8/15/30	100,000		142,845

The Fund	31

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Industrial (continued)
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000	142,913
Caterpillar,
Sr. Unscd. Notes	2.60	6/26/22	2,300,000	2,377,480
Caterpillar,
Sr. Unscd. Debs	6.05	8/15/36	375,000	509,971
Caterpillar,
Sr. Unscd. Debs	7.30	5/1/31	125,000	185,978
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	7/2/19	146,117	158,537
CSX,
Sr. Unscd. Notes	4.75	5/30/42	1,200,000	1,347,361
Deere & Co.,
Sr. Unscd. Notes	6.95	4/25/14	775,000	848,713
General Dynamics,
Gtd. Notes	4.25	5/15/13	125,000	127,701
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	500,000	505,821
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000	1,186,196
Honeywell International,
Sr. Unscd. Notes	3.88	2/15/14	2,656,000	2,771,411
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/13	1,300,000	1,316,477
Illinois Tool Works,
Sr. Unscd. Notes	3.90	9/1/42	1,000,000	1,063,982
Koninklijke Philips Electronics,
Sr. Unscd. Notes	5.75	3/11/18	2,000,000	2,436,520
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	599,368
Norfolk Southern,
Sr. Unscd. Bonds, Ser. WI	4.84	10/1/41	1,200,000	1,403,334
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	2,000	2,499
Northrop Grumman Systems,
Gtd. Debs	7.75	2/15/31	1,100,000	1,625,785
Raytheon,
Sr. Unscd. Debs	7.20	8/15/27	150,000	212,289

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial (continued)
Republic Services,
Gtd. Notes	6.20	3/1/40	750,000		976,396
Union Pacific,
Sr. Unscd. Debs	6.63	2/1/29	325,000		449,529
United Parcel Service,
Sr. Unscd. Notes	3.13	1/15/21	1,600,000		1,740,320
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000		604,397
United Parcel Service of America,
Sr. Unscd. Debs	7.62	4/1/30	10,000	[b]	15,300
United Technologies,
Sr. Unscd. Notes	3.10	6/1/22	2,100,000		2,265,892
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	2,750,000		3,050,476
United Technologies,
Sr. Unscd. Notes	5.70	4/15/40	650,000		873,011
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000		68,139
United Technologies,
Sr. Unscd. Debs	8.75	3/1/21	50,000		70,800
Waste Management,
Gtd. Notes	6.38	3/11/15	1,600,000		1,803,022
Waste Management,
Gtd. Notes	7.00	7/15/28	150,000		200,826
					38,709,617
Information Technology—.5%
Dell,
Sr. Unscd. Notes	6.50	4/15/38	1,000,000		1,219,697
Ebay,
Sr. Unscd. Notes	4.00	7/15/42	700,000		704,914
Google,
Sr. Unscd. Notes	3.63	5/19/21	300,000		337,814
Hewlett Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000		622,834
Hewlett-Packard,
Sr. Unscd. Notes	6.00	9/15/41	750,000		740,911
HP Enterprise Services,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	125,000	[b]	129,483

The Fund	33

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Information Technology (continued)
Intel,
Sr. Unscd. Notes	3.30	10/1/21	2,100,000		2,308,883
International Business Machines,
Sr. Unscd. Debs	7.00	10/30/25	225,000		332,227
International Business Machines,
Sr. Unscd. Debs., Ser. A	7.50	6/15/13	75,000		78,385
International Business Machines,
Sr. Unscd. Notes	5.60	11/30/39	605,000		811,997
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000		732,121
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000		431,652
Microsoft,
Sr. Unscd. Debs	5.20	6/1/39	688,000		890,798
Oracle,
Sr. Unscd. Notes	5.00	7/8/19	1,200,000		1,460,608
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000		184,886
Oracle,
Sr. Unscd. Notes	6.50	4/15/38	500,000		723,233
					11,710,443
Materials—1.1%
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000		670,390
Arcelormittal,
Sr. Unscd. Bonds	10.35	6/1/19	1,200,000	[b]	1,412,471
Arcelormittal,
Sr. Unscd. Notes	7.50	10/15/39	600,000	[b]	558,659
Barrick PD Australia Finance,
Gtd. Notes	5.95	10/15/39	1,300,000		1,524,867
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	1,700,000		2,188,333
BHP-Billiton Finance USA,
Gtd. Notes	4.80	4/15/13	1,175,000		1,198,476
CRH America,
Gtd. Notes	5.30	10/15/13	500,000		518,733
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,700,000		2,308,433

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Materials (continued)
Dow Chemical,
Sr. Unscd. Notes	9.40	5/15/39	700,000	1,186,586
E.I. Du Pont De Nemours & Co.,
Sr. Unscd. Notes	5.25	12/15/16	1,900,000	2,208,579
E.I. Du Pont De Nemours & Co.,
Sr. Unscd. Notes	6.00	7/15/18	560,000	700,857
Ecolab,
Sr. Unscd. Notes	5.50	12/8/41	650,000	815,535
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	1,600,000	2,083,078
Lubrizol,
Gtd. Notes	5.50	10/1/14	150,000	163,724
Newmont Mining,
Gtd. Notes	6.25	10/1/39	1,000,000	1,233,648
Potash of Saskatchewan,
Sr. Unscd. Notes	5.63	12/1/40	1,200,000	1,536,931
Rio Tinto Alcan,
Sr. Unscd. Debs	7.25	3/15/31	350,000	490,737
Rio Tinto Finance USA,
Gtd. Notes	5.20	11/2/40	1,000,000	1,205,003
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	1,820,000	2,285,427
Teck Resources,
Gtd. Notes	6.25	7/15/41	1,300,000	1,485,377
Vale Canada,
Sr. Unscd. Bonds	7.20	9/15/32	100,000	125,167
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000	594,491
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000	1,112,284
Xstrata Canada,
Gtd. Notes	5.50	6/15/17	165,000	186,121
				27,793,907
Municipal Bonds—.7%
Bay Area Toll Authority,
San Francisco Bay Area
Toll Bridge Revenue
(Build America Bonds)	6.26	4/1/49	1,000,000	1,388,600

The Fund	35

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds (continued)
Bay Area Toll Authority,
San Francisco Bay Area
Subordinate Toll Bridge
Revenue (Build America Bonds)	6.79	4/1/30	695,000		884,318
California,
GO (Various Purpose)	7.50	4/1/34	1,000,000		1,348,800
California,
GO (Various Purpose)	7.55	4/1/39	1,600,000		2,233,248
Illinois,
GO (Pension Funding Series)	5.10	6/1/33	3,630,000		3,589,308
Los Angeles Unified
School District, GO
(Build America Bonds)	5.75	7/1/34	1,600,000		1,898,400
Metropolitan Transportation
Authority, Dedicated
Tax Funds Bonds	7.34	11/15/39	650,000		973,531
New Jersey Turnpike Authority,
Turnpike Revenue (Build
America Bonds)	7.41	1/1/40	780,000		1,162,294
New York State Dormitory
Authority, State Personal
Income Tax Revenue (General
Purpose) (Build America Bonds)	5.29	3/15/33	2,000,000		2,373,440
Port Authority of New York and
New Jersey (Consolidated Bonds,
164th Series)	5.65	11/1/40	1,530,000		1,875,505
					17,727,444
Telecommunications—1.4%
America Movil SAB de CV,
Gtd. Notes	6.13	3/30/40	1,200,000		1,596,774
America Movil SAB de CV,
Gtd. Notes	6.38	3/1/35	100,000		133,104
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[b]	732,330
AT&T,
Sr. Unscd. Notes	5.10	9/15/14	250,000		271,081
AT&T,
Sr. Unscd. Notes	5.35	9/1/40	1,500,000		1,846,956
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	1,500,000		2,015,550

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		121,096
BellSouth Telecommunications,
Sr. Unscd. Debs	6.38	6/1/28	550,000		675,789
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		697,202
British Telecommunications,
Sr. Unscd. Notes	9.63	12/15/30	175,000	[b]	286,513
Cellco Partnership/Verizon
Wireless Capital, Sr.
Unscd. Notes	8.50	11/15/18	850,000		1,186,325
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		579,152
Cisco Systems,
Sr. Unscd. Notes	5.50	1/15/40	1,700,000		2,225,614
Deutsche Telekom International
Finance, Gtd. Bonds	8.75	6/15/30	900,000	[b]	1,392,670
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	1,250,000		1,353,026
France Telecom,
Sr. Unscd. Notes	8.50	3/1/31	945,000	[b]	1,454,357
GTE,
Gtd. Debs	6.94	4/15/28	100,000		134,892
KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		339,989
Motorola Solutions,
Sr. Unscd. Debs	7.50	5/15/25	1,450,000		1,944,350
New Cingular Wireless Services,
Sr. Unscd. Notes	8.75	3/1/31	720,000		1,171,604
Pacific-Bell Telephone,
Gtd. Bonds	7.13	3/15/26	310,000		424,242
Qwest,
Sr. Unscd. Debs	6.88	9/15/33	330,000		333,300
Rogers Communications,
Gtd. Notes	6.38	3/1/14	760,000		817,287
Telecom Italia Capital,
Gtd. Notes	4.95	9/30/14	3,000,000		3,127,500
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	900,000		929,250

The Fund	37

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	100,000		106,125
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000		194,000
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	1,145,000		1,185,075
Verizon Communications,
Sr. Unscd. Notes	3.50	11/1/21	1,900,000		2,110,112
Verizon Communications,
Sr. Unscd. Notes	5.50	2/15/18	1,500,000		1,828,017
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000		733,388
Verizon Global Funding,
Sr. Unscd. Notes	7.75	12/1/30	690,000		1,047,628
Verizon New Jersery,
Sr. Unscd. Debs	8.00	6/1/22	25,000		34,178
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	1,000,000		1,378,784
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000		659,932
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000		188,278
					35,255,470
U.S. Government Agencies—6.0%
Federal Farm Credit Banks,
Bonds	5.13	8/25/16	2,700,000		3,160,596
Federal Home Loan Banks,
Bonds	3.63	10/18/13	8,000,000		8,262,872
Federal Home Loan Banks,
Bonds, Ser. 421	3.88	6/14/13	2,500,000		2,557,080
Federal Home Loan Banks,
Bonds	4.75	12/16/16	1,000,000	[a]	1,170,662
Federal Home Loan Banks,
Bonds, Ser. 1	4.88	5/17/17	2,000,000		2,375,012
Federal Home Loan Banks,
Bonds	5.00	11/17/17	2,600,000		3,138,158
Federal Home Loan Banks,
Bonds	5.13	8/14/13	1,260,000		1,309,279
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	320,000		374,471

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks,
Bonds	5.50	8/13/14	300,000		328,190
Federal Home Loan Banks,
Bonds	5.50	7/15/36	480,000		670,160
Federal Home Loan Banks,
Bonds	5.63	6/11/21	1,200,000		1,571,448
Federal Home Loan Mortgage Corp.
Notes	1.00	9/29/17	3,000,000	[d]	3,026,451
Federal Home Loan Mortgage Corp.,
Notes	1.38	2/25/14	9,000,000	[d]	9,133,029
Federal Home Loan Mortgage Corp.,
Notes	2.38	1/13/22	2,600,000	[d]	2,730,489
Federal Home Loan Mortgage Corp.,
Notes	2.50	4/23/14	4,800,000	[a,d]	4,959,811
Federal Home Loan Mortgage Corp.,
Notes	2.88	2/9/15	5,500,000	[d]	5,814,974
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	1,600,000	[d]	1,859,043
Federal Home Loan Mortgage Corp.,
Notes	4.13	9/27/13	3,800,000	[d]	3,935,398
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[d]	2,198,209
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	1,400,000	[d]	1,471,502
Federal Home Loan Mortgage Corp.,
Notes	4.50	10/1/40	8,590,780	[d]	9,233,510
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000	[d]	1,049,023
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[d]	1,515,105
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[d]	975,980
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[a,d]	882,830
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[a,d]	791,424
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	2,100,000	[d]	2,441,458
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[d]	1,508,507

The Fund	39

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[d]	612,905
Federal National Mortgage
Association Notes	0.38	3/16/15	10,600,000	[d]	10,608,236
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[d,e]	2,305,301
Federal National Mortgage
Association, Notes	0.88	8/28/14	10,200,000	[d]	10,306,702
Federal National Mortgage
Association, Notes	1.63	10/26/15	5,700,000	[d]	5,903,068
Federal National Mortgage
Association, Notes	2.63	11/20/14	6,800,000	[d]	7,126,114
Federal National Mortgage
Association, Notes	2.75	3/13/14	4,500,000	[d]	4,653,184
Federal National Mortgage
Association, Notes	4.38	3/15/13	7,605,000	[d]	7,724,938
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[d]	948,654
Federal National Mortgage
Association, Notes	4.63	10/15/13	1,400,000	[d]	1,459,317
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	[d]	1,626,048
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[d]	222,665
Federal National Mortgage
Association, Notes	5.00	3/15/16	6,240,000	[d]	7,176,318
Federal National Mortgage
Association, Bonds	5.00	5/11/17	1,200,000	[d]	1,426,921
Federal National Mortgage
Association, Sub. Notes	5.13	1/2/14	365,000	[d]	385,498
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[a,d]	1,441,805
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000	[d]	1,518,191
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000	[d]	1,956,030
Financing (FICO),
Scd. Bonds	8.60	9/26/19	40,000		58,522

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Financing (FICO),
Scd. Bonds, Ser. E	9.65	11/2/18	510,000		760,145
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000		774,925
Tennessee Valley Authority,
Bonds	5.25	9/15/39	1,200,000		1,612,337
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000		918,080
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	1,750,000		1,787,123
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000		245,424
					152,003,122
U.S. Government Agencies/
Mortgage-Backed—28.8%
Federal Home Loan Mortgage Corp:
3.50%			10,500,000	[d,f]	11,159,531
2.50%, 10/1/27			5,500,000	[d]	5,756,599
3.00%, 12/1/25—10/1/26			9,410,209	[d]	9,885,331
3.50%, 6/1/19—8/1/42			28,340,999	[d]	30,084,178
4.00%, 8/1/18—11/1/41			31,496,695		33,622,453
4.50%, 2/1/18—4/1/41			38,094,392	[d]	40,901,788
5.00%, 12/1/17—1/1/40			32,401,785	[d]	35,160,965
5.50%, 8/1/16—1/1/40			26,152,306	[d]	28,530,111
6.00%, 12/1/13—10/1/38			11,429,425	[d]	12,607,580
6.50%, 12/1/12—3/1/39			6,817,783	[d]	7,763,028
7.00%, 12/1/12—7/1/37			258,635	[d]	301,689
7.50%, 8/1/16—11/1/33			100,581	[d]	118,746
8.00%, 2/1/17—10/1/31			56,378	[d]	67,392
8.50%, 10/1/18—6/1/30			2,184	[d]	2,623
Federal National Mortgage Association:
2.50%			6,700,000	[d,f]	7,008,828
3.50%			6,000,000	[d,f]	6,392,812
3.00%, 10/1/26—10/1/42			27,629,947	[d]	29,114,175
3.50%, 1/20/25—6/1/42			48,111,988	[d]	51,263,364
4.00%, 9/1/18—2/1/42			79,115,115	[d]	85,034,788
4.50%, 4/1/18—9/1/40			66,619,910	[d]	72,172,240
5.00%, 11/1/17—6/1/40			47,188,295	[d]	51,561,001
5.50%, 2/1/14—12/1/38			31,942,705	[d]	35,117,551
6.00%, 3/1/14—11/1/38			18,671,343	[d]	20,779,695

The Fund	41

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
6.50%, 12/1/12—9/1/38	5,217,093	[d]	5,989,224
7.00%, 3/1/14—3/1/38	908,779	[d]	1,069,808
7.50%, 8/1/15—6/1/31	107,737	[d]	128,372
8.00%, 2/1/13—8/1/30	32,438	[d]	38,106
8.50%, 9/1/15—7/1/30	15,061	[d]	16,326
9.00%, 10/1/30	2,165	[d]	2,312
Government National Mortgage Association I:
3.50%, 1/15/42—2/15/42	18,112,092		19,747,583
4.00%, 2/15/41—3/15/41	27,171,844		29,920,443
4.50%, 1/15/19—2/15/41	32,705,290		35,697,997
5.00%, 1/15/17—4/15/40	29,385,492		32,332,655
5.50%, 9/15/20—11/15/38	10,112,693		11,183,199
6.00%, 10/15/13—4/15/39	8,341,031		9,452,521
6.50%, 2/15/24—2/15/39	1,760,460		2,027,311
7.00%, 2/15/22—8/15/32	155,872		185,864
7.50%, 10/15/14—11/15/30	92,090		105,551
8.00%, 2/15/17—3/15/32	26,486		31,944
8.25%, 6/15/27	3,203		3,501
8.50%, 10/15/26	10,680		12,558
9.00%, 2/15/22—2/15/23	10,183		10,489
Government National Mortgage Association II:
3.50%, 5/20/34	26,019		28,363
6.50%, 2/20/28	1,331		1,535
8.50%, 7/20/25	988		1,206
Federal Home Loan Mortgage Corp:
2.13%, 2/1/35	476,727	[b,d]	501,013
2.25%, 6/1/35	7,150	[b,d]	7,684
2.38%, 2/1/34	255,943	[b,d]	270,359
2.40%, 6/1/36	8,823	[b,d]	8,940
2.44%, 12/1/34	42,244	[b,d]	45,386
2.51%, 8/1/37	111,682	[b,d]	120,133
2.55%, 8/1/35	234,526	[b,d]	251,854
2.62%, 12/1/34	24,059	[b,d]	25,436
2.70%, 3/1/36	9,607	[b,d]	10,230
2.71%, 3/1/37	130,661	[b,d]	140,337
2.88%, 4/1/33	17,221	[b,d]	18,436
4.68%, 6/1/34	11,242	[b,d]	12,049
5.18%, 8/1/34	7,302	[b,d]	7,898
5.25%, 11/1/33	7,259	[b,d]	7,831
5.62%, 4/1/36	244,005	[b,d]	262,765

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
2.25%, 6/1/34	228,090	[b,d]	244,852
2.25%, 12/1/35	10,292 [b,d]		11,011
2.25%, 11/1/36	178,329	[b,d]	191,115
2.32%, 12/1/36	33,987 [b,d]		34,738
2.33%, 1/1/35	306,545	[b,d]	330,584
2.40%, 11/1/32	14,642 [b,d]		15,248
2.42%, 2/1/37	4,214	[b,d]	4,498
2.44%, 11/1/36	42,504	[b,d]	45,585
2.49%, 9/1/33	9,398	[b,d]	9,950
2.51%, 10/1/34	20,683	[b,d]	22,131
2.75%, 3/1/34	270,785	[b,d]	289,814
2.76%, 2/1/37	268,662 [b,d]		287,256
2.81%, 6/1/34	79,835 [b,d]		85,622
2.85%, 3/1/37	63,405	[b,d]	68,030
2.91%, 8/1/35	79,181	[b,d]	85,019
2.94%, 9/1/33	25,836	[b,d]	27,719
2.98%, 9/1/35	479,106	[b,d]	516,147
4.78%, 5/1/33	6,710 [b,d]		7,168
4.96%, 1/1/35	15,008	[b,d]	16,211
5.16%, 6/1/35	30,026	[b,d]	32,416
5.24%, 11/1/35	6,288	[b,d]	6,799
			726,415,600
U.S. Government Securities—35.7%
U.S. Treasury Bonds:
2.75%, 8/15/42	1,800,000	[a]	1,763,719
3.00%, 5/15/42	6,000,000	[a]	6,198,750
3.13%, 11/15/41	6,300,000	[a]	6,686,858
3.13%, 2/15/42	7,745,000	[a]	8,210,908
3.50%, 2/15/39	3,500,000	[a]	4,005,313
3.75%, 8/15/41	6,500,000	[a]	7,743,125
3.88%, 8/15/40	5,600,000	[a]	6,818,000
4.25%, 5/15/39	3,500,000	[a]	4,521,017
4.25%, 11/15/40	2,000,000	[a]	2,587,500
4.38%, 2/15/38	2,000,000	[a]	2,624,688
4.38%, 11/15/39	5,200,000	[a]	6,848,561
4.38%, 5/15/40	5,475,000	[a]	7,215,880
4.38%, 5/15/41	4,800,000	[a]	6,336,749
4.50%, 2/15/36	3,800,000		5,056,375
4.50%, 5/15/38	2,900,000		3,878,298
4.50%, 8/15/39	4,000,000	[a]	5,365,000

The Fund	43

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
4.63%, 2/15/40	3,400,000	[a]	4,651,095
4.75%, 2/15/37	1,800,000		2,484,281
4.75%, 2/15/41	3,100,000	[a]	4,328,859
5.25%, 11/15/28	1,440,000		2,008,351
5.25%, 2/15/29	1,200,000	[a]	1,677,000
5.38%, 2/15/31	1,405,000	[a]	2,025,175
6.00%, 2/15/26	1,600,000	[a]	2,332,000
6.13%, 11/15/27	2,700,000	[a]	4,048,734
6.13%, 8/15/29	1,350,000	[a]	2,064,656
6.25%, 8/15/23	2,610,000	[a]	3,765,742
6.25%, 5/15/30	1,400,000	[a]	2,185,750
6.50%, 11/15/26	770,000		1,178,942
6.63%, 2/15/27	800,000		1,240,875
6.88%, 8/15/25	1,000,000		1,552,031
7.13%, 2/15/23	1,575,000		2,389,817
7.25%, 5/15/16	2,300,000		2,846,429
7.25%, 8/15/22	870,000		1,318,458
7.50%, 11/15/24	5,100,000	[a]	8,181,517
7.63%, 2/15/25	660,000		1,072,397
7.88%, 2/15/21	805,000		1,220,141
8.00%, 11/15/21	2,670,000	[a]	4,154,354
8.13%, 8/15/19	2,050,000		3,005,493
8.13%, 5/15/21	1,500,000		2,319,141
8.75%, 5/15/17	775,000		1,056,785
8.75%, 5/15/20	775,000	[a]	1,199,071
8.75%, 8/15/20	2,000,000	[a]	3,119,220
8.88%, 8/15/17	2,725,000	[a]	3,779,447
8.88%, 2/15/19	1,000,000		1,485,938
9.00%, 11/15/18	660,000		975,253
U.S. Treasury Notes:
0.13%, 12/31/13	13,000,000	[a]	12,985,778
0.25%, 4/30/14	24,500,000	[a]	24,500,956
0.25%, 6/30/14	6,100,000		6,099,048
0.25%, 8/31/14	10,000,000	[a]	9,995,310
0.25%, 9/30/14	12,800,000	[a]	12,793,498
0.25%, 12/15/14	16,800,000	[a]	16,781,621
0.25%, 5/15/15	16,700,000	[a]	16,662,176
0.50%, 11/15/13	7,700,000		7,723,462
0.50%, 7/31/17	5,000,000	[a]	4,958,985
0.63%, 7/15/14	15,300,000	[a]	15,392,045
0.63%, 8/31/17	9,800,000	[a]	9,774,736
0.75%, 12/15/13	15,600,000	[a]	15,693,241

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
0.75%, 6/15/14	9,000,000	[a]	9,071,370
0.75%, 6/30/17	9,800,000	[a]	9,839,817
0.75%, 10/31/17	7,600,000		7,610,686
1.00%, 7/15/13	6,200,000		6,235,842
1.00%, 8/31/16	3,600,000		3,665,531
1.00%, 9/30/16	9,000,000		9,164,529
1.00%, 10/31/16	10,000,000	[a]	10,179,690
1.00%, 3/31/17	9,000,000	[a]	9,148,365
1.00%, 6/30/19	7,000,000	[a]	6,970,467
1.00%, 8/31/19	9,300,000	[a]	9,239,699
1.25%, 8/31/15	10,000,000	[a]	10,247,660
1.25%, 10/31/15	11,600,000	[a]	11,899,976
1.38%, 11/30/15	4,100,000		4,222,041
1.38%, 12/31/18	7,200,000	[a]	7,380,000
1.38%, 2/28/19	5,300,000	[a]	5,425,462
1.50%, 12/31/13	6,800,000	[a]	6,901,204
1.50%, 8/31/18	10,400,000	[a]	10,758,311
1.75%, 1/31/14	4,900,000	[a]	4,993,026
1.75%, 3/31/14	3,200,000	[a]	3,267,875
1.75%, 5/31/16	3,500,000		3,656,954
1.88%, 2/28/14	2,900,000	[a]	2,963,211
1.88%, 4/30/14	8,915,000	[a]	9,130,912
1.88%, 8/31/17	3,800,000		4,015,532
1.88%, 9/30/17	5,570,000	[a]	5,885,056
2.00%, 1/31/16	12,000,000	[a]	12,605,628
2.00%, 4/30/16	9,100,000	[a]	9,584,857
2.00%, 11/15/21	10,200,000	[a]	10,596,841
2.00%, 2/15/22	8,000,000	[a]	8,285,624
2.13%, 11/30/14	2,650,000		2,749,998
2.13%, 5/31/15	8,700,000	[a]	9,096,259
2.13%, 8/15/21	11,600,000	[a]	12,208,095
2.25%, 5/31/14	3,500,000		3,610,061
2.25%, 3/31/16	1,890,000		2,005,320
2.38%, 8/31/14	5,500,000		5,709,687
2.38%, 10/31/14	13,000,000	[a]	13,538,278
2.38%, 2/28/15	28,300,000	[a]	29,646,457
2.38%, 3/31/16	4,000,000		4,260,312
2.50%, 3/31/15	6,500,000	[a]	6,840,236
2.50%, 4/30/15	8,650,000		9,115,612
2.50%, 6/30/17	7,300,000		7,919,361
2.63%, 6/30/14	9,000,000	[a]	9,352,620
2.63%, 7/31/14	5,000,000	[a]	5,205,080

The Fund	45

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
2.63%, 12/31/14	19,400,000		20,371,513
2.63%, 2/29/16	300,000		321,703
2.63%, 8/15/20	9,800,000	[a]	10,772,346
2.63%, 11/15/20	7,900,000	[a]	8,678,893
2.75%, 5/31/17	6,400,000	[a]	7,012,998
2.75%, 2/28/18	3,000,000		3,308,673
2.75%, 2/15/19	5,000,000		5,542,190
3.00%, 8/31/16	5,700,000	[a]	6,235,714
3.00%, 9/30/16	5,500,000		6,025,508
3.00%, 2/28/17	9,500,000	[a]	10,473,009
3.13%, 9/30/13	3,000,000		3,079,923
3.13%, 10/31/16	5,000,000		5,510,155
3.13%, 1/31/17	1,800,000		1,991,390
3.13%, 4/30/17	6,600,000	[a]	7,329,095
3.13%, 5/15/19	6,300,000	[a]	7,141,642
3.13%, 5/15/21	8,500,000	[a]	9,664,101
3.25%, 5/31/16	2,500,000		2,745,702
3.25%, 6/30/16	4,600,000		5,060,718
3.25%, 7/31/16	2,500,000		2,755,077
3.25%, 12/31/16	4,700,000		5,218,471
3.25%, 3/31/17	3,000,000		3,344,298
3.38%, 11/15/19	11,000,000		12,676,642
3.50%, 2/15/18	3,800,000		4,334,375
3.50%, 5/15/20	9,100,000	[a]	10,594,393
3.63%, 8/15/19	9,400,000	[a]	10,976,709
3.63%, 2/15/20	7,700,000	[a]	9,018,024
3.63%, 2/15/21	8,700,000		10,240,857
3.75%, 11/15/18	5,000,000	[a]	5,834,765
4.00%, 2/15/14	2,700,000	[a]	2,830,888
4.00%, 2/15/15	3,600,000	[a]	3,901,219
4.00%, 8/15/18	3,500,000	[a]	4,123,710
4.13%, 5/15/15	2,000,000	[a]	2,191,094
4.25%, 8/15/13	2,800,000		2,889,687
4.25%, 11/15/13	3,921,000	[a]	4,085,192
4.25%, 8/15/14	2,700,000		2,890,898
4.25%, 11/15/14	7,400,000	[a]	7,993,154
4.25%, 8/15/15	1,305,000		1,445,084
4.50%, 11/15/15	3,800,000	[a]	4,269,064
4.50%, 2/15/16	425,000		481,379
4.50%, 5/15/17	1,800,000		2,111,204
4.63%, 11/15/16	2,000,000		2,325,312
4.63%, 2/15/17	2,252,000	[a]	2,635,896

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
4.75%, 5/15/14			2,400,000	[a]	2,565,187
4.75%, 8/15/17			2,300,000	[a]	2,741,671
4.88%, 8/15/16			2,530,000		2,943,498
5.13%, 5/15/16			1,350,000		1,570,008
					897,345,120
Utilities—1.8%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	250,000		291,483
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	150,000		170,305
Commonwealth Edison,
First Mortgage Bonds	5.90	3/15/36	971,000		1,301,460
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000		217,618
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000		740,639
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000		277,909
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000		231,345
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	2,075,000		2,313,040
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000		131,672
Duke Energy Carolinas,
First Mortgage Bonds	5.30	2/15/40	1,700,000		2,127,594
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	2,500,000		2,750,302
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	555,000		752,406
Florida Power,
First Mortgage Bonds	6.40	6/15/38	1,000,000		1,421,373
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000		1,419,013
Florida Power & Light,
First Mortgage Bonds	5.65	2/1/35	25,000		32,081
Georgia Power,
Sr. Unscd. Note	4.30	3/15/42	1,300,000		1,429,268

The Fund	47

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utilities (continued)
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,932,276
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	34,570
Indiana Michigan Power,
Sr. Unscd. Notes	6.05	3/15/37	800,000	1,003,145
MidAmerican Energy Holdings,
Sr. Unscd. Bonds	6.13	4/1/36	1,250,000	1,649,146
Nevada Power,
Mortgage Notes	7.13	3/15/19	2,300,000	3,015,008
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	160,271
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,700,000	2,071,651
Ohio Power,
Sr. Unscd. Notes, Ser. F	5.50	2/15/13	1,500,000	1,520,898
Oncor Electric Delivery,
Sr. Scd. Debs	7.00	9/1/22	170,000	216,466
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000	321,773
Pacific Gas & Electric,
Sr. Unscd. Bonds	4.80	3/1/14	100,000	105,372
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000	624,408
Pacific Gas & Electric,
Sr. Unscd. Notes	6.25	3/1/39	750,000	1,047,853
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	1,035,000	1,382,303
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000	683,907
Public Service Colorado,
First Mortgage Bonds	3.20	11/15/20	1,500,000	1,655,012
Public Service Electric & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000	286,015

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Utilities (continued)
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000		268,381
Southern California Edison,
First Mortgage Bonds	3.88	6/1/21	1,400,000		1,610,470
Southern California Edison,
First Mortgage Bonds	5.50	3/15/40	1,000,000		1,316,528
Southern California Edison,
First Mortgage Notes, Ser. 08-A	5.95	2/1/38	70,000		96,273
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000		604,884
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000		118,905
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	2,000,000		2,202,400
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000		173,940
Union Electric,
Sr. Scd. Notes	6.40	6/15/17	1,500,000		1,850,375
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000		571,710
Virginia Electric & Power,
Sr. Unscd. Notes	8.88	11/15/38	850,000		1,512,426
Xcel Energy,
Sr. Unscd. Notes	6.50	7/1/36	630,000		868,339
					44,512,213
Total Bonds and Notes
(cost $2,306,524,129)					2,489,298,128

Other Investment—1.7%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $42,790,597)			42,790,597	[g]	42,790,597

The Fund	49

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $7,465,277)	7,465,277 [g]	7,465,277

Total Investments (cost $2,356,780,003)	100.8%	2,539,554,002
Liabilities, Less Cash and Receivables	(.8%)	(20,777,399)
Net Assets	100.0%	2,518,776,603

GO—General Obligation
REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was
$578,753,359 and the value of the collateral held by the fund was $602,356,490 consisting of cash collateral of
$7,465,277 and U.S. Government & Agency securities valued at $594,891,213.
b Variable rate security—interest rate subject to periodic change.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2012, these securities was valued at $4,174,743 or 0.2% of net assets.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Security issued with a zero coupon, income is recognized through accretion of discount.
f Purchased on a forward commitment basis.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	70.5	Money Market Investments	2.0
Corporate Bonds	21.1	Municipal Bonds	.7
Foreign/Governmental	4.4
Asset/Mortgage-Backed	2.1		100.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $578,753,359)—Note 1(b):
Unaffiliated issuers	2,306,524,129	2,489,298,128
Affiliated issuers	50,255,874	50,255,874
Cash		3,196,122
Receivable for investment securities sold		23,475,930
Dividends, interest and securities lending income receivable		17,021,690
Receivable for shares of Capital Stock subscribed		3,732,006
		2,586,979,750
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		523,003
Payable for investment securities purchased		51,975,688
Payable for shares of Capital Stock redeemed		8,230,268
Liability for securities on loan—Note 1(b)		7,465,277
Accrued expenses		8,911
		68,203,147
Net Assets ($)		2,518,776,603
Composition of Net Assets ($):
Paid-in capital		2,329,309,035
Accumulated undistributed investment income—net		1,319,339
Accumulated net realized gain (loss) on investments		5,374,230
Accumulated net unrealized appreciation
(depreciation) on investments		182,773,999
Net Assets ($)		2,518,776,603

Net Asset Value Per Share
	Investor Shares	BASIC Shares
Net Assets ($)	1,032,597,211	1,486,179,392
Shares Outstanding	92,942,033	133,690,242
Net Asset Value Per Share ($)	11.11	11.12

See notes to financial statements.

The Fund	51

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Interest	73,863,729
Income from securities lending—Note 1(b)	340,332
Dividends;
Affilated issuers	32,841
Total Income	74,236,902
Expenses:
Management fee—Note 3(a)	3,623,241
Distribution fees (Investor Shares)—Note 3(b)	2,472,510
Directors’ fees—Note 3(a,c)	150,786
Loan commitment fees—Note 2	20,596
Interest expense—Note 2	1,152
Total Expenses	6,268,285
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(150,786)
Net Expenses	6,117,499
Investment Income—Net	68,119,403
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,314,159
Net unrealized appreciation (depreciation) on investments	28,436,071
Net Realized and Unrealized Gain (Loss) on Investments	46,750,230
Net Increase in Net Assets Resulting from Operations	114,869,633
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	68,119,403	73,360,515
Net realized gain (loss) on investments	18,314,159	9,793,037
Net unrealized appreciation
(depreciation) on investments	28,436,071	21,394,406
Net Increase (Decrease) in Net Assets
Resulting from Operations	114,869,633	104,547,958
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(29,767,411)	(29,695,768)
BASIC Shares	(46,556,696)	(47,174,400)
Total Dividends	(76,324,107)	(76,870,168)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	406,277,765	352,497,499
BASIC Shares	521,655,197	558,020,830
Dividends reinvested:
Investor Shares	28,975,057	28,810,677
BASIC Shares	40,627,309	40,741,002
Cost of shares redeemed:
Investor Shares	(315,021,065)	(488,180,168)
BASIC Shares	(525,623,352)	(441,682,777)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	156,890,911	50,207,063
Total Increase (Decrease) in Net Assets	195,436,437	77,884,853
Net Assets ($):
Beginning of Period	2,323,340,166	2,245,455,313
End of Period	2,518,776,603	2,323,340,166
Undistributed investment income–net	1,319,339	1,525,287

The Fund	53

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2012	2011
Capital Share Transactions:
Investor Shares
Shares sold	36,914,957	32,939,071
Shares issued for dividends reinvested	2,623,519	2,696,743
Shares redeemed	(28,588,573)	(45,885,490)
Net Increase (Decrease) in Shares Outstanding	10,949,903	(10,249,676)
BASIC Shares
Shares sold	47,337,409	52,255,187
Shares issued for dividends reinvested	3,679,850	3,807,512
Shares redeemed	(47,803,019)	(41,213,214)
Net Increase (Decrease) in Shares Outstanding	3,214,240	14,849,485

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.93	10.80	10.42	9.62	10.03
Investment Operations:
Investment income—net[a]	.30	.34	.35	.39	.47
Net realized and unrealized
gain (loss) on investments	.21	.14	.39	.81	(.41)
Total from Investment Operations	.51	.48	.74	1.20	.06
Distributions:
Dividends from investment income—net	(.33)	(.35)	(.36)	(.40)	(.47)
Net asset value, end of period	11.11	10.93	10.80	10.42	9.62
Total Return (%)	4.75	4.58	7.28	12.70	.51
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41	.40	.41	.41	.41
Ratio of net expenses
to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	2.67	3.24	3.27	3.81	4.64
Portfolio Turnover Rate	30.42	30.02	32.15	24.78	25.41
Net Assets, end of period ($ x 1,000)	1,032,597	896,293	996,131	899,701	428,768

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	55

FINANCIAL HIGHLIGHTS (continued)

			Year Ended October 31,
BASIC Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.94	10.80	10.42	9.62	10.04
Investment Operations:
Investment income—net[a]	.32	.36	.37	.41	.48
Net realized and unrealized
gain (loss) on investments	.22	.16	.40	.82	(.40)
Total from Investment Operations	.54	.52	.77	1.23	.08
Distributions:
Dividends from
investment income—net	(.36)	(.38)	(.39)	(.43)	(.50)
Net asset value, end of period	11.12	10.94	10.80	10.42	9.62
Total Return (%)	5.01	4.94	7.55	12.99	.67
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16	.15	.16	.16	.16
Ratio of net expenses
to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	2.92	3.31	3.52	4.05	4.89
Portfolio Turnover Rate	30.42	30.02	32.15	24.78	25.41
Net Assets, end of period
($ x 1,000)	1,486,179	1,427,047	1,249,324	932,049	422,319

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective seeks to match the total return of the Barclays Capital U.S.Aggregate Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and BASIC. Investor shares and BASIC shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund	57

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable

The Fund	59

NOTES TO FINANCIAL STATEMENTS (continued)

issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	2,013,969	—	2,013,969
Commercial
Mortgage-Backed	—	50,439,035	—	50,439,035
Corporate Bonds†	—	531,269,297	—	531,269,297
Foreign Government	—	112,084,541	—	112,084,541
Municipal Bonds	—	17,727,444	—	17,727,444
Mutual Funds	50,255,874	-	—	50,255,874
U.S. Government
Agencies/
Mortgage-Backed	—	878,418,722	—	878,418,722
U.S. Treasury	—	897,345,120	—	897,345,120

†	See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012,The Bank of New York Mellon earned $183,256 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	49,544,765	748,268,437	755,022,605	42,790,597	1.7
Dreyfus
Institutional
Cash
Advantage
Fund	35,341,432	121,043,015	148,919,170	7,465,277.3
Total	84,886,197	869,311,452	903,941,775	50,255,874	2.0

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially

The Fund	61

NOTES TO FINANCIAL STATEMENTS (continued)

lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid monthly, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,319,339, undistributed capital gains $5,551,739 and unrealized appreciation $182,596,490.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $76,324,107 and $76,870,168, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $7,998,756 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2012, was approximately $97,300 with a related weighted average annualized interest rate of 1.18%.

The Fund	63

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, Rule 12b-1 Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $150,786.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. BASIC shares bear no distribution fee. During the period ended October 31, 2012, Investor shares were charged $2,472,510 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Distribution Plan.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $318,002 and Distribution Plan fees $219,175, which are offset against an expense reimbursement currently in effect in the amount of $14,174.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2012, amounted to $884,764,062 and $722,137,416, respectively.

At October 31, 2012, the cost of investments for federal income tax purposes was $2,356,957,512; accordingly, accumulated net unrealized appreciation on investments was $182,596,490, consisting of $183,554,102 gross unrealized appreciation and $957,612 gross unrealized depreciation.

The Fund	65

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 26, 2012

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 99.23% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

The Fund	67

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

Stephen J. Lockwood (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Broad Member

The Fund	69

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios).

He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the

The Fund	71

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus Disciplined
Stock Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

     We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2011, through October 31, 2012, as provided by Sean P. Fitzgibbon and Jeffrey McGrew, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Disciplined Stock Fund produced a total return of 11.95%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 15.19% for the same period.2

Improving economic fundamentals drove the U.S. stock market higher despite concerns regarding financial instability in Europe and slowing growth in China.The fund’s return lagged its benchmark, primarily due to shortfalls in the information technology, energy and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in stocks focusing on large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, with sector weightings and risk characteristics generally similar to those in the S&P 500 Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.The result is a portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the wake of major stock market declines, resulting in attractive valuations across a number of industry groups in November 2011. By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe that forestalled a more severe regional banking crisis, and less restrictive monetary and fiscal policies in China. Meanwhile, corporate earnings remained strong, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, and were able to focus more on company fundamentals and less on macroeconomic developments.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance.The summer saw the market rally resume amid more encouraging economic news, and the S&P 500 Index ended the reporting period with solid gains.

Positioned for Growth, but Hurt by Volatility

We attempted to position the fund constructively at the start of the reporting period to benefit from the U.S. economic recovery while limiting its exposure to weakness overseas. While this approach produced significant gains during market rallies, the fund’s performance tended to lag market averages during downturns.

The fund achieved its strongest relative returns in the industrials sector, where electronic components manufacturer Cooper Industries and electric power products maker Thomas & Betts received attractive acquisition offers. General Electric reported improved profitability from its industrial and finance businesses, and machinery maker Cummins benefited from improving U.S. economic activity. In the materials sector, underweighted exposure to richly valued metals-and-mining stocks bolstered relative performance, as did an investment in chemicals producer LyondellBasell Industries, which reported strong revenues.Among health care companies, major pharmaceutical developers, such as Sanofi and Pfizer, delivered healthy gains. In the financials sector, consumer finance companies, including Discover Financial Services, contributed positively to the fund’s performance.

Two individual holdings in other areas also significantly enhanced the fund’s performance. Consumer electronics maker Apple, in which the fund held a significantly overweighted position, rose sharply on the strength of the company’s first ever dividend distribution and the success of its latest smartphone and tablet computer products. Fashion accessories retailer Michael Kors Holdings gained global traction with its product lines.

Despite the fund’s success with Apple, other information technology holdings detracted from relative performance.The most notable of these were videogame maker Electronic Arts, enterprise data systems providers NetApp and Informatica, online retailer Amazon.com, and semiconductor component maker Vishay Intertechnology. Returns

4

in the consumer staples sector also proved disappointing due to multinationals with exposure to struggling European and emerging markets, such as Unilever. Food packager Ralcorp Holdings was hurt by rising commodity prices, and the fund held no exposure to high-flying Wal-Mart Stores. Among our consumer discretionary holdings,Deckers Outdoor Corp. fell back when a mild winter resulted in disappointing sales growth for their Ugg boots and accessories. Finally, in the energy sector, exploration-and-production companies, such as National-Oilwell Varco and Anadarko Petroleum, sold off in response to falling oil prices.

Emphasizing Companies Positioned for Growth

While the European debt crisis and lingering concerns regarding an economic slowdown in the emerging markets may continue to fuel heightened market volatility, the U.S. economy has demonstrated moderate improvement. In addition, in our view stock valuations remain attractive compared to historical averages, and monetary policies throughout the world are aggressively stimulative, suggesting to us that global and domestic economic recoveries could potentially gain momentum in 2013.

Therefore, as of the reporting period’s end we have maintained overweighted exposure to the information technology, health care and industrials sectors. In contrast, the fund currently holds no exposure to utilities, where we believe valuations remain stretched, and underweighted exposure to consumer discretionary and consumer staples stocks.

November 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/12
	1 Year	5 Years	10 Years
Fund	11.95%	–1.17%	5.62%
Standard & Poor’s 500
Composite Stock Price Index	15.19%	0.36%	6.90%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/02 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

Expenses paid per $1,000†	$5.05
Ending value (after expenses)	$1,010.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

Expenses paid per $1,000†	$5.08
Ending value (after expenses)	$1,020.11

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS

October 31, 2012

Common Stocks—100.0%	Shares		Value ($)
Automobiles & Components—.8%
Delphi Automotive	133,140		4,185,922
Banks—2.7%
Wells Fargo & Co.	416,450		14,030,201
Capital Goods—6.1%
Eaton	128,250	[a]	6,055,965
Fluor	121,350		6,777,397
General Electric	868,610		18,292,927
Pentair	20,068		847,672
			31,973,961
Commercial & Professional Services—1.5%
ADT	41,835	[a]	1,736,571
Robert Half International	151,260		4,067,381
Tyco International	83,660		2,247,944
			8,051,896
Consumer Durables & Apparel—1.5%
PVH	71,000		7,809,290
Diversified Financials—10.7%
Affiliated Managers Group	57,992	[b]	7,335,988
American Express	140,890		7,885,613
Ameriprise Financial	121,420		7,087,285
Bank of America	442,830		4,127,176
Capital One Financial	94,850		5,707,125
Discover Financial Services	124,120		5,088,920
IntercontinentalExchange	43,590	[b]	5,710,290
JPMorgan Chase & Co.	72,680		3,029,302
Moody’s	147,200		7,089,152
T. Rowe Price Group	47,270		3,069,714
			56,130,565
Energy—12.8%
Anadarko Petroleum	94,300		6,488,783
Apache	50,930		4,214,457
Chevron	164,010		18,075,542
Ensco, Cl. A	115,990		6,706,542
EOG Resources	62,980		7,336,540
National Oilwell Varco	183,710		13,539,427
Occidental Petroleum	58,940		4,653,902

8

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
TransCanada	124,820		5,645,609
			66,660,802
Exchange-Traded Funds—.8%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	28,060		3,966,281
Food, Beverage & Tobacco—8.3%
Beam	45,820		2,545,759
Dean Foods	239,630	[b]	4,035,369
Dr. Pepper Snapple Group	59,570		2,552,575
Philip Morris International	186,780		16,541,237
Unilever, ADR	479,590		17,883,911
			43,558,851
Health Care Equipment & Services—3.5%
Cigna	75,750		3,863,250
Covidien	179,810		9,880,559
McKesson	47,410		4,423,827
			18,167,636
Insurance—1.6%
American International Group	112,090	[b]	3,915,304
Chubb	60,510		4,658,060
			8,573,364
Materials—2.8%
LyondellBasell Industries, Cl. A	126,780		6,768,784
Monsanto	89,240		7,680,887
			14,449,671
Media—2.8%
CBS, Cl. B	110,700		3,586,680
Walt Disney	224,560		11,019,159
			14,605,839
Pharmaceuticals, Biotech &
Life Sciences—11.2%
Johnson & Johnson	132,260		9,366,653
Merck & Co.	337,720		15,410,164
Pfizer	788,564		19,611,587
Sanofi, ADR	323,140		14,169,689
			58,558,093

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate—1.9%
American Tower	54,360		4,092,764
CBRE Group, Cl. A	318,900	[b]	5,746,578
			9,839,342
Retailing—2.9%
Cabela’s	81,790	[b]	3,665,010
Dollar General	140,230	[b]	6,817,983
Foot Locker	136,830		4,583,805
			15,066,798
Semiconductors & Semiconductor
Equipment—3.8%
QUALCOMM	199,830		11,705,042
Skyworks Solutions	352,450	[b]	8,247,330
			19,952,372
Software & Services—3.8%
Alliance Data Systems	46,480	[a,b]	6,648,964
Oracle	285,960		8,879,058
VMware, Cl. A	51,130	[b]	4,334,290
			19,862,312
Technology Hardware & Equipment—12.3%
Apple	66,110		39,342,061
Cognizant Technology Solutions, Cl. A	98,090	[b]	6,537,699
EMC	314,730	[b]	7,685,707
International Business Machines	46,400		9,026,192
Vishay Intertechnology	202,970	[b]	1,680,592
			64,272,251
Telecommunication Services—4.1%
AT&T	478,720		16,558,925
Ciena	394,420	[a,b]	4,894,752
			21,453,677
Transportation—4.1%
FedEx	93,650		8,614,863
JB Hunt Transport Services	85,340		5,009,458
Union Pacific	61,980		7,625,399
			21,249,720
Total Common Stocks
(cost $427,669,811)			522,418,844

10

Other Investment—.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,077,932)	1,077,932 [c]	1,077,932

Investment of Cash Collateral
for Securities Loaned—1.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $10,122,012)	10,122,012 [c]	10,122,012

Total Investments (cost $438,869,755)	102.1%	533,618,788
Liabilities, Less Cash and Receivables	(2.1%)	(11,058,769)
Net Assets	100.0%	522,560,019

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was $9,865,230 and the value of the collateral held by the fund was $10,122,012.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	12.8	Retailing	2.9
Technology Hardware & Equipment	12.3	Materials	2.8
Pharmaceuticals,		Media	2.8
Biotech & Life Sciences	11.2	Banks	2.7
Diversified Financials	10.7	Money Market Investments	2.1
Food, Beverage & Tobacco	8.3	Real Estate	1.9
Capital Goods	6.1	Insurance	1.6
Telecommunication Services	4.1	Consumer Durables & Apparel	1.5
Transportation	4.1	Commercial & Professional Services	1.5
Semiconductors &		Automobiles & Components	.8
Semiconductor Equipment	3.8	Exchange-Traded Funds	.8
Software & Services	3.8
Health Care Equipment & Services	3.5		102.1

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,865,230)—Note 1(b):
Unaffiliated issuers	427,669,811	522,418,844
Affiliated issuers	11,199,944	11,199,944
Cash		62,928
Receivable for investment securities sold		1,192,827
Dividends and securities lending income receivable		332,967
Receivable for shares of Capital Stock subscribed		10,274
		535,217,784
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		448,699
Liability for securities on loan—Note 1(b)		10,122,012
Payable for investment securities purchased		1,821,776
Payable for shares of Capital Stock redeemed		265,055
Accrued expenses		223
		12,657,765
Net Assets ($)		522,560,019
Composition of Net Assets ($):
Paid-in capital		437,776,454
Accumulated undistributed investment income—net		1,227,160
Accumulated net realized gain (loss) on investments		(11,192,628)
Accumulated net unrealized appreciation
(depreciation) on investments		94,749,033
Net Assets ($)		522,560,019
Shares Outstanding
(245 million shares of $.001 par value Capital Stock authorized)		16,048,621
Net Asset Value, offering and redemption price per share ($)		32.56

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $132,471 foreign taxes withheld at source):
Unaffiliated issuers	9,611,513
Affiliated issuers	5,606
Income from securities lending—Note 1(b)	53,624
Total Income	9,670,743
Expenses:
Management fee—Note 3(a)	4,693,367
Distribution fees—Note 3(b)	521,485
Directors’ fees—Note 3(a,c)	29,507
Loan commitment fees—Note 2	4,478
Interest expense—Note 2	165
Total Expenses	5,249,002
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(29,507)
Net Expenses	5,219,495
Investment Income—Net	4,451,248
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,367,107
Net unrealized appreciation (depreciation) on investments	34,726,015
Net Realized and Unrealized Gain (Loss) on Investments	54,093,122
Net Increase in Net Assets Resulting from Operations	58,544,370

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	4,451,248	4,463,090
Net realized gain (loss) on investments	19,367,107	51,141,907
Net unrealized appreciation
(depreciation) on investments	34,726,015	(32,847,242)
Net Increase (Decrease) in Net Assets
Resulting from Operations	58,544,370	22,757,755
Dividends to Shareholders from ($):
Investment income—net	(4,696,883)	(4,114,223)
Capital Stock Transactions ($):
Net proceeds from shares sold	13,769,346	17,818,234
Dividends reinvested	4,373,033	3,844,558
Cost of shares redeemed	(65,922,395)	(110,539,384)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(47,780,016)	(88,876,592)
Total Increase (Decrease) in Net Assets	6,067,471	(70,233,060)
Net Assets ($):
Beginning of Period	516,492,548	586,725,608
End of Period	522,560,019	516,492,548
Undistributed investment income—net	1,227,160	1,472,795
Capital Share Transactions (Shares):
Shares sold	441,814	580,698
Shares issued for dividends reinvested	144,824	127,857
Shares redeemed	(2,134,169)	(3,670,428)
Net Increase (Decrease) in Shares Outstanding	(1,547,531)	(2,961,873)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	29.35	28.54	24.51	22.77	40.24
Investment Operations:
Investment income—net[a]	.27	.23	.18	.25	.35
Net realized and unrealized
gain (loss) on investments	3.22	.79	4.01	1.83	(13.57)
Total from Investment Operations	3.49	1.02	4.19	2.08	(13.22)
Distributions:
Dividends from investment income—net	(.28)	(.21)	(.16)	(.34)	(.34)
Dividends from net realized
gain on investments	—	—	—	—	(3.91)
Total Distributions	(.28)	(.21)	(.16)	(.34)	(4.25)
Net asset value, end of period	32.56	29.35	28.54	24.51	22.77
Total Return (%)	11.95	3.56	17.13	9.38	(36.51)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.85	.76	.65	1.18	1.12
Portfolio Turnover Rate	70.82	84.19	78.04	103.96	70.11
Net Assets, end of period ($ x 1,000)	522,560	516,493	586,726	535,164	532,697

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

16

measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

18

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic
Common Stocks†	474,046,812	—	—	474,046,812
Equity Securities—Foreign
Common Stocks†	44,405,751	—	—	44,405,751
Exchange-Traded
Funds	3,966,281	—	—	3,966,281
Mutual Funds	11,199,944	—	—	11,199,944

†	See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012, The Bank of New York Mellon earned $22,982 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,353,440	149,807,297	150,082,805	1,077,932.2
Dreyfus
Institutional
Cash
Advantage
Fund	46,661,418	236,367,360	272,906,766	10,122,012	1.9
Total	48,014,858	386,174,657	422,989,571	11,199,944	2.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

20

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,227,160, accumulated capital losses $10,902,784 and unrealized appreciation $94,459,189.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011were as follows: ordinary income $4,696,883 and $4,114,223, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2012, was approximately $13,900 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s

22

allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period then ended October 31, 2012, fees reimbursed by the Manager amounted to $29,507.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate BNY Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2012, the fund was charged $521,485 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $406,583 and Distribution Plan fees $45,171, which are offset against an expense reimbursement currently in effect in the amount of $3,055.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2012, amounted to $367,539,420 and $415,030,817, respectively.

At October 31, 2012, the cost of investments for federal income tax purposes was $439,159,599; accordingly, accumulated net unrealized appreciation on investments was $94,459,189, consisting of $101,273,993 gross unrealized appreciation and $6,814,804 gross unrealized depreciation.

The Fund	23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 26, 2012

24

IMPORTATION TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $4,696,883 as ordinary income dividends paid during the year ended October 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund	25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

26

Stephen J. Lockwood (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	27

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

28

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	29

For More Information

Dreyfus	Transfer Agent &
Disciplined Stock Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	MBSC Securities Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbol: DDSTX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Money Market
Reserves

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Important Tax Information
23	Board Members Information
25	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Money Market Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

     We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors reacted sharply to macroeconomic developments throughout the world over the reporting period.A sluggish U.S. economy, the ongoing financial crisis in Europe, and slowdowns in key emerging markets weighed on stocks and higher yielding bonds early in the reporting period, but aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China subsequently lifted longer-term markets.

In light of the easy monetary policies adopted by many countries, we expect the U.S. economic recovery to persist at subpar levels over the first half of 2012, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets. Nonetheless, the Federal Reserve Board has reiterated its intention to keep rates low at least through mid-2015, suggesting that substantially higher money market yields are unlikely anytime soon. As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Money Market Reserves’ Investor shares produced a yield of 0.00%, and Class R shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.00% and 0.00%, respectively.1

Yields of money market instruments remained near historical lows throughout the reporting period as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged amid sluggish economic growth.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party agreements; asset-backed securities; domestic and foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest.

U.S. Economy Recovered Slowly

The reporting period began in the aftermath of steep market declines stemming from macroeconomic developments in the United States, Europe, and China. However, investor sentiment was soon bolstered by better U.S. economic data, including accelerating manufacturing activity and drops in the unemployment rate to 8.7% in November and 8.5% in December. Meanwhile, consumer confidence rose, contributing to a 4.1% annualized economic growth rate over the fourth quarter of 2011.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

The recovery appeared to gain traction in early 2012 when the unemployment rate slid to 8.3% amid a gain of 243,000 jobs in January and another 233,000 jobs in February. Despite a decrease to 120,000 new jobs in March, the unemployment rate inched lower to 8.2%. However, cuts in government spending dampened GDP growth to a 2.0% annualized rate over the first quarter of 2012.

The expansion appeared to moderate in April.The unemployment rate fell to 8.1%, but only 77,000 jobs were added. May brought another month of subpar job creation and an uptick in the unemployment rate to 8.2%. Moreover, the European debt crisis intensified when proposed austerity measures encountered political resistance. The manufacturing sector contracted in June for the first time in three years, but U.S. housing prices climbed for the first time in seven months. For the second quarter of 2012, U.S. economic growth slowed to a 1.3% annualized rate.

The economy added 181,000 jobs in July, but the unemployment rate rose to 8.3% as more people entered the workforce. Manufacturing activity contracted for the second straight month. August saw higher sales and prices in U.S. housing markets, an 8.1% unemployment rate, and higher personal income and expenditures. Corporate earnings proved healthier than expected, as a majority of companies met analysts’ earnings targets.

The economic recovery seemed to gain traction in September with the addition of 148,000 new jobs and a sharp drop in the unemployment rate to 7.8%, its lowest level since January 2009.The manufacturing sector rebounded after three months of modest declines, and the service sector posted its 33rd consecutive month of expansion. In the housing market, sales prices reached their highest levels in approximately five years. However, many economists, investors and business executives grew increasingly concerned that a gridlocked Congress might not reach agreement on ways to prevent automatic tax hikes and spending reductions scheduled for early 2013. It later was announced that the U.S. economy grew at a 2.0% annualized rate during the third quarter of 2012.

The unemployment rate ticked higher in October to 7.9% as more workers joined the labor force, and 184,000 private sector jobs were added during the month. Manufacturing activity increased at a faster rate in October than in September, and home prices posted modest gains, suggesting that the gradual U.S. economic recovery remained intact.

4

Rates Likely to Stay Low

As has been the case for some time, money market yields hovered near zero percent throughout the reporting period. In addition, yield differences along the market’s maturity spectrum remained relatively narrow, so it made little sense to incur the additional risks that longer-dated securities typically entail.

We maintained the fund’s weighted average maturity in a position that was roughly in line with market averages, and we focused on well-established issuers that historically have demonstrated good liquidity characteristics.

In August, the Fed announced additional measures to boost employment and stimulate growth, including an extension of Operation Twist, a new round of quantitative easing and the likelihood that short-term interest rates would remain near historical lows at least until mid-2015. Therefore, we intend to maintain the fund’s focus on quality and liquidity.

November 15, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSROs (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$1.31	$1.31
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$1.32	$1.32
Ending value (after expenses)	$1,023.83	$1,023.83

† Expenses are equal to the fund’s annualized expense ratio of .26% for Investor shares and .26% for Class R shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2012

	Principal
Negotiable Bank Certificates of Deposit—20.7%	Amount ($)		Value ($)
Bank of Nova Scotia (Yankee)
0.59%, 11/1/12	10,000,000	[a]	10,000,000
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
0.25%, 1/7/13	8,000,000		8,000,000
Norinchukin Bank (Yankee)
0.39%, 11/6/12	10,000,000		10,000,000
Rabobank Nederland (Yankee)
0.29%, 11/6/12	10,000,000		10,000,000
State Street Bank and Trust Co.
0.20%, 12/14/12	10,000,000		10,000,000
Toronto Dominion Bank (Yankee)
0.20%, 1/11/13	8,000,000		8,000,000
Total Negotiable Bank Certificates of Deposit
(cost $56,000,000)			56,000,000

Commercial Paper—14.8%
Australia and New Zealand Banking Group Ltd.
0.27%, 11/29/12	10,000,000	[a,b]	10,000,000
General Electric Capital Corp.
0.40%, 12/13/12	10,000,000		9,995,333
Mizuho Funding LLC
0.25%, 1/16/13	10,000,000	[b]	9,994,722
Swedbank
0.30%, 2/7/13	10,000,000		9,991,833
Total Commercial Paper
(cost $39,981,888)			39,981,888

Asset-Backed Commercial Paper—14.8%
Collateralized Commercial Paper Program Co., LLC
0.34%, 11/1/12	10,000,000		10,000,000
FCAR Owner Trust, Ser. II
0.28%, 12/3/12	10,000,000		9,997,511

The Fund	7

STATEMENT OF INVESTMENTS (continued)

	Principal
Asset-Backed Commercial Paper (continued)	Amount ($)		Value ($)
Metlife Short Term Funding LLC
0.18%, 1/4/13	10,000,000	[b]	9,996,800
Northern Pines Funding LLC
0.20%, 12/3/12	10,000,000		9,998,222
Total Asset-Backed Commercial Paper
(cost $39,992,533)			39,992,533

Time Deposits—8.9%
Canadian Imperial Bank of
Commerce (Grand Cayman)
0.14%, 11/1/12	8,000,000		8,000,000
DnB Bank (Grand Cayman)
0.16%, 11/1/12	8,000,000		8,000,000
Royal Bank of Canada (Toronto)
0.15%, 11/1/12	8,000,000		8,000,000
Total Time Deposits
(cost $24,000,000)			24,000,000

U.S. Government Agencies—9.3%
Federal Home Loan Bank
0.05%, 11/1/12	15,000,000		15,000,000
Federal National Mortgage Association
0.40%, 2/1/13	10,000,000	[a,c]	10,000,000
Total U.S. Government Agencies
(cost $25,000,000)			25,000,000

U.S. Treasury Bills—18.5%
0.10%—0.12%, 11/15/12—12/20/12
(cost $49,995,878)	50,000,000		49,995,878

8

	Principal
U.S. Treasury Notes—3.7%	Amount ($)	Value ($)
0.20%, 12/31/12
(cost $10,056,257)	10,000,000	10,056,257
Total Investments (cost $245,026,556)	90.7%	245,026,556
Cash and Receivables (Net)	9.3%	25,039,877
Net Assets	100.0%	270,066,433

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2012, these securities amounted to $29,991,522 or 11.1% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	40.7	Asset-Backed/Single Seller	3.7
U.S. Government/Agencies	31.5	Finance	3.7
Asset-Backed/Banking	7.4
Asset-Backed/Insurance	3.7		90.7

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	245,026,556	245,026,556
Cash		25,004,299
Interest receivable		154,832
		270,185,687
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		41,562
Payable for shares of Capital Stock redeemed		77,692
		119,254
Net Assets ($)		270,066,433
Composition of Net Assets ($):
Paid-in capital		270,066,433
Net Assets ($)		270,066,433

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	174,658,643	95,407,790
Shares Outstanding	174,658,642	95,407,790
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Interest Income	658,750
Expenses:
Management fee—Note 2(a)	1,338,684
Distribution fees (Investor Shares)—Note 2(b)	400,443
Directors’ fees—Note 2(a,c)	17,989
Total Expenses	1,757,116
Less—reduction in expenses due to undertaking—Note 2(a)	(1,080,926)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(17,989)
Net Expenses	658,201
Investment Income—Net, representing net increase
in net assets resulting from operations	549

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment Income-Net, representing net increase
in net assets resulting from operations	549	155
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(413)	(1,025)
Class R Shares	(136)	(670)
Total Dividends	(549)	(1,695)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	168,196,439	320,251,587
Class R Shares	265,138,184	338,499,672
Dividends reinvested:
Investor Shares	409	1,025
Class R Shares	52	484
Cost of shares redeemed:
Investor Shares	(202,213,265)	(440,382,061)
Class R Shares	(250,515,803)	(398,562,474)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(19,393,984)	(180,191,767)
Total Increase (Decrease) in Net Assets	(19,393,984)	(180,193,307)
Net Assets ($):
Beginning of Period	289,460,417	469,653,724
End of Period	270,066,433	289,460,417

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended October 31,
Investor Shares	2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.003	.028
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.003)	(.028)
Net asset value, end of period	1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.30	2.87
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71		.71		.71		.75	.71
Ratio of net expenses
to average net assets	.25		.24		.29		.66	.70
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.32	2.80
Net Assets, end of period ($ x 1,000)	174,659		208,675		328,806		355,337	408,547

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS (continued)

			Year Ended October 31,
Class R Shares	2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.004	.030
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.004)	(.030)
Net asset value, end of period	1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.43	3.07
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51		.51		.51		.55	.51
Ratio of net expenses
to average net assets	.25		.24		.29		.52	.50
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.47	3.03
Net Assets, end of period ($ x 1,000)	95,408		80,785		140,848		155,333	186,972

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a Distribution Plan fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	245,026,556
Level 3—Significant Unobservable Inputs	—
Total	245,026,556
† See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were all ordinary income.

18

At October 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $17,989.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $909,320 for Investor shares and $171,606 for Class R shares during the period ended October 31, 2012.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2012, Investor shares were charged $400,443 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $93,912 and Distribution Plan fees $29,801, which are offset against an expense reimbursement currently in effect in the amount of $82,151.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex.Annual retainer fees and attendance fees are allocated to each fund based on net assets.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 26, 2012

The Fund	21

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 94.16% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

22

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund	23

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

24

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	25

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

26

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
AMT-Free
Municipal Reserves

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24	Financial Highlights
28	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Important Tax Information
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free
Municipal Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus AMT-Free Municipal Reserves, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors reacted sharply to macroeconomic developments throughout the world over the reporting period.A sluggish U.S. economy, the ongoing financial crisis in Europe, and slowdowns in key emerging markets weighed on stocks and higher yielding bonds early in the reporting period, but aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China subsequently lifted longer-term markets.

In light of the easy monetary policies adopted by many countries, we expect the U.S. economic recovery to persist at subpar levels over the first half of 2012, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets. Nonetheless, the Federal Reserve Board has reiterated its intention to keep rates low at least through mid-2015, suggesting that substantially higher money market yields are unlikely anytime soon. As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus AMT-Free Municipal Reserves’ BASIC shares produced a yield of 0.00%, Class B shares produced a yield of 0.00%, Class R shares produced a yield of 0.00% and Investor shares produced a yield of 0.00%. Taking into consideration the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares and Investor shares produced effective yields of 0.00%, 0.00%, 0.00% and 0.00%, respectively, for the same period.1

The U.S. economy continued to recover slowly over the reporting period, producing heightened volatility in many financial markets. However, yields of tax-exempt money market instruments remained stable near zero percent as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged at historically low levels.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax.To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal personal income tax and the federal alternative minimum tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Economic Sentiment Improved, but Yields Remained Low

The reporting period began in the wake of an unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities. This development, together with a worsening sovereign debt crisis in Europe, triggered steep declines among longer-term financial assets in the weeks prior to the reporting period, while traditional safe havens such as U.S. government securities gained substantial value.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Fortunately, employment gains and other encouraging U.S. economic news soon helped alleviate investors’ worries, as the European Union took steps to address a persistent debt crisis and the U.S. unemployment rate dropped sharply. Although disappointing U.S. economic data and renewed concerns in Europe during the spring of 2012 temporarily reduced expectations for a more robust recovery, the U.S. and global economies appeared to strengthen over the summer. Despite these shifts in the economic outlook, the Fed maintained the monetary policy stance it first established in December 2008, leaving the overnight federal funds rate in a range between 0% and 0.25%. Consequently, municipal money market yields remained near zero percent throughout the reporting period.

The market also was influenced by changing supply-and-demand dynamics. Demand for municipal money market instruments proved robust throughout the reporting period. Narrow yield differences along the market’s maturity range and high after-tax yields compared to taxable money market instruments attracted individual investors as well as institutions that typically participate in taxable and longer-term bond markets. Meanwhile, the supply of newly issued tax-exempt money market instruments remained relatively steady as banks with strong credit characteristics benefited from low financing rates. Consequently, yields ofVRDNs stayed within a relatively narrow range over the reporting period.

In general, municipal credit quality has continued to improve as states and local governments have recovered slowly from the recession. In particular, state general funds have shown consecutive quarters of growth in personal income tax and sales tax revenue, both important sources of revenue.

A Credit-Conscious Investment Posture

We have continued to maintain a careful and well-researched approach to credit selection. During the reporting period, we emphasized state general obligation bonds; essential service revenue bonds issued by water, sewer and electric enterprises; and certain local credits from issuers with strong financial positions and stable tax

4

bases. We generally shied away from instruments issued by localities that depend heavily on state aid. We also maintained a conservative position regarding interest rates, setting the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Outlook Clouded by Ongoing Economic Uncertainty

We are cautiously optimistic regarding the prospects for economic growth. Strains in the global financial markets have continued to pose significant challenges, but the Fed expects a moderate pace of U.S. economic growth and a gradually declining unemployment rate. In addition, the Fed signaled that it is prepared to maintain short-term interest rates near current levels until 2015, and it has taken further action to stimulate economic growth, including an extension of “Operation Twist” and a new round of quantitative easing.With money market yields likely to remain near historical lows for some time, we believe that the prudent course continues to be an emphasis on preservation of capital and liquidity.

November 15, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Municipal securities holdings (as applicable), while rated in the highest rating category by one or more National Recognized Statistical Rating Organizations (NRSROs) (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	$1.61	$1.61	$1.61	$1.61
Ending value (after expenses)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	$1.63	$1.63	$1.63	$1.63
Ending value (after expenses)	$1,023.53	$1,023.53	$1,023.53	$1,023.53

† Expenses are equal to the fund’s annualized expense ratio of .32% for Investor Shares, .32% for Class R Shares,
.32% for BASIC Shares and .32% for Class B Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2012

Short-Term	Coupon	Maturity	Principal
Investments—98.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—2.4%
Chatom Industrial Development
Board, Gulf Opportunity Zone
Revenue (PowerSouth Energy
Cooperative Projects)	0.36	11/7/12	5,000,000	[a]	5,000,000
Columbia Industrial Development
Board, PCR, Refunding (Alabama
Power Company Project)	0.21	11/1/12	2,500,000	[a]	2,500,000
Columbia Industrial Development
Board, PCR, Refunding (Alabama
Power Company Project)	0.23	11/1/12	1,400,000	[a]	1,400,000
Arizona—3.4%
Phoenix Industrial Development
Authority, MFHR, Refunding
(Copper Palms Apartments
Project) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.23	11/7/12	2,300,000	[a]	2,300,000
Yavapai County Industrial
Development Authority, Revenue
(Skanon Investments, Inc.—Drake
Cement Project) (LOC; Citibank NA)	0.38	11/7/12	10,050,000	[a]	10,050,000
California—1.0%
Los Angeles Department of Water
and Power, Power System
Revenue (Liquidity Facility;
Wells Fargo Bank)	0.26	11/1/12	3,800,000	[a]	3,800,000
Colorado—1.6%
Colorado Educational and Cultural
Facilities Authority, Revenue,
Refunding (Boulder Country Day
School Project) (LOC; Wells
Fargo Bank)	0.31	11/7/12	1,070,000	[a]	1,070,000
Colorado Postsecondary Educational
Facilities Authority, Revenue
(Mullen High School Project)
(LOC; Wells Fargo Bank)	0.36	11/7/12	1,155,000	[a]	1,155,000
Holland Creek Metropolitan
District, Revenue (LOC;
Bank of America)	0.25	11/7/12	3,500,000	[a]	3,500,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut—4.9%
Connecticut Health and Educational
Facilities Authority, Revenue
(Eagle Hill School Issue)
(LOC; JPMorgan Chase Bank)	0.29	11/7/12	5,140,000	[a]	5,140,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Taft School Issue) (LOC;
Wells Fargo Bank)	0.22	11/7/12	1,000,000	[a]	1,000,000
Connecticut Health and Educational
Facilities Authority, Revenue
(The Children’s School Issue)
(LOC; JPMorgan Chase Bank)	0.29	11/7/12	6,175,000	[a]	6,175,000
Shelton Housing Authority,
Revenue (Crosby Commons
Project) (LOC; M&T Trust)	0.26	11/7/12	5,875,000	[a]	5,875,000
District of Columbia—.8%
District of Columbia,
Revenue (American Public
Health Association Issue)
(LOC; Bank of America)	0.26	11/7/12	1,475,000	[a]	1,475,000
District of Columbia,
Revenue (Hogar Hispano, Inc.
Issue) (LOC; Bank of America)	0.26	11/7/12	1,300,000	[a]	1,300,000
Florida—2.2%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wells Fargo Bank)	0.36	11/7/12	700,000	[a]	700,000
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project) (LOC;
Wells Fargo Bank)	0.36	11/7/12	550,000	[a]	550,000
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project) (LOC;
Wells Fargo Bank)	0.36	11/7/12	410,000	[a]	410,000
Palm Beach County,
IDR (Boca Raton Jewish
Community Day School, Inc.
Project) (LOC; Wells Fargo Bank)	0.31	11/7/12	1,115,000	[a]	1,115,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Palm Beach County,
IDR (Gulfstream Goodwill
Industies, Inc. Project) (LOC;
Wells Fargo Bank)	0.31	11/7/12	440,000	[a]	440,000
Palm Beach County,
Public Improvement Revenue
(Biomedical Research Park
Project) (Deutsche Bank
Spears/Lifers Trust(Series
DB-184) (Liquidity Facility;
Deutsche Bank AG and LOC;
Deutsche Bank AG)	0.31	11/7/12	3,950,000	[a,b,c]	3,950,000
Palm Beach County,
Revenue (The Palm Beach Jewish
Community Campus Corporation
Project) (LOC; Northern
Trust Company)	0.25	11/7/12	100,000	[a]	100,000
Pinellas County Industry Council,
Revenue (Lutheran Church of
the Cross Day School Project)
(LOC; Wells Fargo Bank)	0.36	11/7/12	1,000,000	[a]	1,000,000
Georgia—.7%
Fulton County Development
Authority, Revenue (Children’s
Healthcare of Atlanta, Inc.
Project) (Liquidity Facility;
Landesbank Hessen-Thuringen
Girozentrale)	0.26	11/7/12	2,400,000	[a]	2,400,000
Illinois—6.6%
Chicago,
GO Notes (Project and
Refunding Series) (Liquidity
Facility; JPMorgan Chase Bank)	0.23	11/1/12	6,000,000	[a]	6,000,000
Illinois Development Finance
Authority, Revenue (Evanston
Northwestern Healthcare
Corporation) (Liquidity
Facility; Wells Fargo Bank)	0.21	11/1/12	3,000,000	[a]	3,000,000
Illinois Educational Facilities
Authority, Revenue (The
Lincoln Park Society) (LOC;
Citibank NA)	0.30	11/7/12	2,800,000	[a]	2,800,000

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Illinois Finance Authority,
Revenue (Northwestern
Memorial Hospital) (Liquidity
Facility; UBS AG)	0.20	11/7/12	9,300,000	[a]	9,300,000
Lake Villa,
Revenue (The Allendale
Association Project) (LOC;
Wells Fargo Bank)	0.23	11/7/12	3,030,000	[a]	3,030,000
Indiana—1.4%
East Porter County School
Building, First Mortgage
Bonds, Refunding (SPEARS—
Series DB-144) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.31	11/7/12	5,100,000	[a,b,c]	5,100,000
Iowa—3.0%
Iowa Finance Authority,
Educational Facilities Revenue
(Holy Family Catholic Schools
Project) (LOC; Wells Fargo Bank)	0.25	11/1/12	5,000,000	[a]	5,000,000
Iowa Higher Education Loan
Authority, Private College
Facility Revenue (Des Moines
University Project) (LOC;
U.S. Bank NA)	0.25	11/1/12	6,200,000	[a]	6,200,000
Kansas—1.9%
Kansas Development Finance
Authority, Health Facilities
Revenue (Kansas University
Health System) (LOC;
U.S. Bank NA)	0.25	11/1/12	7,000,000	[a]	7,000,000
Kentucky—1.5%
Kentucky Rural Water Finance
Corporation, Public Projects
Construction Notes	1.00	10/1/13	4,500,000		4,527,941
Mason County,
PCR (East Kentucky Power
Cooperative, Inc. Project)
(Liquidity Facility; National
Rural Utilities Cooperative
Finance Corporation)	0.40	11/7/12	900,000	[a]	900,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Louisiana—1.0%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Kenner
Theatres, L.L.C. Project)
(LOC; FHLB)	0.27	11/7/12	3,650,000	[a]	3,650,000
Maryland—3.8%
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Trust)	0.26	11/7/12	3,420,000	[a]	3,420,000
Baltimore Mayor and City Council
Industrial Development
Authority, Revenue (City of
Baltimore Capital Acquisition
Program) (LOC; Bayerische
Landesbank)	0.30	11/7/12	6,000,000	[a]	6,000,000
Maryland Economic Development
Corporation, EDR (Blind
Industries and Services of
Maryland Project) (LOC;
Bank of America)	0.42	11/7/12	4,674,000	[a]	4,674,000
Massachusetts—8.0%
Leominster,
GO Notes, BAN	1.00	12/19/12	2,000,000		2,001,516
Massachusetts,
GO Notes (Consolidated Loan)
(LOC; JPMorgan Chase Bank)	0.25	11/1/12	14,000,000	[a]	14,000,000
Massachusetts Bay Transportation
Authority, General Transportation
System Revenue (Liquidity
Facility; Bank of America)	0.21	11/7/12	1,450,000	[a]	1,450,000
Massachusetts Development
Finance Agency, Revenue
(Eaglebrook School Issue)
(LOC; Bank of America)	0.25	11/7/12	1,000,000	[a]	1,000,000
Massachusetts Health and
Educational Facilities
Authority, Revenue (Hillcrest
Extended Care Services Issue)
(LOC; Bank of America)	0.26	11/7/12	1,900,000	[a]	1,900,000

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities Authority,
Revenue (Partners HealthCare
System Issue) (Liquidity Facility;
Bank of America)	0.21	11/7/12	1,085,000	[a]	1,085,000
Saugus,
GO Notes, BAN	1.50	11/15/12	4,000,000		4,001,516
Taunton,
GO Notes, BAN	1.25	5/22/13	3,875,000		3,886,698
Minnesota—.5%
Saint Paul Housing and
Redevelopment Authority,
Revenue (Goodwill/Easter Seals
Project) (LOC; U.S. Bank NA)	0.35	11/7/12	1,800,000	[a]	1,800,000
Missouri—2.8%
Missouri Health and Educational
Facilities Authority, Revenue
(Kansas City Art Institute)
(LOC; TD Bank)	0.25	11/1/12	4,500,000	[a]	4,500,000
Saint Louis Industrial Development
Authority, MFHR (Hamilton
Place Apartments) (LOC; FHLMC)	0.23	11/7/12	5,850,000	[a]	5,850,000
Nebraska—3.7%
Lancaster County Hospital
Authority Number 1, HR,
Refunding (BryanLGH Medical
Center) (LOC; U.S. Bank NA)	0.25	11/1/12	13,575,000	[a]	13,575,000
Nevada—.9%
Deutsche Bank Spears/Lifers Trust
(Series DBE-668) (Clark County
School District, Limited Tax
Building Bonds GO) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.36	11/7/12	3,400,000	[a,b,c]	3,400,000
New Jersey—7.1%
East Brunswick Township,
GO Notes, BAN	1.25	8/6/13	2,659,000		2,672,083
Kearny Board of Education,
GO Notes, GAN	1.25	10/11/13	1,500,000		1,504,891

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, Natural Gas Revenue,
Refunding (New Jersey
Natural Gas Company Project)	0.23	11/1/12	3,100,000	[a]	3,100,000
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Westdeutsche Landesbank)	0.40	11/7/12	4,000,000	[a]	4,000,000
Paterson,
GO Notes, BAN
(General Improvement
and Tax Appeal)	1.50	6/6/13	2,000,000		2,002,925
Rahway,
GO Notes, BAN	1.25	8/9/13	2,268,000		2,279,276
Rahway,
GO Notes, BAN	1.25	10/2/13	2,355,000		2,367,224
Ridgefield Park Village,
GO Notes, BAN	1.50	4/19/13	2,000,000		2,006,333
West Milford Township,
GO Notes, BAN and Special
Emergency Notes	1.00	10/4/13	3,862,000		3,876,156
Woodbridge Township Board of
Education, Temporary Notes	1.00	2/6/13	2,400,000		2,403,164
New Mexico—.7%
Santa Fe County,
Education Facility Revenue
(Archdiocese of Santa Fe
School Project) (LOC;
U.S. Bank NA)	0.36	11/7/12	2,400,000	[a]	2,400,000
New York—8.5%
Amsterdam Enlarged City School
District, GO Notes, BAN	1.25	6/28/13	3,500,000		3,513,659
Deposit Central School District,
GO Notes, BAN	1.25	6/28/13	1,572,000		1,577,620
Hendrick Hudson Central School
District, GO Notes, BAN	1.00	6/21/13	1,800,000		1,804,557
Hudson Falls Central School
District, GO Notes, BAN	0.75	6/28/13	5,880,000		5,880,689

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City,
GO Notes (LOC; California Public
Employees Retirement System)	0.24	11/1/12	11,800,000	[a]	11,800,000
New York City Industrial
Development Agency, Civic
Facility Revenue (Jewish
Community Center on the Upper
West Side, Inc. Project)
(LOC; M&T Trust)	0.26	11/7/12	4,300,000	[a]	4,300,000
Valhalla Union Free School
District, GO Notes, TAN	1.00	2/15/13	2,500,000		2,503,581
Ohio—1.1%
Union Township,
GO Notes, Refunding, BAN
(Various Purpose)	1.00	9/11/13	3,850,000		3,868,134
Pennsylvania—6.9%
Allegheny County Industrial
Development Authority,
Commercial Development
Revenue, Refunding (Two
Marquis Plaza Project)
(LOC; PNC Bank NA)	0.23	11/7/12	1,175,000	[a]	1,175,000
Allegheny County Industrial
Development Authority, Revenue
(Sewickley Academy) (LOC;
PNC Bank NA)	0.23	11/7/12	1,125,000	[a]	1,125,000
Berks County Industrial
Development Authority, Revenue
(Kutztown Resource Management,
Inc. Project) (LOC; Wells
Fargo Bank)	0.36	11/7/12	3,430,000	[a]	3,430,000
Butler County Industrial
Development Authority, IDR,
Refunding (Wetterau Finance
Company Project) (LOC;
U.S. Bank NA)	0.23	11/7/12	1,940,000	[a]	1,940,000
Erie County Hospital Authority,
Health Facilities Revenue
(Saint Mary’s Home of Erie
Project) (LOC; Bank of America)	0.33	11/7/12	2,065,000	[a]	2,065,000

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Erie County Hospital Authority,
Health Facilities Revenue
(Saint Mary’s Home of Erie
Project) (LOC; Bank of America)	0.33	11/7/12	400,000	[a]	400,000
Lancaster Industrial Development
Authority, Revenue
(Ensco Limited Project)
(LOC; M&T Trust)	0.25	11/7/12	200,000	[a]	200,000
Luzerne County,
GO Notes (Insured; Assured
Guaranty Municipal Corp. and
Liquidity Facility; JPMorgan
Chase Bank)	0.40	11/7/12	6,215,000	[a]	6,215,000
Montgomery County Industrial
Development Authority, Revenue
(Big Little Associates Project)
(LOC; Wells Fargo Bank)	0.41	11/7/12	510,000	[a]	510,000
Pennsylvania Economic Development
Financing Authority, Recovery
Zone Facility Revenue (Hawley
Silk Mill, LLC Project) (LOC;
PNC Bank NA)	0.28	11/7/12	1,000,000	[a]	1,000,000
Philadelphia Authority for
Industrial Development,
Educational Facilities Revenue
(Chestnut Hill College Project)
(LOC; Wells Fargo Bank)	0.31	11/7/12	500,000	[a]	500,000
Philadelphia Hospitals and Higher
Education Facilities
Authority, HR (Thomas
Jefferson University Hospital
Project) (LOC; TD Bank)	0.31	11/7/12	985,000	[a]	985,000
Pittsburgh and Allegheny County
Sports and Exhibition
Authority, Commonwealth LR
(Insured; Assured Guaranty
Municipal Corp. and Liquidity
Facility; PNC Bank NA)	0.30	11/7/12	3,135,000	[a]	3,135,000
York Redevelopment Authority,
Revenue (LOC; M&T Trust)	0.31	11/7/12	2,845,000	[a]	2,845,000

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee—4.7%
Blount County Public Building
Authority, Local Government
Public Improvement Revenue
(Liquidity Facility; Branch
Banking and Trust Co.)	0.21	11/7/12	12,150,000	[a]	12,150,000
Clarksville Public Building
Authority, Pooled Financing
Revenue (Tennessee
Municipal Bond Fund)
(LOC; Bank of America)	0.29	11/7/12	1,850,000	[a]	1,850,000
Sevier County Public Building
Authority, Local Government
Improvement Revenue
(Revenue Program V)
(LOC; Bank of America)	0.25	11/7/12	3,420,000	[a]	3,420,000
Texas—6.3%
Atascosa County Industrial
Development Corporation, PCR,
Refunding (San Miguel Electric
Cooperative, Inc. Project)
(LOC; National Rural Utilities
Cooperative Finance Corporation)	0.31	11/7/12	10,000,000	[a]	10,000,000
Deutsche Bank Spears/Lifers Trust
(Series DBE-548) (Austin,
Revenue, Refunding (Town Lake
Park Community Events Center
Venue Project)) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.31	11/7/12	5,115,000	[a,b,c]	5,115,000
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.45	12/27/12	6,900,000		6,900,000

16

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.45	12/27/12	1,000,000		1,000,000
Virginia—2.4%
Clarke County Industrial Development
Authority, Hospital Facility Revenue
(Winchester Medical Center, Inc.)
(Insured; Assured Guaranty Municipal
Corp. and Liquidity Facility;
Branch Banking and Trust Co.)	0.30	11/7/12	7,800,000	[a]	7,800,000
Suffolk Redevelopment and Housing
Authority, MFHR, Refunding
(Pembroke Crossing
Apartments, L.L.C. Project)
(LOC; Wells Fargo Bank)	0.36	11/7/12	560,000	[a]	560,000
Suffolk Redevelopment and Housing
Authority, MFHR, Refunding
(Summer Station Apartments, L.L.C.
Project) (LOC; Wells Fargo Bank)	0.36	11/7/12	500,000	[a]	500,000
Wisconsin—8.3%
Oneida Tribe of Indians of
Wisconsin, Health Facilities
Revenue (LOC; Bank of America)	0.25	11/7/12	11,090,000	[a]	11,090,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Bay Area Medical Center,
Inc.) (LOC; BMO Harris Bank NA)	0.21	11/1/12	8,940,000	[a]	8,940,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Edgewood College) (LOC;
U.S. Bank NA)	0.25	11/1/12	4,300,000	[a]	4,300,000

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue
(Fort Healthcare, Inc.) (LOC;
JPMorgan Chase Bank)	0.26	11/1/12	3,000,000	[a]	3,000,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Madison Family Medicine
Residency Corporation, Inc.
Project) (LOC; JPMorgan
Chase Bank)	0.30	11/7/12	3,305,000	[a]	3,305,000

Total Investments (cost $360,771,963)			98.1%		360,771,963
Cash and Receivables (Net)			1.9%		6,919,241
Net Assets			100.0%		367,691,204

a Variable rate demand note—rate shown is the interest rate in effect at October 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2012, these securities amounted to $17,565,000 or 4.8% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

18

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1 +,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	69.3
F2		VMIG2,MIG2,P2		SP2,A2	5.7
AAA,AA,Ad		Aaa,Aa,Ad		AAA,AA,Ad	6.9
Not Rated[e]		Not Rated[e]		Not Rated[e]	18.1
					100.0

† Based on total investments.
d Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			360,771,963	360,771,963
Cash				6,737,588
Interest receivable				274,241
				367,783,792
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				92,585
Dividend payable				3
				92,588
Net Assets ($)				367,691,204
Composition of Net Assets ($):
Paid-in capital				367,693,435
Accumulated net realized gain (loss) on investments				(2,231)
Net Assets ($)				367,691,204

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Net Assets ($)	27,625,341	77,098,280	14,016,505	248,951,078
Shares Outstanding	27,626,921	77,099,103	14,016,883	248,952,241
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

The Fund	21

STATEMENT OF OPERATIONS
Year Ended October 31, 2012

Investment Income ($):
Interest Income	1,019,681
Expenses:
Management fee—Note 2(a)	1,767,030
Distribution fees (Investor Shares and Class B Shares)—Note 2(b)	657,689
Shareholder servicing costs (Class B Shares)—Note 2(c)	596,596
Directors’ fees—Note 2(a,c)	42,531
Total Expenses	3,063,846
Less—reduction in expenses due to undertaking—Note 2(a)	(2,001,756)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(42,531)
Net Expenses	1,019,559
Investment Income—Net, representing net increase
in net assets resulting from operations	122

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment Income—Net, representing net increase
in net assets resulting from operations	122	126
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(11)	(14)
Class R Shares	(23)	(28)
BASIC Shares	—	(3)
Class B Shares	(88)	(81)
Total Dividends	(122)	(126)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	61,905,787	111,102,688
Class R Shares	186,903,467	354,187,726
BASIC Shares	7,870,535	10,209,016
Class B Shares	660,520,233	637,122,926
Dividends reinvested:
Investor Shares	11	14
Class R Shares	1	2
BASIC Shares	—	3
Class B Shares	88	81
Cost of shares redeemed:
Investor Shares	(65,044,223)	(120,540,616)
Class R Shares	(158,194,981)	(403,621,740)
BASIC Shares	(19,856,884)	(16,503,223)
Class B Shares	(640,695,187)	(635,983,618)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	33,408,847	(64,026,741)
Total Increase (Decrease) in Net Assets	33,408,847	(64,026,741)
Net Assets ($):
Beginning of Period	334,282,357	398,309,098
End of Period	367,691,204	334,282,357

See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended October 31,
Investor Shares	2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.006	.023
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.006)	(.023)
Net asset value, end of period	1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.65	2.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71		.71		.71		.73	.71
Ratio of net expenses
to average net assets	.28		.38		.45		.71	.70
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.69	2.18
Net Assets, end of period ($ x 1,000)	27,625		30,764		40,202		54,974	54,469

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

24

			Year Ended October 31,
Class R Shares	2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.008	.025
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.008)	(.025)
Net asset value, end of period	1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b]	.00	[b]	.01		.83	2.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51		.51		.51		.53	.51
Ratio of net expenses
to average net assets	.29		.38		.45		.52	.50
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.01		.78	2.48
Net Assets, end of period ($ x 1,000)	77,098		48,390		97,824		57,658	56,859

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS (continued)

			Year Ended October 31,
BASIC Shares	2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.008	.025
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.008)	(.025)
Net asset value, end of period	1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b]	.00	[b]	.01		.83	2.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51		.51		.51		.53	.51
Ratio of net expenses
to average net assets	.28		.38		.45		.52	.50
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.01		.72	2.40
Net Assets, end of period ($ x 1,000)	14,017		26,003		32,297		50,418	29,900

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

26

			Year Ended October 31,
Class B Shares	2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.004	.020
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.004)	(.020)
Net asset value, end of period	1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.41	2.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01		1.01		1.01		1.03	1.02
Ratio of net expenses
to average net assets	.29		.37		.45		.89	1.00
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.29	1.81
Net Assets, end of period ($ x 1,000)	248,951		229,126		227,987		296,029	111,226

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund	27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal, that is exempt from federal income tax. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the Distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, BASIC and Class B. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a Distribution Plan fee. Class B shares also bear a Shareholder Services Plan fee. BASIC shares are offered to any investor and bear no Distribution Plan or Shareholder Services Plan fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution Plan or Shareholder Services Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan fee, Shareholder Services Plan fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

28

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	360,771,963
Level 3—Significant Unobservable Inputs	—
Total	360,771,963
† See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

30

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2012, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover of $2,231 is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $1,565 of the carryover expires in fiscal year 2015 and $666 expires in fiscal year 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were all tax-exempt income.

At October 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily

32

and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Distribution Plan fees, Shareholder Services Plan fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $42,531.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $126,793 for Investor shares, $142,336 for Class R shares, $35,620 for BASIC shares and $1,697,007 for Class B shares during the period ended October 31, 2012.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares and Class B shares may pay annually up to .25% of the value of their average daily net assets (Investor shares are currently limited by the Board to .20%) attributable to its Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended October 31, 2012, Investor shares and Class B shares were charged $61,093 and $596,596, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan subject to Rule 12b-1 under the Act, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares.The services provided may include per-

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

sonal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may enter into Shareholder Services Agreements (the “Agreements”) with Service Agents and make payments to Service Agents in respect of these services. During the period ended October 31, 2012, Class B shares were charged $596,596, pursuant to the Shareholder Services Plan.

The Company and the Distributor may suspend or reduce payments under the Shareholder Services Plan at any time, and payments are subject to the continuation of the Shareholder Services Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $155,053, Distribution Plan fees $57,673 and Shareholder Services Plan fees $52,934, which are offset against an expense reimbursement currently in effect in the amount of $173,075.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex Annual retainer fees and attendance fees are allocated to each fund based on net assets.

34

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Directors and/or common officers, complies with Rule 17a-7 under the Act. During the period ended October 31, 2012, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $286,855,000 and $297,150,000, respectively.

The Fund	35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus AMT-Free Municipal Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Reserves as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 26, 2012

36

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended October 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

38

Stephen J. Lockwood (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

40

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	41

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Tax Managed
Growth Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Tax Managed
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for DreyfusTax Managed Growth Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 12.10%, Class C shares returned 11.19% and Class I shares returned 12.33%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 15.19% total return.2

Despite bouts of volatility, stocks generally advanced over the reporting period as global and domestic economic conditions gradually improved.The fund produced lower returns than its benchmark, mainly due to shortfalls in the energy sector.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times.We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the wake of major stock market declines, resulting in attractive valuations in a number of market sectors in November 2011. By the beginning of 2012, U.S. stocks were rallying amid encouraging macroeconomic developments, including domestic employment gains, a quantitative easing program in Europe that forestalled a more severe regional banking crisis, and less restrictive monetary and fiscal policies in China. Meanwhile, corporate earnings remained

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

strong, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, focusing more on company fundamentals and less on macroeconomic developments.

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance.The summer saw the market rally resume amid more encouraging economic news, and the S&P 500 Index ended the reporting period with solid gains. Large, dividend-paying stocks tended to hold up well during downturns, but riskier investments fared better during rallies and for the reporting period overall.

Stock Selections Produced Mixed Results

Although the fund participated significantly in the market’s overall gains, its relative performance was undermined by its overweighted position in the energy sector, where a sluggish global economy pressured large, integrated oil producers. In addition, Occidental Petroleum was hurt by delays in developing certain domestic oilfields.

Performance of certain consumer discretionary stocks also constrained the fund’s results. Casual dining giant McDonald’s was hurt by lower same-store sales comparisons, and Brazilian fast food franchisee Arcos Dorados Holdings, Cl.A struggled in a slower local economy.Although underweighted exposure to the financials sector had helped the fund over much of 2011, it proved counterproductive during the reporting period when banks and other financial institutions rallied. Meanwhile, semiconductor makers Intel and Texas Instruments encountered weakness in the midst of a slower economic environment.

The fund achieved better results in other areas. Among the fund’s information technology holdings, electronics innovator Apple continued to score impressive success with its tablet computer and smartphone products.The consumer staples sector was buoyed by overweighted sector exposure and successful stock selections. For example, Philip Morris International attracted investors with strong cash flows and a generous dividend yield, luxury goods purveyor Estee Lauder Companies, Cl. A saw greater demand from higher-end consumers, and U.S. tobacco company Altria Group

4

reported lower costs and improved pricing power. In the utilities sector, the fund’s lack of holdings helped it avoid general weakness in the market segment.Among individual stocks, pharmaceutical developer Novo Nordisk, ADR benefited from a robust new product pipeline and rising demand for its diabetes drugs.

Stocks Could Move Higher Amid Volatility

While the U.S. economy has shown signs of moderate improvement, we believe that the European debt crisis and lingering concerns regarding an economic slowdown in the emerging markets may continue to fuel heightened market volatility. However, stock valuations remain attractive compared to historical averages, corporate earnings generally are robust, and monetary policies throughout the world are aggressively stimulative, suggesting that global and domestic economic recoveries could gain momentum in 2013.

In light of these factors, we made a number of changes to the portfolio over the reporting period, including additions in the energy, health care, consumer staples and information technology sectors, and eliminations in the aerospace/defense and food processing industries.

November 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to May 14, 2004 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Tax Managed Growth Fund on 10/31/02 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/12

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	11/4/97	5.65%	1.20%	5.29%
without sales charge	11/4/97	12.10%	2.40%	5.92%
Class C shares
with applicable redemption charge †	11/4/97	10.19%	1.63%	5.12%
without redemption	11/4/97	11.19%	1.63%	5.12%
Class I shares	5/14/04	12.33%	2.66%	6.14%††
Standard & Poor’s 500
Composite Stock Price Index		15.19%	0.36%	6.90%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to May 14, 2004 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.80	$10.57	$5.55
Ending value (after expenses)	$1,005.30	$1,001.60	$1,006.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.85	$10.63	$5.58
Ending value (after expenses)	$1,018.35	$1,014.58	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2012

Common Stocks—97.3%	Shares		Value ($)
Capital Goods—4.1%
Caterpillar	35,000		2,968,350
General Electric	98,000		2,063,880
United Technologies	30,000		2,344,800
			7,377,030
Consumer Services—3.6%
Arcos Dorados Holdings, Cl. A	45,000	[a]	580,950
McDonald’s	68,000		5,902,400
			6,483,350
Diversified Financials—4.5%
American Express	10,000		559,700
BlackRock	11,000		2,086,480
Franklin Resources	14,000		1,789,200
JPMorgan Chase & Co.	90,000		3,751,200
			8,186,580
Energy—20.6%
Chevron	70,000		7,714,700
ConocoPhillips	40,000		2,314,000
Exxon Mobil	112,512		10,257,719
Imperial Oil	45,000		1,975,500
Occidental Petroleum	60,000		4,737,600
Royal Dutch Shell, Cl. A, ADR	75,000		5,136,000
Statoil, ADR	65,000		1,595,750
Total, ADR	65,000	[a]	3,276,000
			37,007,269
Food & Staples Retailing—2.4%
Walgreen	70,000		2,466,100
Whole Foods Market	19,000		1,799,870
			4,265,970
Food, Beverage & Tobacco—21.6%
Altria Group	115,000		3,657,000
Coca-Cola	238,000		8,848,840

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Diageo, ADR	10,000		1,142,400
Kraft Foods Group	21,423	[b]	974,318
Mondelez International	64,271		1,705,752
Nestle, ADR	88,750		5,621,425
PepsiCo	42,500		2,942,700
Philip Morris International	129,000		11,424,240
SABMiller	60,000		2,570,239
			38,886,914
Household & Personal
Products—4.6%
Estee Lauder, Cl. A	47,000		2,896,140
Procter & Gamble	78,000		5,400,720
			8,296,860
Materials—4.2%
Air Products & Chemicals	18,000		1,395,540
Freeport-McMoRan Copper & Gold	65,000		2,527,200
Praxair	20,500		2,177,305
Rio Tinto, ADR	30,000	[a]	1,499,400
			7,599,445
Media—2.7%
News, Cl. A	38,000		908,960
Time Warner Cable	20,000		1,982,200
Walt Disney	40,000		1,962,800
			4,853,960
Pharmaceuticals, Biotech &
Life Sciences—9.3%
Abbott Laboratories	75,000		4,914,000
Johnson & Johnson	65,500		4,638,710
Merck & Co.	18,000		821,340

10

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech & Life Sciences (continued)
Novo Nordisk, ADR	20,000		3,205,800
Roche Holding, ADR	65,000		3,121,300
			16,701,150
Retailing—4.4%
Target	59,000		3,761,250
Wal-Mart Stores	55,000		4,126,100
			7,887,350
Semiconductors & Semiconductor
Equipment—3.5%
Intel	160,000		3,460,000
Texas Instruments	75,000		2,106,750
Xilinx	23,000		753,480
			6,320,230
Software & Services—4.4%
Automatic Data Processing	35,000		2,022,650
International Business Machines	30,000		5,835,900
			7,858,550
Technology Hardware & Equipment—7.4%
Apple	19,200		11,425,920
QUALCOMM	32,500		1,903,688
			13,329,608
Total Common Stocks
(cost $137,014,899)			175,054,266

Other Investment—2.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,661,788)	3,661,788	[c]	3,661,788

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—2.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $4,965,750)	4,965,750 [c]	4,965,750

Total Investments (cost $145,642,437)	102.1%	183,681,804
Liabilities, Less Cash and Receivables	(2.1%)	(3,737,614)
Net Assets	100.0%	179,944,190

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was $4,820,715 and the value of the collateral held by the fund was $4,965,750.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	21.6	Software & Services	4.4
Energy	20.6	Materials	4.2
Pharmaceuticals, Biotech &		Capital Goods	4.1
Life Sciences	9.3	Consumer Services	3.6
Technology Hardware & Equipment	7.4	Semiconductors &
Money Market Investments	4.8	Semiconductor Equipment	3.5
Household & Personal Products	4.6	Media	2.7
Diversified Financials	4.5	Food & Staples Retailing	2.4
Retailing	4.4		102.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,820,715)—Note 1(c):
Unaffiliated issuers		137,014,899	175,054,266
Affiliated issuers		8,627,538	8,627,538
Cash			1,068,225
Receivable for shares of Capital Stock subscribed			261,541
Dividends and securities lending income receivable			178,003
			185,189,573
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			221,314
Liability for securities on loan—Note 1(c)			4,965,750
Payable for shares of Capital Stock redeemed			58,158
Accrued expenses			161
			5,245,383
Net Assets ($)			179,944,190
Composition of Net Assets ($):
Paid-in capital			143,921,264
Accumulated undistributed investment income—net			520,861
Accumulated net realized gain (loss) on investments			(2,537,302)
Accumulated net unrealized appreciation
(depreciation) on investments			38,039,367
Net Assets ($)			179,944,190

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	132,386,549	29,304,405	18,253,236
Shares Outstanding	6,224,089	1,448,244	856,065
Net Asset Value Per Share ($)	21.27	20.23	21.32

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $128,660 foreign taxes withheld at source):
Unaffiliated issuers	4,303,433
Affiliated issuers	7,377
Income from securities lending—Note 1(c)	33,867
Total Income	4,344,677
Expenses:
Management fee—Note 3(a)	1,820,923
Disbribution/Service Plan fees—Note 3(b)	574,765
Directors’ fees—Note 3(a,c)	12,528
Loan commitment fees—Note 2	1,408
Total Expenses	2,409,624
Less—Directors’ fees reimbursed by
the Manager—Note 3(a)	(12,528)
Net Expenses	2,397,096
Investment Income—Net	1,947,581
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	7,878,425
Net unrealized appreciation (depreciation) on investments	8,396,097
Net Realized and Unrealized Gain (Loss) on Investments	16,274,522
Net Increase in Net Assets Resulting from Operations	18,222,103

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012 [a]	2011
Operations ($):
Investment income—net	1,947,581	1,442,766
Net realized gain (loss) on investments	7,878,425	7,247,428
Net unrealized appreciation
(depreciation) on investments	8,396,097	3,617,573
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,222,103	12,307,767
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,125,871)	(1,099,328)
Class B Shares	(339)	(5,980)
Class C Shares	(210,882)	(132,062)
Class I Shares	(208,937)	(36,805)
Total Dividends	(2,546,029)	(1,274,175)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	60,837,656	29,779,524
Class B Shares	12,652	60,039
Class C Shares	9,019,382	2,542,453
Class I Shares	15,778,956	6,123,770
Dividends reinvested:
Class A Shares	1,875,867	926,744
Class B Shares	267	4,857
Class C Shares	133,931	83,534
Class I Shares	138,872	30,608
Cost of shares redeemed:
Class A Shares	(43,228,649)	(14,867,890)
Class B Shares	(864,101)	(961,078)
Class C Shares	(2,577,996)	(2,910,180)
Class I Shares	(5,061,945)	(2,005,757)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	36,064,892	18,806,624
Total Increase (Decrease) in Net Assets	51,740,966	29,840,216
Net Assets ($):
Beginning of Period	128,203,224	98,363,008
End of Period	179,944,190	128,203,224
Undistributed investment income—net	520,861	1,119,251

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2012 [a]	2011
Capital Share Transactions:
Class Ab
Shares sold	2,980,420	1,589,698
Shares issued for dividends reinvested	93,844	52,152
Shares redeemed	(2,060,373)	(799,107)
Net Increase (Decrease) in Shares Outstanding	1,013,891	842,743
Class Bb
Shares sold	635	3,307
Shares issued for dividends reinvested	14	280
Shares redeemed	(43,014)	(52,844)
Net Increase (Decrease) in Shares Outstanding	(42,365)	(49,257)
Class C
Shares sold	461,847	142,453
Shares issued for dividends reinvested	7,029	4,920
Shares redeemed	(131,219)	(164,189)
Net Increase (Decrease) in Shares Outstanding	337,657	(16,816)
Class I
Shares sold	769,554	323,566
Shares issued for dividends reinvested	6,807	1,721
Shares redeemed	(244,249)	(103,183)
Net Increase (Decrease) in Shares Outstanding	532,112	222,104

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended October 31, 2012, 17,661 Class B shares representing $357,105 were automatically converted to 17,223 Class A shares and during the period ended October 31, 2011, 25,225 Class B shares representing $464,608 were automatically converted to 26,492 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	19.34	17.47	15.40	14.35	20.51
Investment Operations:
Investment income—net[a]	.27	.27	.25	.27	.25
Net realized and unrealized
gain (loss) on investments	2.03	1.85	2.10	1.05	(6.17)
Total from Investment Operations	2.30	2.12	2.35	1.32	(5.92)
Distributions:
Dividends from
investment income—net	(.37)	(.25)	(.28)	(.27)	(.24)
Net asset value, end of period	21.27	19.34	17.47	15.40	14.35
Total Return (%)[b]	12.10	12.13	15.53	9.53	(29.22)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.35	1.32	1.25	1.25	1.25
Ratio of net investment income
to average net assets	1.28	1.42	1.54	2.04	1.35
Portfolio Turnover Rate	11.15	15.10	3.00	—	5.91
Net Assets, end of period ($ x 1,000)	132,387	100,740	76,318	61,270	60,207

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	18.36	16.60	14.65	13.63	19.48
Investment Operations:
Investment income—net[a]	.10	.12	.12	.17	.11
Net realized and unrealized
gain (loss) on investments	1.94	1.76	2.01	.99	(5.87)
Total from Investment Operations	2.04	1.88	2.13	1.16	(5.76)
Distributions:
Dividends from
investment income—net	(.17)	(.12)	(.18)	(.14)	(.09)
Net asset value, end of period	20.23	18.36	16.60	14.65	13.63
Total Return (%)[b]	11.19	11.38	14.63	8.68	(29.71)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.10	2.07	2.00	2.00	2.00
Ratio of net investment income
to average net assets	.51	.68	.80	1.29	.61
Portfolio Turnover Rate	11.15	15.10	3.00	—	5.91
Net Assets, end of period ($ x 1,000)	29,304	20,386	18,714	19,323	20,247

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended October 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	19.40	17.53	15.44	14.41	20.58
Investment Operations:
Investment income—net[a]	.32	.30	.28	.30	.28
Net realized and unrealized
gain (loss) on investments	2.04	1.86	2.13	1.05	(6.16)
Total from Investment Operations	2.36	2.16	2.41	1.35	(5.88)
Distributions:
Dividends from
investment income—net	(.44)	(.29)	(.32)	(.32)	(.29)
Net asset value, end of period	21.32	19.40	17.53	15.44	14.41
Total Return (%)	12.33	12.47	15.81	9.74	(29.99)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.11	1.11	1.12	1.11
Ratio of net expenses
to average net assets	1.10	1.08	1.00	1.00	1.00
Ratio of net investment income
to average net assets	1.51	1.62	1.72	2.10	1.57
Portfolio Turnover Rate	11.15	15.10	3.00	—	5.91
Net Assets, end of period ($ x 1,000)	18,253	6,284	1,785	223	10

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are and Class B shares were sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. The Company’s Board of Directors (the “Board”) approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC

20

imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes.

22

Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities
Equity Securities—
Domestic
Common Stocks†	145,329,502	—	—	145,329,502
Equity Securities—
Foreign
Common Stocks†	29,724,764	—	—	29,724,764
Mutual Funds	8,627,538	—	—	8,627,538

† See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

24

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012,The Bank of New York Mellon earned $14,514 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	7,336,633	49,348,651	53,023,496	3,661,788	2.0
Dreyfus
Institutional
Cash
Advantage
Fund	—	79,592,209	74,626,459	4,965,750	2.8
Total	7,336,633	128,940,860	127,649,955	8,627,538	4.8

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Effective March 31, 2012, dividends from investment income-net were declared and paid quarterly and dividends from net realized capital gains, if any, were declared and paid annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $520,861, accumulated capital losses $2,537,302 and unrealized appreciation $38,039,367.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-

26

term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $917,916 of the carryover expires in fiscal year 2017 and $1,619,386 expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $2,546,029 and $1,274,175, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $58 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 31, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2012, the fund did not borrow under the Facilities.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Rule 12b-1 Distribution Plan fees and Service Plan expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $12,528.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2012, the Distributor retained $28,737 from commissions earned on sales of the fund’s Class A shares and $15 from CDSCs on redemptions of the fund’s Class B shares.

(b) Under separate Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plan”) under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B shares paid and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”),

28

under which Class B shares paid and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2012, Class A, Class B and Class C shares were charged $314,375, $1,715 and $193,577, respectively, pursuant to their Distribution Plan. During the period ended October 31, 2012, Class B and Class C shares were charged $572 and $64,526, respectively, pursuant to the Service Plan.

Under their terms, the Distribution Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $169,050, Distribution Plans fees $47,176 and Service Plan fees $6,307, which are offset against an expense reimbursement currently in effect in the amount of $1,219.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2012, amounted to $56,669,817and $17,497,320, respectively.

At October 31, 2012, the cost of investments for federal income tax purposes was $145,642,437; accordingly, accumulated net unrealized appreciation on investments was $38,039,367, consisting of $44,365,371 gross unrealized appreciation and $6,326,004 gross unrealized depreciation.

The Fund	29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 26, 2012

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $2,546,029 as ordinary income dividends paid during the year ended October 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

32

Stephen J. Lockwood (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	35

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus
BASIC S&P 500
Stock Index Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
30	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Important Tax Information
44	Board Members Information
46	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 15.00%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, produced a 15.19% return for the same period.2,3

Despite bouts of heightened volatility, U.S. large-cap stocks generally advanced over the reporting period as domestic and global macroeconomic conditions gradually improved.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the wake of major stock market declines, resulting in attractive valuations across a number of market sectors in November, 2011. By the beginning of 2012, U.S. stocks were rallying strongly amid encouraging macroeconomic developments, including domestic employment gains, a quantitative easing program in Europe that forestalled a more severe regional banking crisis, and less restrictive monetary and fiscal policies in China as local inflationary pressures waned. Meanwhile, corporate earnings generally remained strong among major corporations, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, and were able to focus more on company fundamentals and less on the latest news headlines.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, uncertainty intensified regarding the future of U.S. fiscal policy, and measures designed to relieve fiscal pressures in Europe encountered political resistance in some countries.The summer saw the market rally resume amid more encouraging economic news, including a falling U.S. unemployment rate and the apparent start of a recovery in domestic housing markets.As a result, the S&P 500 Index ended the reporting period with solid gains, and all ten of its economic sectors posted positive absolute returns. In addition, large-cap stocks generally produced higher returns than their small- and midcap counterparts.

Financial, Health Care and Technology Stocks Led the Market Higher

The U.S. stock market’s advance was supported by robust returns from the financials sector, which rebounded from relatively depressed levels. Commercial banks reported improved earnings amid reduced regulatory uncertainty, recovering housing markets and higher lending volumes. Insurance companies also fared relatively well due to their ability to bolster revenues through price increases greater than the rate of inflation. In the health care sector, large pharmaceutical developers gained value as they diversified their business lines to cushion the potential impact of expiring patents on blockbuster drugs. In a related development, some biotechnology firms were the targets of acquisition offers from larger drug companies seeking new products, lifting stock prices throughout the industry.

The information technology sector also produced strong relative results, led by the S&P 500 Index’s largest individual component, electronics innovator Apple, which continued to score impressive success with its smartphone and tablet computer products. In addition, a number of large technology providers benefited from a growing presence in the emerging markets, while software and service providers encountered higher levels of domestic consumer spending and increased retail traffic.

The materials sector achieved less robust gains during the reporting period, as iron ore producers and steelmakers were hurt by lower commodity prices stemming from slackening demand for construction materials from China and other emerging markets.

4

Returns from the energy sector were dampened by equipment providers as historically low natural gas prices led to a slowdown in drilling activity. Finally, makers of semiconductors used in televisions, personal computers and industrial applications suffered due to soft economic conditions in key European and Asian markets.

The fund successfully employed stock index futures over the reporting period to increase exposure to large-cap stocks during periods of cash inflows.

Macroeconomic Headwinds Remain

Although we have been encouraged recently by positive U.S. economic developments, we believe that heightened market volatility is likely to persist in the face of ongoing global challenges.We have continued to monitor the fund’s investments in light of current market conditions. In our experience, the fund’s broadly diversified portfolio may help limit the impact on the overall portfolio of unexpected losses in individual sectors or holdings.

November 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500” and “S&P 500®” are registered trademarks of
Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/12
	1 Year	5 Years	10 Years
Fund	15.00%	0.24%	6.74%
Standard & Poor’s 500
Composite Stock Price Index	15.19%	0.36%	6.90%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on 10/31/02 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,020.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.13

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS

October 31, 2012

Common Stocks—97.7%	Shares		Value ($)
Automobiles & Components—.6%
BorgWarner	11,996	[a]	789,577
Ford Motor	404,027		4,508,941
Goodyear Tire & Rubber	24,817	[a]	283,162
Harley-Davidson	24,285		1,135,567
Johnson Controls	72,489		1,866,592
			8,583,839
Banks—2.8%
BB&T	74,157		2,146,845
Comerica	20,842		621,300
Fifth Third Bancorp	97,214		1,412,519
First Horizon National	28,476		265,112
Hudson City Bancorp	55,993		475,101
Huntington Bancshares	91,346		583,701
KeyCorp	99,955		841,621
M&T Bank	12,778		1,330,190
People’s United Financial	35,485		426,885
PNC Financial Services Group	56,120		3,265,623
Regions Financial	150,090		978,587
SunTrust Banks	57,373		1,560,546
U.S. Bancorp	200,175		6,647,812
Wells Fargo & Co.	521,962		17,584,900
Zions Bancorporation	18,039		387,297
			38,528,039
Capital Goods—7.5%
3M	67,599		5,921,672
Boeing	71,950		5,068,158
Caterpillar	68,969		5,849,261
Cooper Industries	16,725		1,253,372
Cummins	18,807		1,759,959
Danaher	61,908		3,202,501
Deere & Co.	41,757		3,567,718
Dover	19,022		1,107,461
Eaton	36,018	[b]	1,700,770
Emerson Electric	77,667		3,761,413
Fastenal	28,647		1,280,521
Flowserve	5,649		765,383

8

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Fluor	17,227		962,128
General Dynamics	35,247		2,399,616
General Electric	1,117,638		23,537,456
Honeywell International	82,438		5,048,503
Illinois Tool Works	45,855		2,812,287
Ingersoll-Rand	30,400		1,429,712
Jacobs Engineering Group	13,517	[a]	521,621
Joy Global	10,746		671,088
L-3 Communications Holdings	10,195		752,391
Lockheed Martin	28,258		2,646,927
Masco	37,956		572,756
Northrop Grumman	26,638		1,829,764
PACCAR	37,177		1,611,251
Pall	12,327		776,108
Parker Hannifin	15,738		1,237,951
Pentair	21,391		903,556
Precision Castparts	15,269		2,642,606
Quanta Services	22,309	[a]	578,472
Raytheon	35,308		1,997,020
Rockwell Automation	14,733		1,046,927
Rockwell Collins	15,166		812,594
Roper Industries	10,440		1,139,735
Snap-on	5,901		456,324
Stanley Black & Decker	17,920		1,241,856
Textron	28,820		726,552
United Technologies	89,146		6,967,651
W.W. Grainger	6,443		1,297,685
Xylem	18,815		456,452
			102,315,178
Commercial & Professional Services—.7%
ADT	24,247 [a]		1,006,493
Avery Dennison	10,402		336,817
Cintas	11,525		481,860
Dun & Bradstreet	4,736		383,805
Equifax	12,381		619,545
Iron Mountain	16,095		556,887

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Commercial & Professional Services (continued)
Pitney Bowes	19,479 [b]	279,718
R.R. Donnelley & Sons	20,585 [b]	206,262
Republic Services	32,912	933,055
Robert Half International	15,629	420,264
Stericycle	8,783 [a]	832,277
Tyco International	48,500	1,303,195
Waste Management	46,255	1,514,389
		8,874,567
Consumer Durables & Apparel—1.0%
Coach	29,849	1,673,036
D.R. Horton	28,086	588,683
Fossil	5,392 [a]	469,643
Harman International Industries	7,505	314,685
Hasbro	12,293 [b]	442,425
Leggett & Platt	13,886	368,396
Lennar, Cl. A	17,165 [b]	643,173
Mattel	35,472	1,304,660
Newell Rubbermaid	31,019	640,232
NIKE, Cl. B	38,972	3,561,261
PulteGroup	36,343 [a]	630,188
Ralph Lauren	6,735	1,035,102
VF	9,237	1,445,406
Whirlpool	8,127	793,845
		13,910,735
Consumer Services—1.8%
Apollo Group, Cl. A	11,679 [a]	234,514
Carnival	48,237	1,827,218
Chipotle Mexican Grill	3,307 [a]	841,731
Darden Restaurants	13,139 [b]	691,374
H&R Block	30,565	541,000
International Game Technology	31,115	399,517
Marriott International, Cl. A	26,732	975,183
McDonald’s	107,276	9,311,557
Starbucks	80,266	3,684,209
Starwood Hotels & Resorts Worldwide	20,782 [c]	1,077,547
Wyndham Worldwide	15,268	769,507

10

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
Wynn Resorts	8,114		982,281
Yum! Brands	48,341		3,389,188
			24,724,826
Diversified Financials—6.0%
American Express	104,600		5,854,462
Ameriprise Financial	22,378		1,306,204
Bank of America	1,138,123		10,607,306
Bank of New York Mellon	125,870		3,110,248
BlackRock	13,359		2,533,935
Capital One Financial	61,590		3,705,870
Charles Schwab	116,129		1,577,032
Citigroup	309,704		11,579,833
CME Group	32,507		1,818,117
Discover Financial Services	55,135		2,260,535
E*TRADE Financial	24,892	[a]	208,097
Federated Investors, Cl. B	9,096	[b]	211,391
Franklin Resources	14,665		1,874,187
Goldman Sachs Group	47,896		5,861,991
IntercontinentalExchange	7,613	[a]	997,303
Invesco	47,154		1,146,785
JPMorgan Chase & Co.	401,724		16,743,856
Legg Mason	13,307		339,062
Leucadia National	20,912		474,702
Moody’s	20,381		981,549
Morgan Stanley	147,044		2,555,625
NASDAQ OMX Group	13,862		330,054
Northern Trust	23,278		1,112,223
NYSE Euronext	26,682		660,646
SLM	49,882		876,926
State Street	51,168		2,280,558
T. Rowe Price Group	26,437		1,716,819
			82,725,316
Energy—11.0%
Anadarko Petroleum	52,968		3,644,728
Apache	41,471		3,431,725
Baker Hughes	46,631		1,957,103

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Cabot Oil & Gas	22,412		1,052,916
Cameron International	26,028	[a]	1,318,058
Chesapeake Energy	55,420	[b]	1,122,809
Chevron	208,120		22,936,905
ConocoPhillips	128,904		7,457,096
CONSOL Energy	23,140		813,602
Denbury Resources	40,537	[a]	621,432
Devon Energy	39,971		2,326,712
Diamond Offshore Drilling	7,577	[b]	524,631
Ensco, Cl. A	24,367		1,408,900
EOG Resources	28,592		3,330,682
EQT	15,279		926,366
Exxon Mobil	489,485		44,626,347
FMC Technologies	24,519 [a]		1,002,827
Halliburton	98,346		3,175,592
Helmerich & Payne	11,267		538,563
Hess	31,527		1,647,601
Kinder Morgan	67,043		2,327,063
Marathon Oil	74,109		2,227,717
Marathon Petroleum	36,338		1,996,046
Murphy Oil	19,594		1,175,640
Nabors Industries	29,864	[a]	402,865
National Oilwell Varco	45,203		3,331,461
Newfield Exploration	14,010	[a]	379,951
Noble	27,067		1,021,509
Noble Energy	18,928		1,798,349
Occidental Petroleum	85,684		6,765,609
Peabody Energy	27,587		769,677
Phillips 66	66,931		3,156,466
Pioneer Natural Resources	13,003		1,373,767
QEP Resources	18,712		542,648
Range Resources	17,363		1,134,846
Rowan Companies, CI. A	13,280	[a]	421,109
Schlumberger	140,798		9,789,685
Southwestern Energy	37,001 [a]		1,283,935
Spectra Energy	69,341		2,001,875

12

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Tesoro	14,053		529,939
Valero Energy	58,038		1,688,906
Williams	65,495		2,291,670
WPX Energy	19,981	[a]	338,478
			150,613,806
Food & Staples Retailing—2.4%
Costco Wholesale	45,635		4,491,853
CVS Caremark	135,390		6,282,096
Kroger	58,970		1,487,223
Safeway	27,540 [b]		449,177
Sysco	61,379		1,907,046
Wal-Mart Stores	178,302		13,376,216
Walgreen	90,701		3,195,396
Whole Foods Market	18,199		1,723,991
			32,912,998
Food, Beverage & Tobacco—5.9%
Altria Group	214,953		6,835,505
Archer-Daniels-Midland	69,245		1,858,536
Beam	16,656		925,407
Brown-Forman, Cl. B	15,797		1,011,956
Campbell Soup	18,003	[b]	634,966
Coca-Cola	413,920		15,389,546
Coca-Cola Enterprises	29,406		924,525
ConAgra Foods	43,273		1,204,720
Constellation Brands, Cl. A	15,664	[a]	553,566
Dean Foods	17,844 [a]		300,493
Dr. Pepper Snapple Group	22,692		972,352
General Mills	68,652		2,751,572
H.J. Heinz	33,734		1,940,042
Hershey	15,657		1,077,984
Hormel Foods	14,319		422,840
J.M. Smucker	12,025		1,029,821
Kellogg	25,489		1,333,584
Kraft Foods Group	62,439 [a]		2,839,726
Lorillard	14,030		1,627,620
McCormick & Co.	13,950		859,599

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Mead Johnson Nutrition	21,477		1,324,272
Molson Coors Brewing, Cl. B	16,492		711,465
Mondelez International, CI. A	187,316		4,971,367
Monster Beverage	16,051 [a]		716,998
PepsiCo	165,070		11,429,447
Philip Morris International	178,754		15,830,454
Reynolds American	34,406		1,432,666
Tyson Foods, Cl. A	30,812		517,950
			81,428,979
Health Care Equipment & Services—3.8%
Aetna	35,475		1,550,257
AmerisourceBergen	26,677		1,052,141
Baxter International	57,769		3,618,072
Becton Dickinson & Co.	21,313		1,612,968
Boston Scientific	155,377 [a]		798,638
C.R. Bard	8,279		796,357
Cardinal Health	36,838		1,515,147
CareFusion	23,136 [a]		614,492
Cerner	15,456 [a]		1,177,593
Cigna	30,278		1,544,178
Coventry Health Care	14,224		620,735
Covidien	51,136		2,809,923
DaVita HealthCare Partners	9,049	[a]	1,018,193
DENTSPLY International	15,229		561,036
Edwards Lifesciences	12,242	[a]	1,062,973
Express Scripts Holding	85,948	[a]	5,289,240
Humana	17,130		1,272,245
Intuitive Surgical	4,158	[a]	2,254,551
Laboratory Corp. of America Holdings	10,220	[a,b]	865,941
McKesson	24,739		2,308,396
Medtronic	108,212		4,499,455
Patterson	9,253		309,050
Quest Diagnostics	16,805		969,985
St. Jude Medical	33,402		1,277,961
Stryker	30,747		1,617,292
Tenet Healthcare	11,015 [a]		259,954
UnitedHealth Group	109,466		6,130,096

14

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services (continued)
Varian Medical Systems	11,581	[a]	773,148
WellPoint	34,812		2,133,279
Zimmer Holdings	18,300		1,175,043
			51,488,339
Household & Personal Products—2.3%
Avon Products	44,005		681,637
Clorox	13,928		1,006,994
Colgate-Palmolive	47,338		4,968,596
Estee Lauder, Cl. A	25,431		1,567,058
Kimberly-Clark	41,535		3,466,096
Procter & Gamble	291,979		20,216,626
			31,907,007
Insurance—3.9%
ACE	35,900		2,823,535
Aflac	49,668		2,472,473
Allstate	51,553		2,061,089
American International Group	122,834	[a]	4,290,592
Aon	34,730		1,873,683
Assurant	9,438		356,851
Berkshire Hathaway, Cl. B	194,336	[a]	16,780,914
Chubb	28,367		2,183,692
Cincinnati Financial	15,549		619,472
Genworth Financial, Cl. A	52,193	[a]	311,070
Hartford Financial Services Group	45,500		987,805
Lincoln National	30,357		752,550
Loews	33,120		1,400,314
Marsh & McLennan	57,296		1,949,783
MetLife	112,606		3,996,387
Principal Financial Group	29,462		811,383
Progressive	59,518		1,327,251
Prudential Financial	48,993		2,795,051
Torchmark	10,395		525,883
Travelers	40,900		2,901,446
Unum Group	30,186		612,172
XL Group	33,190		821,121
			52,654,517

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Materials—3.4%
Air Products & Chemicals	22,194		1,720,701
Airgas	7,035		625,904
Alcoa	113,044		968,787
Allegheny Technologies	11,235		296,042
Ball	16,065		688,064
Bemis	10,465		345,868
CF Industries Holdings	6,655		1,365,539
Cliffs Natural Resources	14,802	[b]	536,869
Dow Chemical	126,558		3,708,149
E.I. du Pont de Nemours & Co.	99,091		4,411,531
Eastman Chemical	16,423		972,899
Ecolab	28,000		1,948,800
FMC	14,874		796,056
Freeport-McMoRan Copper & Gold	100,628		3,912,417
International Flavors & Fragrances	8,375		541,193
International Paper	46,137		1,653,089
LyondellBasell Industries, Cl. A	35,938		1,918,730
MeadWestvaco	18,369		545,376
Monsanto	56,165		4,834,122
Mosaic	30,926		1,618,667
Newmont Mining	52,591		2,868,839
Nucor	33,500		1,344,355
Owens-Illinois	17,495	[a]	340,978
PPG Industries	16,093		1,884,168
Praxair	31,337		3,328,303
Sealed Air	20,382		330,596
Sherwin-Williams	9,170		1,307,459
Sigma-Aldrich	12,457		873,734
Titanium Metals	7,613	[b]	89,148
United States Steel	15,296 [b]		311,885
Vulcan Materials	13,644		627,215
			46,715,483
Media—3.5%
Cablevision Systems (NY Group), Cl. A	22,498		391,915
CBS, Cl. B	63,246		2,049,170

16

Common Stocks (continued)	Shares		Value ($)
Media (continued)
Comcast, Cl. A	284,652		10,677,297
DIRECTV	66,627	[a]	3,405,306
Discovery Communications, Cl. A	26,938	[a]	1,589,881
Gannett	23,710		400,699
Interpublic Group of Cos.	47,842		483,204
McGraw-Hill	28,955		1,600,632
News, Cl. A	215,991		5,166,505
Omnicom Group	28,597		1,370,082
Scripps Networks Interactive, Cl. A	9,497		576,658
Time Warner	100,794		4,379,499
Time Warner Cable	32,961		3,266,765
Viacom, Cl. B	50,363		2,582,111
Walt Disney	190,214		9,333,801
Washington Post, Cl. B	520	[b]	173,425
			47,446,950
Pharmaceuticals, Biotech & Life Sciences—8.2%
Abbott Laboratories	166,096		10,882,610
Agilent Technologies	36,689		1,320,437
Alexion Pharmaceuticals	20,116	[a]	1,818,084
Allergan	32,206		2,895,964
Amgen	82,164		7,110,883
Biogen Idec	25,066	[a]	3,464,623
Bristol-Myers Squibb	178,473		5,934,227
Celgene	46,021	[a]	3,374,260
Eli Lilly & Co.	108,254		5,264,392
Forest Laboratories	24,861	[a]	838,064
Gilead Sciences	80,204	[a]	5,386,501
Hospira	17,149	[a]	526,303
Johnson & Johnson	292,275		20,698,915
Life Technologies	18,667	[a]	913,003
Merck & Co.	322,877		14,732,878
Mylan	44,710	[a]	1,132,951
PerkinElmer	12,047		372,614
Perrigo	9,335		1,073,618
Pfizer	791,891		19,694,329

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Thermo Fisher Scientific	39,020		2,382,561
Waters	9,470	[a]	774,741
Watson Pharmaceuticals	13,638	[a]	1,172,186
			111,764,144
Real Estate—2.1%
American Tower	41,415	[c]	3,118,135
Apartment Investment & Management, Cl. A	15,483	[c]	413,241
AvalonBay Communities	10,271	[c]	1,392,337
Boston Properties	15,940	[c]	1,694,422
CBRE Group, Cl. A	32,834	[a]	591,669
Equity Residential	31,644	[c]	1,816,682
HCP	45,521	[c]	2,016,580
Health Care REIT	26,978	[c]	1,603,303
Host Hotels & Resorts	74,995	[c]	1,084,428
Kimco Realty	41,668	[c]	813,359
Plum Creek Timber	16,750	[c]	735,325
ProLogis	47,775	[c]	1,638,205
Public Storage	15,119	[c]	2,095,947
Simon Property Group	32,155	[c]	4,894,313
Ventas	30,740	[c]	1,944,920
Vornado Realty Trust	17,980	[c]	1,442,176
Weyerhaeuser	57,330	[c]	1,587,468
			28,882,510
Retailing—4.0%
Abercrombie & Fitch, Cl. A	9,237		282,467
Amazon.com	38,340	[a]	8,926,319
AutoNation	5,001	[a,b]	222,044
AutoZone	3,959	[a]	1,484,625
Bed Bath & Beyond	24,496	[a]	1,412,929
Best Buy	28,284		430,200
Big Lots	7,324	[a]	213,348
CarMax	23,371	[a]	788,771
Dollar Tree	25,163	[a]	1,003,249
Expedia	9,782		578,605
Family Dollar Stores	10,332		681,499

18

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
GameStop, Cl. A	14,127	[b]	322,519
Gap	31,719		1,133,003
Genuine Parts	16,278		1,018,677
Home Depot	159,871		9,812,882
J.C. Penney	14,643 [b]		351,578
Kohl’s	22,942		1,222,350
Limited Brands	25,994		1,244,853
Lowe’s	121,007		3,918,207
Macy’s	43,420		1,652,999
Netflix	5,852 [a,b]		462,835
Nordstrom	16,222		920,923
O’Reilly Automotive	13,079	[a]	1,120,609
PetSmart	11,464		761,095
priceline.com	5,227	[a]	2,999,096
Ross Stores	23,850		1,453,657
Staples	72,605		836,047
Target	69,348		4,420,935
Tiffany & Co.	13,020		823,124
TJX	78,269		3,258,338
TripAdvisor	11,601	[a]	351,394
Urban Outfitters	12,626	[a]	451,506
			54,560,683
Semiconductors & Semiconductor
Equipment—1.9%
Advanced Micro Devices	60,553	[a,b]	124,134
Altera	34,095		1,039,216
Analog Devices	31,892		1,247,296
Applied Materials	133,872		1,419,043
Broadcom, Cl. A	54,496	[a]	1,718,531
First Solar	5,606 [a,b]		136,282
Intel	530,896		11,480,626
KLA-Tencor	17,025		792,003
Lam Research	19,371 [a,b]		685,733
Linear Technology	23,361		730,265
LSI	58,595 [a]		401,376
Microchip Technology	19,710	[b]	617,908

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Micron Technology	101,792	[a]	552,222
NVIDIA	64,931	[a]	777,224
Teradyne	20,415	[a,b]	298,467
Texas Instruments	120,166		3,375,463
Xilinx	27,144		889,237
			26,285,026
Software & Services—9.2%
Accenture, Cl. A	67,858		4,574,308
Adobe Systems	52,805	[a]	1,795,370
Akamai Technologies	19,478	[a]	739,969
Autodesk	23,863	[a]	759,798
Automatic Data Processing	51,543		2,978,670
BMC Software	15,607	[a]	635,205
CA	37,477		843,982
Citrix Systems	19,838	[a]	1,226,187
Cognizant Technology Solutions, Cl. A	31,674	[a]	2,111,072
Computer Sciences	16,485		501,968
eBay	122,948	[a]	5,937,159
Electronic Arts	33,957	[a]	419,369
Fidelity National Information Services	25,218		828,916
Fiserv	14,152	[a]	1,060,551
Google, Cl. A	28,072	[a]	19,082,503
International Business Machines	114,112		22,198,207
Intuit	29,309		1,741,541
MasterCard, Cl. A	11,378		5,244,462
Microsoft	799,814		22,822,692
Oracle	403,927		12,541,933
Paychex	34,511		1,119,192
Red Hat	20,636	[a]	1,014,672
SAIC	27,351		300,587
Salesforce.com	13,590	[a]	1,983,868
Symantec	76,744	[a]	1,395,973
Teradata	18,029	[a]	1,231,561
Total System Services	17,622		396,319
VeriSign	16,995	[a]	630,005

20

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Visa, Cl. A	55,386		7,685,361
Western Union	64,570		820,039
Yahoo!	111,028	[a]	1,866,381
			126,487,820
Technology Hardware &
Equipment—7.5%
Amphenol, Cl. A	16,922		1,017,520
Apple	99,351		59,123,780
Cisco Systems	563,532		9,658,938
Corning	158,253		1,859,473
Dell	156,063		1,440,461
EMC	222,030	[a]	5,421,973
F5 Networks	8,377	[a]	690,935
FLIR Systems	15,584		302,797
Harris	12,111		554,442
Hewlett-Packard	209,252		2,898,140
Jabil Circuit	19,331		335,200
JDS Uniphase	22,244	[a]	215,544
Juniper Networks	54,341	[a]	900,430
Molex	14,906	[b]	387,109
Motorola Solutions	30,473		1,574,845
NetApp	37,448	[a]	1,007,351
QUALCOMM	180,970		10,600,318
SanDisk	25,138	[a]	1,049,763
Seagate Technology	37,545		1,025,729
TE Connectivity	45,600		1,467,408
Western Digital	23,775		813,818
Xerox	142,478		917,558
			103,263,532
Telecommunication Services—3.1%
AT&T	611,822		21,162,923
CenturyLink	65,883		2,528,590
Crown Castle International	31,029	[a]	2,071,186
Frontier Communications	101,864	[b]	480,798
MetroPCS Communications	31,798	[a]	324,658
Sprint Nextel	320,725	[a]	1,776,817

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Telecommunication Services (continued)
Verizon Communications	302,015		13,481,950
Windstream	59,522	[b]	567,840
			42,394,762
Transportation—1.6%
C.H. Robinson Worldwide	16,723		1,008,899
CSX	109,085		2,232,970
Expeditors International of Washington	21,683		793,815
FedEx	31,031		2,854,542
Norfolk Southern	33,904		2,080,010
Ryder System	4,886		220,456
Southwest Airlines	81,634		720,012
Union Pacific	50,307		6,189,270
United Parcel Service, Cl. B	78,022		5,715,111
			21,815,085
Utilities—3.5%
AES	67,507		705,448
AGL Resources	11,852		483,917
Ameren	24,744		813,583
American Electric Power	51,438		2,285,905
CenterPoint Energy	45,812		992,746
CMS Energy	28,111		683,660
Consolidated Edison	30,496		1,841,348
Dominion Resources	60,778		3,207,863
DTE Energy	18,203		1,130,406
Duke Energy	74,643		4,903,299
Edison International	34,421		1,615,722
Entergy	18,391		1,334,819
Exelon	89,404		3,198,875
FirstEnergy	44,408		2,030,334
Integrys Energy Group	8,137		439,723

22

Common Stocks (continued)	Shares		Value ($)
Utilities (continued)
NextEra Energy	44,812		3,139,529
NiSource	28,959		737,586
Northeast Utilities	32,467		1,275,953
NRG Energy	23,804		513,214
ONEOK	22,087		1,044,715
Pepco Holdings	24,610 [b]		489,001
PG&E	44,890		1,908,723
Pinnacle West Capital	11,151		590,668
PPL	60,251		1,782,225
Public Service Enterprise Group	53,422		1,711,641
SCANA	13,903		682,359
Sempra Energy	23,876		1,665,351
Southern	91,935		4,306,235
TECO Energy	22,914		409,473
Wisconsin Energy	24,258		933,205
Xcel Energy	51,477		1,454,225
			48,311,751
Total Common Stocks
(cost $1,032,542,623)			1,338,595,892
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.10%, 12/20/12
(cost $1,424,810)	1,425,000	[d]	1,424,810

Other Investment—1.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $24,195,395)	24,195,395	[e]	24,195,395

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $10,338,697)	10,338,697 [e]	10,338,697
Total Investments (cost $1,068,501,525)	100.4%	1,374,554,794
Liabilities, Less Cash and Receivables	(.4%)	(5,320,745)
Net Assets	100.0%	1,369,234,049

REIT—Real Estate Investment Trust

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was
$10,970,687 and the value of the collateral held by the fund was $11,149,855, consisting of cash collateral of
$10,338,697 and U.S Government & Agency securities valued at $811,158.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	11.0	Banks	2.8
Software & Services	9.2	Short-Term/
Pharmaceuticals,		Money Market Investments	2.7
Biotech & Life Sciences	8.2	Food & Staples Retailing	2.4
Capital Goods	7.5	Household & Personal Products	2.3
Technology Hardware & Equipment	7.5	Real Estate	2.1
Diversified Financials	6.0	Semiconductors &
Food, Beverage & Tobacco	5.9	Semiconductor Equipment	1.9
Retailing	4.0	Consumer Services	1.8
Insurance	3.9	Transportation	1.6
Health Care Equipment & Services	3.8	Consumer Durables & Apparel	1.0
Media	3.5	Commercial & Professional Services	.7
Utilities	3.5	Automobiles & Components	.6
Materials	3.4
Telecommunication Services	3.1		100.4

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES

October 31, 2012

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2012	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	385	27,080,900	December 2012	(622,113)

See notes to financial statements.

The Fund	25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,970,687)—Note 1(b):
Unaffiliated issuers	1,033,967,433	1,340,020,702
Affiliated issuers	34,534,092	34,534,092
Cash		3,811,970
Dividends and securities lending income receivable		1,559,874
Receivable for shares of Capital Stock subscribed		1,156,883
		1,381,083,521
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		224,923
Liability for securities on loan—Note 1(b)		10,338,697
Payable for shares of Capital Stock redeemed		1,269,406
Payable for futures variation margin—Note 4		15,400
Accrued expenses		1,046
		11,849,472
Net Assets ($)		1,369,234,049
Composition of Net Assets ($):
Paid-in capital		1,087,357,180
Accumulated undistributed investment income—net		8,189,072
Accumulated net realized gain (loss) on investments		(31,743,359)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($622,113) net unrealized
(depreciation) on financial futures]		305,431,156
Net Assets ($)		1,369,234,049
Shares Outstanding
(150 millon shares of $.001 par value Capital Stock authorized)		47,121,759
Net Asset Value, offering and redemption price per share ($)		29.06

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $1,647 foreign taxes withheld at source):
Unaffiliated issuers	26,813,403
Affiliated issuers	32,467
Income from securities lending—Note 1(b)	95,896
Interest	912
Total Income	26,942,678
Expenses:
Management fee—Note 3(a)	2,481,334
Directors’ fees—Note 3(a,b)	71,003
Loan commitment fees—Note 2	10,732
Total Expenses	2,563,069
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(71,003)
Net Expenses	2,492,066
Investment Income—Net	24,450,612
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,649,430
Net realized gain (loss) on financial futures	6,334,905
Net Realized Gain (Loss)	16,984,335
Net unrealized appreciation (depreciation) on investments	129,055,459
Net unrealized appreciation (depreciation) on financial futures	(1,995,231)
Net Unrealized Appreciation (Depreciation)	127,060,228
Net Realized and Unrealized Gain (Loss) on Investments	144,044,563
Net Increase in Net Assets Resulting from Operations	168,495,175

See notes to financial statements.

The Fund	27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	24,450,612	19,130,617
Net realized gain (loss) on investments	16,984,335	(2,563,018)
Net unrealized appreciation
(depreciation) on investments	127,060,228	59,804,575
Net Increase (Decrease) in Net Assets
Resulting from Operations	168,495,175	76,372,174
Dividends to Shareholders from ($):
Investment income—net	(22,363,506)	(18,338,879)
Capital Stock Transactions ($):
Net proceeds from shares sold	348,665,208	312,797,098
Dividends reinvested	19,038,337	15,173,762
Cost of shares redeemed	(260,041,940)	(194,058,972)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	107,661,605	133,911,888
Total Increase (Decrease) in Net Assets	253,793,274	191,945,183
Net Assets ($):
Beginning of Period	1,115,440,775	923,495,592
End of Period	1,369,234,049	1,115,440,775
Undistributed investment income—net	8,189,072	6,244,686
Capital Share Transactions (Shares):
Shares sold	12,512,466	12,211,660
Shares issued for dividends reinvested	708,644	587,759
Shares redeemed	(9,422,849)	(7,500,634)
Net Increase (Decrease) in Shares Outstanding	3,798,261	5,298,785

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	25.75	24.29	21.26	20.18	32.30
Investment Operations:
Investment income—net[a]	.55	.48	.43	.44	.56
Net realized and unrealized
gain (loss) on investments	3.27	1.45	3.02	1.42	(12.08)
Total from Investment Operations	3.82	1.93	3.45	1.86	(11.52)
Distributions:
Dividends from
investment income—net	(.51)	(.47)	(.42)	(.46)	(.60)
Dividends from net realized
gain on investments	—	—	—	(.32)	—
Total Distributions	(.51)	(.47)	(.42)	(.78)	(.60)
Net asset value, end of period	29.06	25.75	24.29	21.26	20.18
Total Return (%)	15.00	7.94	16.39	9.84	(36.23)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses
to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.97	1.84	1.85	2.38	2.07
Portfolio Turnover Rate	3.28	2.12	7.64	4.99	4.84
Net Assets, end of period
($ x 1,000)	1,369,234	1,115,441	923,496	855,312	866,815

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective seeks to match the total return of the Standard & Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

30

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

32

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	1,337,186,992	—	—	1,337,186,992
Equity Securities—
Foreign
Common Stocks†	1,408,900	—	—	1,408,900
Mutual Funds	34,534,092	—	—	34,534,092
U.S. Treasury	—	1,424,810	—	1,424,810
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(622,113)	—	—	(622,113)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized depreciation at period end.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012, The Bank of New York Mellon earned $41,098 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value		Value		Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	19,954,478	214,199,575	209,958,658	24,195,395	1.8

34

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	35,765,124	78,743,639	104,170,066	10,338,697.8
Total	55,719,602	292,943,214	314,128,724	34,534,092	2.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,937,438, accumulated capital losses $9,416,457 and unrealized appreciation $283,355,888.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $3,024,265 of the carryover expires in fiscal year 2017, $6,259,621 expires in fiscal year 2018 and $132,571 expires in fiscal year 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $22,363,506 and $18,338,879, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $142,720 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement

36

users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, cus-

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

tody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2002, fees reimbursed by the Manager amounted to $71,003.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $232,606, which are offset against an expense reimbursement currently in effect in the amount of $7,683.

(b) Each Board member also serves as a Board member of other funds within Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2012, amounted to $146,199,743 and $39,616,908, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.

38

The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at October 31, 2012 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Equity financial futures	33,714,263

At October 31, 2012, the cost of investments for federal income tax purposes was $1,091,198,906; accordingly, accumulated net unrealized appreciation on investments was $283,355,888, consisting of $417,973,675 gross unrealized appreciation and $134,617,787 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and more than two hundred other entities have been named as defendants in two litigations pending in the U.S. District Court for the Southern District of New York (Deutsche Bank Trust Co. Americas, et al. v. Adaly Opportunity Fund TD Secs. Inc., et al., No. 11-cv-04784 and Niese, et al. v. AllianceBernstein L.P., et al., No. 11-cv-04538) against shareholders of the Tribune Company who

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

received payment for their shares in June or December 2007, as part of a leveraged buyout of the company (the “LBO”). Approximately one year after the LBO was concluded, the Tribune Company filed for bankruptcy. Thereafter, in approximately June 2011, certain Tribune Company creditors filed dozens of complaints in various courts throughout the country, including complaints in the two actions referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of NewYork titled In reTribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (WHP) (“Tribune MDL”)).

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., formerly Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC) and now S.D.N.Y. No. 12-cv-2652 (WHP)). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee seeks recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 6,000 Tribune Company shareholders, including the fund, and a defendants class of all shareholders who tendered their Tribune Company stock in the LBO and received more than $1,175 in payments by the Tribune Company. There are 35 other counts in the Fourth Amended Complaint that do not relate to claims against shareholder defendants, but instead are brought against parties directly involved in approval or execution of the leveraged buyout.

40

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL, which applies to all defendants (including the fund) in cases with Deutsche Bank Trust Company Americas or William A. Niese as the lead plaintiff, including the two cases listed in the first paragraph above. Briefing on this motion is scheduled to be completed in February 2013, with argument scheduled for March 2013. If successful, the motion would dismiss all cases in the Tribune MDL, except the Creditors Committee v. FitzSimons case, in full.

Per order of the Court, the Creditors Committee v. FitzSimons case remains stayed until a decision is rendered on the motion to dismiss in the other cases in the Tribune MDL. No response to that Fourth Amended Complaint is currently required.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

The Fund	41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

New York, New York
December 26, 2012

42

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $21,924,305 as ordinary income dividends paid during the year ended October 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 99.81% of ordinary income dividends paid during the year ended October 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund	43

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

44

Stephen J. Lockwood (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	45

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

46

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	47

NOTES

For More Information

Ticker Symbol: DSPIX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
U.S. Treasury
Reserves

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Important Tax Information
22	Board Members Information
24	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus U.S. Treasury Reserves, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors reacted sharply to macroeconomic developments throughout the world over the reporting period.A sluggish U.S. economy, the ongoing financial crisis in Europe, and slowdowns in key emerging markets weighed on stocks and higher yielding bonds early in the reporting period, but aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China subsequently lifted longer-term markets.

In light of the easy monetary policies adopted by many countries, we expect the U.S. economic recovery to persist at subpar levels over the first half of 2012, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets. Nonetheless, the Federal Reserve Board has reiterated its intention to keep rates low at least through mid-2015, suggesting that substantially higher money market yields are unlikely anytime soon. As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus U.S.Treasury Reserves’ Investor shares produced a yield of 0.00%, and Class R shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.00% and 0.00%, respectively.1

Yields of short-term U.S. Treasury obligations remained near historical lows throughout the reporting period as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged amid sluggish economic growth.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of direct U.S. Treasury obligations with remaining maturities of 13 months or less, as well as repurchase agreements with securities dealers, which are backed by U.S.Treasuries.To pursue its goal, the fund normally invests only in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

U.S. Economy Recovered Slowly

The reporting period began in the aftermath of steep market declines stemming from macroeconomic developments in the United States, Europe, and China. However, investor sentiment was soon bolstered by better U.S. economic data, including accelerating manufacturing activity and drops in the unemployment rate to 8.7% in November and 8.5% in December. Meanwhile, consumer confidence rose, contributing to a 4.1% annualized economic growth rate over the fourth quarter of 2011.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

The recovery appeared to gain traction in early 2012 when the unemployment rate slid to 8.3% amid a gain of 243,000 jobs in January and another 233,000 jobs in February. Despite a decrease to 120,000 new jobs in March, the unemployment rate inched lower to 8.2%. However, cuts in government spending dampened GDP growth to a 2.0% annualized rate over the first quarter of 2012.

The expansion appeared to moderate in April.The unemployment rate fell to 8.1%, but only 77,000 jobs were added. May brought another month of subpar job creation and an uptick in the unemployment rate to 8.2%. Moreover, the European debt crisis intensified when proposed austerity measures encountered political resistance. The manufacturing sector contracted in June for the first time in three years, but U.S. housing prices climbed for the first time in seven months. For the second quarter of 2012, U.S. economic growth slowed to a 1.3% annualized rate.

The economy added 181,000 jobs in July, but the unemployment rate rose to 8.3% as more people entered the workforce. Manufacturing activity contracted for the second straight month. August saw higher sales and prices in U.S. housing markets, an 8.1% unemployment rate, and higher personal income and expenditures. Corporate earnings proved healthier than expected, as a majority of companies met analysts’ earnings targets.

The economic recovery seemed to gain traction in September with the addition of 148,000 new jobs and a sharp drop in the unemployment rate to 7.8%, its lowest level since January 2009.The manufacturing sector rebounded after three months of modest declines, and the service sector posted its 33rd consecutive month of expansion. In the housing market, sales prices reached their highest levels in approximately five years. However, many economists, investors and business executives grew increasingly concerned that a gridlocked Congress might not reach agreement on ways to prevent automatic tax hikes and spending reductions scheduled for early 2013. It later was announced that the U.S. economy grew at a 2.0% annualized rate during the third quarter of 2012.

4

The unemployment rate ticked higher in October to 7.9% as more workers joined the labor force, and 184,000 private sector jobs were added during the month. Manufacturing activity increased at a faster rate in October than in September, and home prices posted modest gains, suggesting that the gradual U.S. economic recovery remained intact.

Rates Likely to Stay Low

As has been the case for the past several years, yields of U.S.Treasury bills and other money market instruments hovered near zero percent throughout the reporting period. In addition, yield differences along the market’s maturity spectrum remained relatively narrow, so it made little sense to incur the additional risks that longer-dated securities typically entail.We have maintained the fund’s weighted average maturity in a position we consider roughly in line with market averages.

During the latter part of the reporting period, the Fed announced additional measures to boost employment and stimulate growth, including an extension of Operation Twist, a new round of quantitative easing and the likelihood that short-term interest rates would remain near historical lows at least until mid-2015.Therefore, we currently intend to maintain the fund’s focus on liquidity.

November 15, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$.65	$.65
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$.66	$.66
Ending value (after expenses)	$1,024.48	$1,024.48

† Expenses are equal to the fund’s annualized expense ratio of .13% for Investor shares and .13% for Class R shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2012

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—40.7%	Purchase (%)	Amount ($)	Value ($)
11/15/12	0.09	25,000,000	24,999,173
11/23/12	0.15	30,000,000	29,997,342
1/17/13	0.14	30,000,000	29,991,337
2/21/13	0.13	15,000,000	14,994,167
4/18/13	0.15	37,000,000	36,974,618
Total U.S. Treasury Bills
(cost $136,956,637)			136,956,637

U.S. Treasury Notes—9.0%
12/31/12
(cost $30,168,817)	0.20	30,000,000	30,168,817

Repurchase Agreements—50.2%
Citigroup Global Markets Holdings Inc.
dated 10/31/12, due 11/1/12 in
the amount of $30,000,225 (fully
collateralized by $19,508,300
U.S. Treasury Inflation Protected
Securities, 2.13%, due 2/15/41,
value $30,600,044)	0.27	30,000,000	30,000,000
Goldman, Sachs & Co.
dated 10/31/12, due 11/1/12 in
the amount of $69,000,288 (fully
collateralized by $68,671,700
U.S. Treasury Notes, 1.88%,
due 2/28/14, value $70,380,151)	0.15	69,000,000	69,000,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)
JPMorgan Chase & Co.
dated 10/31/12, due 11/1/12 in
the amount of $70,000,486 (fully
collateralized by $21,550,000
U.S. Treasury Bills, due 3/7/13,
value $21,540,088 and $49,385,000
U.S. Treasury Notes, 1.13%, due 5/31/19,
value $49,861,741)	0.25	70,000,000	70,000,000
Total Repurchase Agreements
(cost $169,000,000)			169,000,000

Total Investments (cost $336,125,454)		99.9%	336,125,454

Cash and Receivables (Net)		.1%	293,769

Net Assets		100.0%	336,419,223

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Repurchase Agreements	50.2	U.S. Treasury Notes	9.0
U.S. Treasury Bills	40.7		99.9
† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $169,000,000)—Note 1(b)	336,125,454	336,125,454
Interest receivable		365,491
Receivable for shares of Capital Stock subscribed		1,341
		336,492,286
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		33,989
Cash overdraft due to Custodian		32,860
Payable for shares of Capital Stock redeemed		6,214
		73,063
Net Assets ($)		336,419,223
Composition of Net Assets ($):
Paid-in capital		336,419,223
Net Assets ($)		336,419,223

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	122,028,577	214,390,646
Shares Outstanding	122,028,449	214,390,774
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund	9

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Interest Income	350,639
Expenses:
Management fee—Note 2(a)	1,631,764
Distribution fees (Investor Shares)—Note 2(b)	246,240
Directors’ fees—Note 2(a,c)	22,411
Total Expenses	1,900,415
Less—reduction in expenses due to undertaking—Note 2(a)	(1,527,477)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(22,411)
Net Expenses	350,527
Investment Income—Net, representing net
increase in net assets resulting from operations	112

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	112	118
Net realized gain (loss) on investments	—	4,390
Net Increase (Decrease) in Net Assets
Resulting from Operations	112	4,508
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(1,958)	(492)
Class R Shares	(2,544)	(806)
Total Dividends	(4,502)	(1,298)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	67,867,906	89,618,921
Class R Shares	603,265,823	826,165,790
Dividends reinvested:
Investor Shares	1,928	478
Class R Shares	28	52
Cost of shares redeemed:
Investor Shares	(71,823,080)	(80,617,839)
Class R Shares	(541,985,227)	(869,684,318)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	57,327,378	(34,516,916)
Total Increase (Decrease) in Net Assets	57,322,988	(34,513,706)
Net Assets ($):
Beginning of Period	279,096,235	313,609,941
End of Period	336,419,223	279,096,235

See notes to financial statements.

The Fund	11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended October 31,
Investor Shares	2012		2011		2010		2009		2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.016
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.016)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.01		1.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71		.71		.71		.73		.72
Ratio of net expenses
to average net assets	.10		.12		.21		.39		.68
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.01		1.51
Net Assets, end of period ($ x 1,000)	122,029		125,984		116,980		125,821		154,823

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

12

			Year Ended October 31,
Class R Shares	2012		2011		2010		2009		2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.018
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.018)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.01		1.81
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51		.50		.51		.53		.52
Ratio of net expenses
to average net assets	.11		.12		.21		.38		.49
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.01		1.35
Net Assets, end of period ($ x 1,000)	214,391		153,112		196,629		400,154		502,085

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a Distribution Plan fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

14

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	336,125,454
Level 3—Significant Unobservable Inputs	—
Total	336,125,454
† See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of pre-

16

mium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were all ordinary income.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $4,390 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At October 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Distribution Plan fees and fees and expenses of non-interested Directors (including

18

counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $22,411.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $733,406 for Investor shares and $794,071 for Class R shares during the period ended October 31, 2012.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2012, Investor shares were charged $246,240 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $128,231 and Distribution Plan fees $20,717, which are offset against an expense reimbursement currently in effect in the amount of $114,959.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Reserves as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 26, 2012

20

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

The Fund	21

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

22

Stephen J. Lockwood (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	23

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

24

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	25

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Small Cap Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May LoseValue

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	UnderstandingYour Fund’s Expenses
8	ComparingYour Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Small Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Small Cap Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Small Cap Fund’s Class A shares produced a total return of 11.72%, Class C shares returned 10.86% and Class I shares returned 12.04%.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), produced a total return of 12.08%.2

U.S. stock markets benefited from improving domestic economic fundamentals, with small-cap stocks modestly lagging their larger-cap counterparts. The fund slightly underperformed the benchmark, mainly due to stock selections in the financial services and industrial sectors.

As we have previously informed shareholders, the Board of Directors has approved the liquidation of the fund effective on or about January 16, 2013.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue this goal, the fund normally invests at least 80% of its net assets in stocks of small U.S. companies within the market capitalization range of the Russell 2000 at the time of purchase.We select stocks using a disciplined, “bottom-up” investment process that relies on proprietary fundamental research. Elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger.The fund’s sector weightings and risk characteristics are a result of this bottom-up process and may vary from those of the benchmark at any given time.

Global Developments Affected Domestic Stock Prices

While the sustainability of the U.S. recovery remained in some doubt during the reporting period, mild but consistent improvements in domestic economic data set the stage for generally rising stock prices. However, markets remained highly volatile, with global macroeconomic developments driving abrupt changes in

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

investor sentiment. Although most U.S. small-cap stocks lacked direct exposure to these global developments, stock prices nonetheless rose and fell in response to investors’ changing outlooks.

A range of global issues troubled investors, but the market’s most pressing concerns were focused on the fiscal instability affecting several European countries, with Greece at the epicenter of the region’s problems. Questions about the European Union’s willingness and ability to deal with these problems drove stocks broadly lower in late 2011 and again in the spring of 2012. On both occasions, new initiatives from European policymakers reassured markets, as did continued U.S. employment growth, causing stocks to rebound.

Positioned to Participate in a Rising Market

The fund’s disciplined investment process and our focus on longer term corporate prospects positioned the fund’s holdings to benefit from the reporting period’s generally constructive environment. The fund derived particularly strong returns from its investments in the consumer discretionary sector, with gains bolstered by overweighted sector exposure and good individual stock selections. The fund emphasized building-related stocks, such as Meritage Homes, Standard Pacific and Mohawk Industries, that benefited from an improving housing market. We also identified well positioned companies in the retail sector, such as Williams-Sonoma and Fifth & Pacific Companies, that reported strong sales in an environment of improving consumer confidence.

Overweighted exposure to the technology sector also contributed positively to the fund’s relative performance, as did several favorable individual stock selections, such as fleet systems management provider WEX, automobile inventory and financing management company DealerTrack Holdings, mortgage industry information provider CoreLogic, and software developer Kenexa, the last of which more than doubled in value after receiving an attractive acquisition offer. Basic materials holdings further enhanced the fund’s relative returns, largely due to underweighted exposure to the weaker performing metals-and-mining area and

4

robust returns from companies benefiting from declining U.S. natural gas prices, such as chemical producers Georgia Gulf and Omnova Solutions. In the health care sector, prosthetics maker Hanger advanced after reporting strong organic growth and an improved pricing environment.

On a more negative note, the fund’s underweighted exposure to real estate investment trusts, a group in the financial sector that we judged to be richly valued by historical standards, hurt relative returns. One financial holding, Och-Ziff Capital Management Group, further detracted from returns due to disappointing revenues.Among industrial stocks, the fundamentals of satellite imaging services provider GeoEye and truck parts manufacturer Meritor moved off our investment thesis, leading us to sell the fund’s holdings in both companies.

November 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the
2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest
U.S. companies based on total market capitalization.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Small Cap Fund on 10/31/02 to a $10,000 investment made in the Russell 2000 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Unlike a mutual fund, the Index not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/12

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5.29%	–4.03%	6.23%
without sales charge	11.72%	–2.89%	6.86%
Class C shares
with applicable redemption charge †	9.86%	–3.62%	6.07%
without redemption	10.86%	–3.62%	6.07%
Class I shares	12.04%	–2.64%	7.14%
Russell 2000 Index	12.08%	1.19%	9.58%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.11	$10.84	$5.86
Ending value (after expenses)	$990.70	$987.00	$992.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.20	$10.99	$5.94
Ending value (after expenses)	$1,018.00	$1,014.23	$1,019.25

† Expenses are equal to the fund’s annualized expense ratio of 1.42% for Class A, 2.17% for Class C and 1.17%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2012

Common Stocks—99.4%	Shares		Value ($)
Automobiles & Components—4.7%
American Axle & Manufacturing Holdings	60,239	[a]	654,798
Dana Holding	99,400		1,308,104
Tenneco	9,190	[a]	280,755
Tower International	25,580	[a]	181,106
			2,424,763
Banks—2.9%
First Commonwealth Financial	98,670		646,289
Hancock Holding	16,620		525,026
SCBT Financial	7,850		311,488
			1,482,803
Capital Goods—8.3%
Columbus McKinnon	18,210	[a]	272,604
Commercial Vehicle Group	11,840	[a]	89,865
Granite Construction	41,960		1,267,612
Orion Marine Group	25,730	[a]	172,134
Oshkosh	13,690	[a]	410,426
Trinity Industries	39,210		1,226,489
Watts Water Technologies, Cl. A	12,770		513,737
WESCO International	4,470	[a]	290,014
			4,242,881
Commercial & Professional Services—7.3%
Equifax	10,190		509,908
Herman Miller	41,570		806,042
Portfolio Recovery Associates	8,040	[a]	841,386
Steelcase, Cl. A	95,150		952,452
TrueBlue	49,680	[a]	648,324
			3,758,112
Consumer Durables & Apparel—11.9%
Fifth & Pacific	101,871	[a]	1,118,543
Jones Group	140,580	[b]	1,660,250
Meritage Homes	26,020	[a]	962,220
Mohawk Industries	9,610	[a]	802,147
Newell Rubbermaid	14,600		301,344
Standard Pacific	184,200	[a,b]	1,270,980
			6,115,484

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—1.2%
Scientific Games, Cl. A	40,000	[a]	329,200
SHFL Entertainment	21,060	[a]	297,578
			626,778
Diversified Financials—2.7%
LPL Financial Holdings	17,880		522,096
Nelnet, Cl. A	20,650		504,067
Netspend Holdings	33,400	[a,b]	357,714
			1,383,877
Energy—1.4%
Approach Resources	13,980	[a,b]	344,327
PDC Energy	13,070	[a]	395,629
			739,956
Food, Beverage & Tobacco—.7%
Dole Food	26,730	[a,b]	336,531
Health Care Equipment & Services—5.5%
Align Technology	15,800	[a]	419,964
Hanger	55,960	[a]	1,418,586
Merit Medical Systems	67,820	[a]	979,321
			2,817,871
Insurance—3.8%
Arthur J. Gallagher & Co.	12,030		426,343
Brown & Brown	45,690		1,167,379
Employers Holdings	19,080		348,210
			1,941,932
Materials—5.1%
Georgia Gulf	21,880		774,333
Innospec	19,110	[a]	618,782
Omnova Solutions	70,580	[a]	553,347
Zoltek	94,960	[a,b]	650,476
			2,596,938

10

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech & Life Sciences—3.5%
Auxilium Pharmaceuticals	22,550	[a]	461,824
Emergent BioSolutions	64,250	[a]	853,882
Salix Pharmaceuticals	12,460	[a]	486,438
			1,802,144
Real Estate—3.8%
Jones Lang LaSalle	11,810		918,109
St. Joe	27,310	[a,b]	540,738
Starwood Property Trust	20,290	[c]	465,047
			1,923,894
Retailing—2.9%
Gordmans Stores	13,260	[a]	199,696
Williams-Sonoma	27,860		1,287,968
			1,487,664
Semiconductors & Semiconductor
Equipment—4.3%
Applied Micro Circuits	185,500	[a]	1,075,900
Lattice Semiconductor	71,780	[a]	278,506
Microsemi	42,990	[a]	825,408
			2,179,814
Software & Services—15.0%
Cardtronics	18,430	[a]	523,596
CoreLogic	20,680	[a]	492,184
CSG Systems International	43,950	[a]	905,809
DealerTrack Holdings	59,140	[a]	1,616,296
LogMeIn	25,170	[a]	621,196
MICROS Systems	19,960	[a]	905,984
Take-Two Interactive Software	30,070	[a]	335,281
Velti	120,240	[a,b]	877,752
WEX	19,030	[a]	1,404,033
			7,682,131

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Technology Hardware &
Equipment—7.0%
Arrow Electronics	15,210	[a]	535,848
Brocade Communications Systems	84,640	[a]	448,592
JDS Uniphase	76,820	[a]	744,386
ScanSource	40,460	[a]	1,183,455
Vishay Intertechnology	80,250	[a]	664,470
			3,576,751
Transportation—7.4%
Arkansas Best	31,500		253,575
Avis Budget Group	16,170	[a]	267,290
Con-way	20,840		606,652
Landstar System	27,320		1,383,758
UTi Worldwide	90,090		1,251,350
			3,762,625
Total Common Stocks
(cost $49,912,594)			50,882,949

Other Investment—.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $412,828)	412,828	[d]	412,828

12

Investment of Cash Collateral
for Securities Loaned—10.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,468,549)	5,468,549 [d]	5,468,549
Total Investments (cost $55,793,971)	110.9%	56,764,326
Liabilities, Less Cash and Receivables	(10.9%)	(5,579,852)
Net Assets	100.0%	51,184,474

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was $5,331,272 and the value of the collateral held by the fund was $5,468,549.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	15.0	Insurance	3.8
Consumer Durables & Apparel	11.9	Real Estate	3.8
Money Market Investments	11.5	Pharmaceuticals, Biotech
Capital Goods	8.3	& Life Sciences	3.5
Transportation	7.4	Retailing	2.9
Commercial & Professional Services	7.3	Banks	2.9
Technology Hardware & Equipment	7.0	Diversified Financials	2.7
Health Care Equipment & Services	5.5	Energy	1.4
Materials	5.1	Consumer Services	1.2
Automobiles & Components	4.7	Food, Beverage & Tobacco	.7
Semiconductors &
Semiconductor Equipment	4.3		110.9

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,331,272)—Note 1(b):
Unaffiliated issuers		49,912,594	50,882,949
Affiliated issuers		5,881,377	5,881,377
Cash			19,600
Receivable for investment securities sold			55,230
Dividends and securities lending income receivable			11,461
Receivable for shares of Capital Stock subscribed			6,732
			56,857,349
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			61,321
Liability for securities on loan—Note 1(b)			5,468,549
Payable for investment securities purchased			77,725
Payable for shares of Capital Stock redeemed			65,245
Accrued expenses			35
			5,672,875
Net Assets ($)			51,184,474
Composition of Net Assets ($):
Paid-in capital			182,482,029
Accumulated undistributed investment income—net			5,190
Accumulated net realized gain (loss) on investments			(132,273,100)
Accumulated net unrealized appreciation
(depreciation) on investments			970,355
Net Assets ($)			51,184,474

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	39,364,122	5,744,763	6,075,589
Shares Outstanding	2,472,057	399,158	372,998
Net Asset Value Per Share ($)	15.92	14.39	16.29

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	335,852
Affiliated issuers	416
Income from securities lending—Note 1(b)	38,545
Total Income	374,813
Expenses:
Management fee—Note 3(a)	678,030
Distribution/Service Plan fees—Note 3(b)	161,210
Directors’ fees—Note 3(a)	2,948
Interest expense—Note 2	1,217
Loan commitment fees—Note 2	459
Total Expenses	843,864
Less—reduction in expenses due to undertaking—Note 3(a)	(20,922)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(2,948)
Net Expenses	819,994
Investment (Loss)—Net	(445,181)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,972,442
Net unrealized appreciation (depreciation) on investments	3,343,213
Net Realized and Unrealized Gain (Loss) on Investments	6,315,655
Net Increase in Net Assets Resulting from Operations	5,870,474

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012 [a]	2011
Operations ($):
Investment (loss)—net	(445,181)	(424,285)
Net realized gain (loss) on investments	2,972,442	7,700,390
Net unrealized appreciation
(depreciation) on investments	3,343,213	(6,469,033)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,870,474	807,072
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,774,345	12,771,446
Class B Shares	—	5,159
Class C Shares	229,330	290,787
Class I Shares	1,681,594	4,430,844
Cost of shares redeemed:
Class A Shares	(17,550,801)	(19,368,165)
Class B Shares	(326,111)	(2,490,066)
Class C Shares	(1,494,880)	(2,096,120)
Class I Shares	(12,305,442)	(6,389,249)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(19,991,965)	(12,845,364)
Total Increase (Decrease) in Net Assets	(14,121,491)	(12,038,292)
Net Assets ($):
Beginning of Period	65,305,965	77,344,257
End of Period	51,184,474	65,305,965
Undistributed investment income—net	5,190	—

16

	Year Ended October 31,
	2012 [a]	2011
Capital Share Transactions:
Class Ab
Shares sold	641,990	812,956
Shares redeemed	(1,185,374)	(1,238,499)
Net Increase (Decrease) in Shares Outstanding	(543,384)	(425,543)
Class Bb
Shares sold	—	350
Shares redeemed	(23,072)	(167,801)
Net Increase (Decrease) in Shares Outstanding	(23,072)	(167,451)
Class C
Shares sold	17,135	20,718
Shares redeemed	(107,485)	(148,296)
Net Increase (Decrease) in Shares Outstanding	(90,350)	(127,578)
Class I
Shares sold	105,643	281,819
Shares redeemed	(810,728)	(401,173)
Net Increase (Decrease) in Shares Outstanding	(705,085)	(119,354)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended October 31, 2012, 10,486 Class B shares representing $150,445 were automatically converted to 9,519 Class A shares and during the period ended October 31, 2011, 41,299 Class B shares representing $612,291 were automatically converted to 37,736 Class A shares.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	14.25	14.32	11.65	12.09	22.34
Investment Operations:
Investment income (loss)—net[a]	(.12)	(.08)	.01	.12	.06
Net realized and unrealized
gain (loss) on investments	1.79	.01	2.77	(.44)	(7.11)
Total from Investment Operations	1.67	(.07)	2.78	(.32)	(7.05)
Distributions:
Dividends from investment income—net	—	—	(.11)	(.12)	—
Dividends from net realized
gain on investments	—	—	—	—	(3.20)
Total Distributions	—	—	(.11)	(.12)	(3.20)
Net asset value, end of period	15.92	14.25	14.32	11.65	12.09
Total Return (%)[b]	11.72	(.49)	23.97	(2.56)	(35.70)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.51	1.50	1.51	1.51
Ratio of net expenses
to average net assets	1.46	1.43	1.32	1.36	1.36
Ratio of net investment income
(loss) to average net assets	(.77)	(.52)	.05	1.14	.34
Portfolio Turnover Rate	63.03	93.87	206.27	97.34	78.10
Net Assets, end of period ($ x 1,000)	39,364	42,981	49,285	42,115	77,814

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended October 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.98	13.14	10.71	11.07	20.89
Investment Operations:
Investment income (loss)—net[a]	(.21)	(.18)	(.08)	.03	(.06)
Net realized and unrealized
gain (loss) on investments	1.62	.02	2.54	(.39)	(6.56)
Total from Investment Operations	1.41	(.16)	2.46	(.36)	(6.62)
Distributions:
Dividends from investment income—net	—	—	(.03)	—	—
Dividends from net realized
gain on investments	—	—	—	—	(3.20)
Total Distributions	—	—	(.03)	—	(3.20)
Net asset value, end of period	14.39	12.98	13.14	10.71	11.07
Total Return (%)[b]	10.86	(1.22)	23.15	(3.34)	(36.19)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26	2.26	2.25	2.26	2.26
Ratio of net expenses
to average net assets	2.22	2.18	2.07	2.11	2.11
Ratio of net investment income
(loss) to average net assets	(1.52)	(1.26)	(.66)	.37	(.43)
Portfolio Turnover Rate	63.03	93.87	206.27	97.34	78.10
Net Assets, end of period ($ x 1,000)	5,745	6,353	8,108	8,145	11,935

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	14.54	14.57	11.86	12.33	22.72
Investment Operations:
Investment income (loss)—net[a]	(.08)	(.04)	.05	.15	.11
Net realized and unrealized
gain (loss) on investments	1.83	.01	2.80	(.45)	(7.26)
Total from Investment Operations	1.75	(.03)	2.85	(.30)	(7.15)
Distributions:
Dividends from investment income—net	—	—	(.14)	(.17)	(.04)
Dividends from net realized
gain on investments	—	—	—	—	(3.20)
Total Distributions	—	—	(.14)	(.17)	(3.24)
Net asset value, end of period	16.29	14.54	14.57	11.86	12.33
Total Return (%)	12.04	(.21)	24.37	(2.34)	(35.57)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.26	1.25	1.26	1.26
Ratio of net expenses
to average net assets	1.22	1.18	1.07	1.11	1.11
Ratio of net investment income
(loss) to average net assets	(.55)	(.25)	.40	1.48	.62
Portfolio Turnover Rate	63.03	93.87	206.27	97.34	78.10
Net Assets, end of period ($ x 1,000)	6,076	15,673	17,449	24,761	68,233

a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On October 25, 2012, the Company’s Board of Directors (the “Board”) approved a Plan of Liquidation (the “Plan”), which was approved by the fund’s shareholders. The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”).The Liquidation of the fund will occur on or about January 16, 2013. Accordingly, effective November 15, 2012, the fund will be closed to any new investors.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the Distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value shares of Capital Stock.The fund currently offers three classes of shares: Class A (400 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a Distribution Plan fee and/or Shareholder Services Plan fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust depart-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

ments and other financial services providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified or investment account or relationship at such institution, and bear no Distribution Plan or Shareholder Services Plan fee. Class I shares are offered without a front-end sales charge or CDSC. The Board approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Each class of shares has identical rights and privileges, except with respect to Distribution Plan and Shareholder Services Plan fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value

22

hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

24

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic
Common Stocks†	48,753,847	—	—	48,753,847
Equity Securities—Foreign
Common Stocks†	2,129,102	—	—	2,129,102
Mutual Funds	5,881,377	—	—	5,881,377

†	See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collater-

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

alized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012,The Bank of New York Mellon earned $16,519 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,189,731	17,397,982	18,174,885	412,828.8
Dreyfus
Institutional
Cash
Advantage
Fund	12,676,147	40,566,286	47,773,884	5,468,549	10.7
Total	13,865,878	57,964,268	65,948,769	5,881,377	11.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

26

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $132,242,523 and unrealized appreciation $944,968.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $65,995,964 of the carryover expires in fiscal year 2016 and $66,246,559 expires in fiscal year 2017.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, limited partnerships and net operating losses, the fund increased accumulated undistributed investment income-net by $450,371, increased accumulated net realized gain (loss) on investments by $34,208 and decreased paid-in capital by $484,579. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2012 was approximately $99,200, with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the

28

fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees, Distribution Plan fees and expenses, Shareholder Services Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $2,948.

The Manager has agreed from July 26, 2012 to waive receipt of a portion of the fund’s management fee in the amount of .15% of the value of the fund’s average daily net assets until the liquidation date, on or about January 16, 2013.The reduction in expenses, pursuant to the undertaking, amounted to $20,922 during the period ended October 31, 2012.

During the period ended October 31, 2012, the Distributor retained $172 from commissions earned on sales of fund’s Class A shares and $1 and $201 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plan”) under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B shares paid and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B shares were and Class C shares are also subject to a services plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B shares paid and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2012, Class A, Class B and Class C shares

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

were charged $99,026, $588 and $46,050, respectively, pursuant to their respective Distribution Plans. Class B and Class C shares were charged $196 and $15,350, respectively, pursuant to the Service Plan.

Under its terms, the Distribution Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $47,936, Distribution Plan fees $12,143 and Service Plan fees $1,242.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2012, amounted to $34,143,620 and $53,405,809, respectively.

October 31, 2012, the cost of investments for federal income tax purposes was $55,819,358; accordingly, accumulated net unrealized appreciation on investments was $944,968, consisting of $5,135,837 gross unrealized appreciation and $4,190,869 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Small Cap Fund, a series ofThe Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

As disclosed in Note 1 to the financial statements, the Board of Directors of the Fund approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of the Fund on or about January 16, 2013. The accompanying financial statements have been prepared assuming the Fund will continue as a going concern and do not include any adjustments that might result from the liquidation.These adjustments are not expected to be significant.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Cap Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

NewYork, NewYork
December 26, 2012

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

32

Stephen J. Lockwood (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,WatsonVentures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.	Tomlinson Fort, Emeritus Board Member

The Fund	33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and SeniorVice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	35

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Opportunistic Fixed
Income Fund

ANNUAL REPORT October 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
23	Statement of Financial Futures
24	Statement of Options Written
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
29	Financial Highlights
32	Notes to Financial Statements
54	Report of Independent Registered Public Accounting Firm
55	Important Tax Information
56	Board Members Information
58	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic Fixed
Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Fixed Income Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite heightened volatility, the U.S. bond market generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, riskier segments of the bond market gained value, while massive purchases of government securities by the Federal Reserve prevented yields of U.S. government securities from rising.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by David Leduc, CFA, and David Horsfall, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Opportunistic Fixed Income Fund’s Class A shares produced a total return of 8.85%, Class C shares returned 8.08% and Class I shares returned 9.13%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, achieved a total return of 5.25% for the same period.2

Yields of U.S. government securities remained near historical lows during the reporting period, while higher yielding bonds gained a degree of value as global and domestic economic worries eased and business conditions improved. The fund’s returns were higher than its benchmark, mainly due to strong contributions from higher yielding market sectors, including corporate-backed securities, emerging-markets bonds and asset-backed securities.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income.To pursue its goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top-down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the aftermath of steep market declines stemming from macroeconomic developments in the United States, Europe and China. However, employment gains and other encouraging U.S. economic news helped alleviate investors’ worries in the weeks prior to the reporting period, and a quantitative easing

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

program in Europe appeared to forestall a more severe banking crisis in the region. These developments sparked the start of a strong and sustained rally among higher yielding bonds. Investors grew more tolerant of risks, and they turned away from traditional safe havens and toward market sectors expected to benefit from better economic conditions. Consequently, asset-backed securities, commercial mortgages and corporate securities gained value through the first quarter of 2012.

The U.S. economic recovery was called into question in the spring, when the public sector shed jobs and employment gains in the private sector proved more anemic than expected. Meanwhile, proposed austerity programs to relieve fiscal pressures in Europe encountered political resistance.These headwinds erased some of the gains previously posted by higher yielding bonds, and yields of U.S. Treasury securities plunged to record lows. Fortunately, more encouraging economic data over the summer offset most of those losses, enabling U.S. bonds to end the reporting period with respectable returns, on average.

Higher Yielding Securities Aided Performance

The fund benefited from robust results from investment-grade corporate securities as issuers shored up their balance sheets and default rates remained low. We focused primarily on credits that, in our analysis, featured strong underlying assets.We found a number of opportunities meeting our criteria in the industrials sector, but relatively few among banks. High yield corporate securities also contributed positively to relative performance, as we focused on higher credit-rating tiers within the high yield spectrum and maturities of five years or less. Asset-backed securities fared well for the fund, particularly shorter maturity securities backed by automobile loans.

The fund also scored success with its international fixed-income investments.The fund generally avoided weakness among sovereign bonds from Southern and Eastern Europe until the third quarter of 2012, and we maintained underweighted exposure to the euro. Instead, we focused on bonds in emerging markets where yields are high and have room to fall, and we maintained overweighted exposure to the Mexican peso. We added bonds from Southern Europe and Ireland over the summer when they reached attractive valuations, enabling the fund to participate more fully in rallies during September.

Although we encountered relatively few disappointments during the reporting period, the fund might have produced higher returns if we had increased its average duration beyond two to three years.We used forward contracts to establish the fund’s currency positions, and we purchased call options to protect the fund from potential interest-rate volatility.

4

Adjusting to Changing Market Conditions

While we remain concerned regarding ongoing events in Europe, central banks throughout the world have eased their monetary policies, which we expect to boost economic growth rates in the coming months. Therefore, we have placed greater emphasis on higher yielding bonds where rates seem likely to fall, including some of the more troubled nations of Europe. In contrast, corporate-backed bonds and asset-backed securities have reached richer valuations, suggesting that we may find better opportunities elsewhere.

November 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by the Dreyfus Corporation pursuant to an agreement in effect through March 1,
2013, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Opportunistic Fixed Income Fund on 7/11/06 (inception date) to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in fixed-income securities.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/12

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (4.5%)	7/11/06	3.91%	5.65%	6.02%
without sales charge	7/11/06	8.85%	6.62%	6.79%
Class C shares
with applicable redemption charge †	7/11/06	7.08%	5.81%	6.00%
without redemption	7/11/06	8.08%	5.81%	6.00%
Class I shares	7/11/06	9.13%	6.89%	7.06%
Barclays U.S. Aggregate Bond Index	6/30/06	5.25%	6.38%	6.62%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 6/30/06 is used as the beginning value on 7/11/06.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Fixed Income Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.67	$9.51	$4.38
Ending value (after expenses)	$1,050.10	$1,045.90	$1,051.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.58	$9.37	$4.32
Ending value (after expenses)	$1,019.61	$1,015.84	$1,020.86

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2012

	Coupon	Maturity	Principal
Bonds and Notes—91.5%	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Certificates—.6%
Trafigura Securitisation Finance,
Ser. 2012-1A, Cl. A	2.61	10/15/15	225,000	[b,c]	228,480
Asset-Backed Ctfs./
Auto Receivables—11.3%
Ally Master Owner Trust,
Ser. 2012-3, Cl. D	2.56	6/15/17	235,000	[b,c]	235,182
Ally Master Owner Trust,
Ser. 2012-1, Cl. D	3.12	2/15/17	165,000	[c]	165,931
AmeriCredit Automobile Receivables
Trust, Ser. 2012-2, Cl. D	3.38	4/9/18	250,000		256,497
AmeriCredit Automobile Receivables
Trust, Ser. 2011-2, Cl. D	4.00	5/8/17	160,000		168,685
Americredit Automobile Receivables
Trust, Ser. 2011-3, Cl. D	4.04	7/10/17	200,000		212,231
AmeriCredit Automobile Receivables
Trust, Ser. 2012-1, Cl. D	4.72	3/8/18	150,000		160,586
AmeriCredit Automobile Receivables
Trust, Ser. 2011-5, Cl. D	5.05	12/8/17	175,000		188,395
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. D	3.52	8/8/16	195,000		196,151
DT Auto Owner Trust,
Ser. 2011-3A, Cl. C	4.03	2/15/17	250,000	[c]	253,495
DT Auto Owner Trust,
Ser. 2011-2A, Cl. D	4.36	12/15/16	250,000	[c]	251,713
Ford Credit Auto Owner Trust,
Ser. 2012-C, Cl. D	2.43	1/15/19	270,000		271,291
Ford Credit Floorplan Master Owner
Trust, Ser. 2012-1, Cl. D	2.31	1/15/16	170,000	[b]	171,085
Santander Drive Auto Receivables
Trust, Ser. 2012-6, Cl. D	2.52	9/17/18	55,000		54,990
Santander Drive Auto Receivables
Trust, Ser. 2012-5, Cl. C	2.70	8/15/18	115,000		117,434
Santander Drive Auto Receivables
Trust, Ser. 2012-4, Cl. C	2.94	12/15/17	230,000		236,786
Santander Drive Auto Receivables
Trust, Ser. 2012-3, Cl. C	3.01	4/16/18	100,000		103,196

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Santander Drive Auto Receivables
Trust, Ser. 2011-S1A, Cl. D	3.10	5/15/17	172,414	[c]	173,078
Santander Drive Auto Receivables
Trust, Ser. 2011-S2A, Cl. D	3.35	6/15/17	90,813	[c]	91,309
Santander Drive Auto Receivables
Trust, Ser. 2012-2, Cl. D	3.87	2/15/18	240,000		251,337
Santander Drive Auto Receivables
Trust, Ser. 2011-1, Cl. D	4.01	2/15/17	475,000		499,504
Santander Drive Auto Receivables
Trust, Ser. 2011-4, Cl. D	4.74	9/15/17	160,000		170,360
					4,229,236
Asset-Backed Ctfs./Equipment—.5%
CIT Equipment Collateral,
Ser. 2010-VT1A, Cl. D	7.33	9/15/17	200,000	[c]	207,498
Asset-Backed Ctfs./
Home Equity Loans—4.6%
Chase Funding Mortgage Loan
Asset-Backed Securities,
Ser. 2004-2, Cl. 1A4	5.32	2/25/35	254,626		260,507
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	1,958	[b]	1,954
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A4	5.94	7/25/36	100,000	[b]	99,944
Citigroup Mortgage Loan Trust,
Ser. 2006-WFH2, Cl. A2A	0.36	8/25/36	223,686	[b]	197,917
HSI Asset Securitization
Corporation Trust,
Ser. 2007-WF1, Cl. 2A2	0.34	5/25/37	158,237	[b]	156,599
JP Morgan Mortgage Acquisition,
Ser. 2007-CH5, Cl. A3	0.32	5/25/37	220,000	[b]	196,655
JP Morgan Mortgage Acquisition,
Ser. 2006-FRE2, Cl. A3	0.39	2/25/36	263,069	[b]	244,968
Long Beach Mortgage Loan Trust,
Ser. 2004-3, Cl. M2	1.11	7/25/34	187,346	[b]	177,651
Nationstar Home Equity Loan Trust,
Ser. 2007-A, Cl. AV3	0.36	3/25/37	200,000	[b]	178,904

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Home Equity Loans (continued)
Structured Asset Securities
Corporation, Ser. 2006-AM1,
Cl. A4	0.37	4/25/36	219,840	[b]	190,164
					1,705,263
Casinos—.3%
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	95,000		106,638
Commercial Mortgage
Pass-Through Ctfs.—6.9%
American Tower Trust,
Ser. 2007-1A, Cl. AFX	5.42	4/15/37	75,000	[c]	78,527
American Tower Trust,
Ser. 2007-1A, Cl. F	6.64	4/15/37	185,000	[c]	190,456
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A4	4.63	12/10/42	100,000	[b]	102,881
Commercial Mortgage
Pass-Through Certificates,
Ser. 2010-C1, Cl. D	6.08	7/10/46	285,000	[b,c]	312,256
GE Capital Commercial Mortgage,
Ser. 2005-C2, Cl. AJ	5.06	5/10/43	130,000	[b]	136,947
GE Capital Commercial Mortgage,
Ser. 2006-C1, Cl. AJ	5.48	3/10/44	90,000	[b]	81,861
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A3	4.65	4/10/40	66		66
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. A3	1.46	3/6/20	175,000	[b,c]	175,012
GS Mortgage Securities Corporation
II, Ser. 2011-ALF, Cl. D	4.21	2/10/21	80,000	[c]	80,784
GS Mortgage Securities Corporation
II, Ser. 2011-ALF, Cl. E	4.95	2/10/21	100,000	[c]	94,483
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2011-C3, Cl. C	5.36	2/15/46	65,000	[b,c]	71,109
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2011-C4, Cl. E	5.39	7/15/46	115,000	[b,c]	110,961

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. AM	6.09	2/12/51	325,000	[b]	374,156
Morgan Stanley Capital I,
Ser. 2005-HQ6, Cl. AJ	5.07	8/13/42	275,000	[b]	287,529
Morgan Stanley Capital I,
Ser. 2011-C1, Cl. D	5.25	9/15/47	200,000	[b,c]	212,643
S2 Hospitality,
Ser. 2012-LV1, Cl. A	4.50	4/15/25	197,061	[c]	198,091
WF-RBS Commercial Mortgage Trust,
Ser. 2011-C5, Cl. C	5.64	11/15/44	60,000	[b,c]	68,881
					2,576,643
Consumer Discretionary—4.3%
Cablevision Systems,
Sr. Unscd. Notes	7.75	4/15/18	165,000		184,181
CVS Pass-Through Trust,
Pass Thru Certificates Notes	8.35	7/10/31	122,219	[c]	171,448
Dish DBS,
Gtd. Notes	7.13	2/1/16	125,000		140,313
Ford Motor,
Sr. Unscd. Notes	7.45	7/16/31	265,000		336,550
Macy’s Retail Holdings,
Gtd. Notes	5.90	12/1/16	180,000		212,265
QVC,
Sr. Scd. Notes	7.38	10/15/20	110,000	[c]	121,987
QVC,
Sr. Scd. Notes	7.50	10/1/19	85,000	[c]	93,764
Reynolds Group,
Gtd. Notes	9.88	8/15/19	105,000		110,512
Rite Aid,
Gtd. Notes	9.50	6/15/17	60,000		61,950
Unitymedia Hessen,
Sr. Scd. Notes	7.50	3/15/19	150,000	[c]	165,750
					1,598,720
Consumer Staples—.6%
Lorillard Tobacco,
Gtd. Notes	2.30	8/21/17	225,000		227,862

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Energy—4.5%
KazMunayGas National,
Gtd. Bonds		7.00	5/5/20	445,000	[c]	549,032
Kinder Morgan Energy Partners,
Sr. Unscd. Notes		5.00	8/15/42	180,000		195,821
Offshore Group Investment,
Sr. Scd. Notes		11.50	8/1/15	68,000		74,885
Repsol International Finance,
Gtd. Notes	EUR	4.38	2/20/18	200,000		270,140
Targa Resources Partners,
Gtd. Notes		5.25	5/1/23	185,000	[c,d]	187,775
Targa Resources Partners,
Gtd. Notes		6.38	8/1/22	85,000	[c]	91,162
Transocean,
Gtd. Notes		2.50	10/15/17	140,000		141,954
Unit,
Gtd. Notes		6.63	5/15/21	175,000	[c]	179,375
						1,690,144
Financial—19.1%
Ally Financial,
Gtd. Notes		4.63	6/26/15	335,000		348,239
Ally Financial,
Gtd. Notes		5.50	2/15/17	345,000		365,418
Ally Financial,
Gtd. Notes		8.00	11/1/31	150,000		179,250
American International Group,
Sr. Unscd. Notes		6.40	12/15/20	40,000		49,204
American International Group,
Jr. Sub. Debs		8.18	5/15/68	300,000	[b]	375,750
AXA,
Jr. Sub. Notes	EUR	5.78	7/29/49	160,000	[b]	187,202
Bancolombia,
Sub. Notes		5.13	9/11/22	150,000		157,500
Bank of America,
Sr. Unscd. Notes, Ser. 1		3.75	7/12/16	475,000		509,465
Bank of Ireland,
Gov’t Gtd. Notes	EUR	4.00	1/28/15	230,000		300,498
BBVA US Senior SA Uniper,
Gtd. Notes		4.66	10/9/15	200,000		202,114

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
CIT Group,
Sr. Unscd. Notes		4.25	8/15/17	60,000		61,837
CIT Group,
Sr. Unscd. Notes		4.75	2/15/15	100,000	[c]	104,000
CIT Group,
Sr. Unscd. Notes		5.00	5/15/17	90,000		95,292
Citigroup,
Sr. Unscd. Notes		2.25	8/7/15	180,000		184,785
Citigroup,
Jr. Sub. Notes		5.95	12/29/49	175,000	[b]	180,578
Entertainment Properties,
Gtd. Notes		5.75	8/15/22	180,000		188,998
FCE Bank,
Sr. Unscd. Notes	GBP	5.13	11/16/15	150,000		262,641
Goldman Sachs Group,
Sr. Unscd. Notes		3.63	2/7/16	200,000		211,878
Harley-Davidson Funding,
Gtd. Notes		5.75	12/15/14	145,000	[c]	159,415
Hub International,
Gtd. Notes		8.13	10/15/18	35,000	[c]	36,137
International Lease Finance,
Sr. Unscd. Notes		4.88	4/1/15	205,000		212,944
International Lease Finance,
Sr. Unscd. Notes		6.25	5/15/19	85,000		92,034
Liberty Mutual Group,
Gtd. Notes		4.95	5/1/22	155,000	[c]	169,593
Liberty Property,
Sr. Unscd. Notes		6.63	10/1/17	150,000		180,779
Lloyds TSB Bank,
Covered Bonds	EUR	4.00	9/29/21	60,000		89,750
Lloyds TSB Bank,
Covered Notes	EUR	4.13	4/6/17	200,000		287,950
Lloyds TSB Bank,
Sub. Notes		9.88	12/16/21	175,000	[b]	207,375

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Merrill Lynch & Co.,
Sr. Unscd. Notes		6.88	4/25/18	100,000		120,880
Nordea Bank,
Sr. Unscd. Notes		3.13	3/20/17	200,000	[c]	210,896
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	175,000	[b]	201,063
Royal Bank of Scotland Group,
Sr. Unscd. Notes		2.55	9/18/15	120,000		123,099
Santander US Debt,
Bank Gtd. Notes		3.72	1/20/15	295,000	[c]	295,734
SLM,
Notes		4.63	9/25/17	200,000		205,422
SLM,
Sr. Notes		6.25	1/25/16	105,000		113,930
SLM,
Sr. Unscd. Notes		8.45	6/15/18	75,000		89,507
SLM,
Unscd. Notes		6.00	1/25/17	165,000		179,850
Willis North America,
Gtd. Notes		6.20	3/28/17	170,000		195,422
						7,136,429
Foreign/Governmental—20.8%
Brazilian Government,
Sr. Unscd. Bonds	BRL	12.50	1/5/16	300,000		185,594
Corporacion Andina de Fomento,
Sr. Unscd. Notes		3.75	1/15/16	345,000		364,052
Corporacion Andina de Fomento,
Sr. Unscd. Notes		4.38	6/15/22	110,000		120,161
Eurasian Development Bank,
Sr. Unscd. Notes		7.38	9/29/14	425,000	[c]	464,823
Iceland Government,
Sr. Unscd. Notes		4.38	3/10/14	200,000		206,500
Irish Government,
Sr. Unsub. Bonds	EUR	5.40	3/13/25	1,120,000		1,491,833

The Fund	15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental (continued)
Italian Government,
Bonds	EUR	4.75	6/1/17	560,000		757,523
Italian Government,
Bonds	EUR	5.50	9/1/22	85,000		115,967
Lithuanian Government,
Sr. Unscd. Notes		6.63	2/1/22	215,000	[c]	266,869
Mexican Government,
Bonds, Ser. M 10	MXN	8.00	12/17/15	8,665,000		717,465
Nigerian Government,
Treasury Bills, Ser. 364	NGN	0.00	3/7/13	60,220,000	[e]	366,791
Nigerian Government,
Treasury Bills, Ser. 364	NGN	0.00	4/25/13	31,000,000	[e]	185,783
Petroleos de Venezuela,
Gtd. Notes		5.25	4/12/17	475,000		377,625
Petroleos de Venezuela,
Gtd. Notes		8.50	11/2/17	220,000	[c]	198,000
Petroleos Mexicanos,
Gtd. Notes		5.50	1/21/21	150,000		175,875
Portuguese Government,
Sr. Unscd. Bonds	EUR	3.60	10/15/14	300,000		380,146
Portuguese Government,
Sr. Unscd. Bonds	EUR	4.45	6/15/18	335,000		382,362
Slovakian Government,
Sr. Unsub. Notes	EUR	4.00	3/26/21	170,000		244,981
Slovakian Government,
Sr. Unscd. Notes		5.50	10/26/22	400,000	[c,d]	405,400
South African Government,
Bonds	ZAR	6.75	3/31/21	3,200,000		371,348
						7,779,098
Health Care—1.3%
Biomet,
Gtd. Notes		10.00	10/15/17	75,000		79,219
CHS/Community
Health Systems,
Gtd. Notes		7.13	7/15/20	175,000		185,281

16

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Health Care (continued)
Life Technologies,
Sr. Unscd. Notes		3.50	1/15/16	215,000		226,705
						491,205
Industrial—1.2%
Owens Corning,
Gtd. Notes		4.20	12/15/22	155,000		156,979
Taylor Morrison
Communities,
Gtd. Notes		7.75	4/15/20	140,000	[c]	149,800
Techem Energy
Metering Service,
Sr. Sub. Notes	EUR	7.88	10/1/20	100,000	[c]	137,553
						444,332
Information Technology—.9%
First Data,
Gtd. Notes		10.55	9/24/15	95,000		97,850
First Data,
Sr. Scd. Notes		6.75	11/1/20	65,000	[c]	65,325
Xerox,
Sr. Unscd. Notes		2.95	3/15/17	175,000		180,500
						343,675
Materials—3.5%
ArcelorMittal,
Sr. Unscd. Notes		4.25	3/1/16	105,000	[b]	104,376
ArcelorMittal,
Sr. Unscd. Notes		5.00	2/25/17	90,000	[b,d]	88,483
ArcelorMittal,
Sr. Unscd. Notes		6.00	3/1/21	70,000	[b,d]	67,698
Ardagh Packaging Finance,
Sr. Scd. Notes		7.38	10/15/17	200,000	[c]	216,000
FMG Resources (August 2006),
Sr. Unscd. Notes		6.88	4/1/22	70,000	[c,d]	66,063
Georgia-Pacific,
Sr. Unscd. Debs		7.70	6/15/15	170,000		196,625

The Fund	17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Grohe Holding,
Notes	EUR	8.75	12/15/17	100,000	[b,c]	132,260
Holcim US Finance Sarl & Cie,
Gtd. Notes		6.00	12/30/19	85,000	[c]	95,417
Severstal,
Sr. Unscd. Notes		6.70	10/25/17	200,000	[c,d]	214,970
Teck Resources,
Gtd. Notes		2.50	2/1/18	125,000		126,596
						1,308,488
Municipal Bonds—.4%
Jefferson County,
Limited Obligation
School Warrants		5.25	1/1/14	150,000		150,498
Residential Mortgage
Pass-Through Ctfs.—1.4%
Countrywide Alternative Loan
Trust, Ser. 2004-4CB, Cl. 1A5		5.50	4/25/34	261,229		269,263
Credit Suisse First Boston
Mortgage Securities,
Ser. 2005-6, Cl. 1A2		0.48	7/25/35	75,260	[b]	62,514
MASTR Asset Securitization Trust,
Ser. 2003-11, Cl. 9A5		5.25	9/25/20	7,653		7,638
Paragon Mortgages,
Ser. 14A, Cl. A2C		0.59	9/15/39	223,095	[b,c]	193,497
						532,912
Telecommunications—3.8%
CC Holdings,
Sr. Scd. Notes		7.75	5/1/17	160,000	[c]	171,200
CenturyLink,
Sr. Unscd. Notes		5.15	6/15/17	120,000		129,473

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Digicel Group,
Sr. Unscd. Notes	8.25	9/30/20	200,000	[c]	216,500
Nextel Communications,
Gtd. Notes, Ser. D	7.38	8/1/15	45,000		45,169
Richland Towers Funding,
Sr. Scd. Notes	4.61	3/15/41	90,950	[c]	97,916
Richland Towers Funding,
Sr. Scd. Notes	7.87	3/15/41	100,000	[c]	102,757
Sprint Nextel,
Sr. Unscd. Notes	7.00	8/15/20	90,000		99,113
Telecom Italia Capital,
Gtd. Notes	7.00	6/4/18	175,000		200,594
Telefonica Emisiones,
Gtd. Notes	5.46	2/16/21	180,000		183,375
UPCB Finance VI,
Sr. Scd. Notes	6.88	1/15/22	150,000	[c]	161,250
Wind Acquisition
Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	1	[c]	1
					1,407,348
U.S. Government Agencies/
Mortgage-Backed—1.5%
Government National
Mortgage Association I:
0.85%, 2/16/53			4,700,000		362,230
Ser. 2011-53 (Interest Only)
1.34%, 5/16/51			1,690,773	[b,f]	111,501
Ser. 2011-77 (Interest Only)
1.53%, 4/16/42			1,272,262	[b,f]	92,421
					566,152

The Fund	19

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
	Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
	U.S. Government Securities—3.6%
	U.S. Treasury Bonds;
	3.13%, 11/15/41			960,000	[d]	1,018,950
	U.S. Treasury Notes:
	0.25%, 7/15/15			205,000	[d]	204,408
	1.00%, 8/31/16			140,000		142,548
						1,365,906
	Utilities—.4%
	Enel Finance International,
	Gtd. Bonds	6.25	9/15/17	100,000	[c]	111,527
	Puget Energy,
	Sr. Scd. Notes	5.63	7/15/22	30,000	[c]	32,755
						144,282
	Total Bonds and Notes
	(cost $33,079,133)					34,240,809

	Preferred Stocks—1.7%			Shares		Value ($)
	Financial
	General Electric Capital,
Non	-Cum, Perpetual, Ser. B, $6.25			3,000	[b]	328,428
	GMAC Capital Trust I,
	Cum., Ser. 2, Cum. $2.03			11,250	[b]	294,075
	Total Preferred Stocks
	(cost $560,550)					622,503
				Face Amount
				Covered by
	Options Purchased—.2%			Contracts ($)		Value ($)
	Call Options—.1%
	10-Year USD LIBOR-BBA,
	November 2012 @ $1.61			2,100,000	[g]	5,811
	U.S. Treasury 10 Year Notes,
	November 2012 @ $133			29,000	[g]	20,844

20

	Face Amount
	Covered by
Options Purchased (continued)	Contracts ($)		Value ($)
Call Options (continued)
U.S. Treasury 30 Years Bonds,
November 2012 @ $149	4,000	[g]	5,563
U.S. Treasury 30 Years Bonds,
November 2012 @ $150	14,000	[g]	17,719
U.S. Treasury 30 Years Bonds
November 2012 @ $152	21,000	[g]	11,760
			61,697
Put Options—.1%
10-Year USD LIBOR-BBA,
November 2015 @ $5.81	1,500,000	[g]	8,254
U.S. Treasury 10 Year Notes,
November 2012 @ $131.5	36,000	[g]	563
U.S. Treasury 30 Years Bonds,
November 2012 @ $143	18,000	[g]	3,420
U.S. Treasury 30 Years Bonds,
November 2012 @ $147	18,000	[g]	13,860
			26,097
Total Options
(cost $185,913)			87,794
	Principal
Short-Term Investments—.4%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.13%, 2/7/13
(cost $139,950)	140,000	[h]	139,958

Other Investment—1.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $520,815)	520,815	[i]	520,815

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—2.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $952,800)	952,800 [i]	952,800
Total Investments (cost $35,439,161)	97.7%	36,564,679
Cash and Receivables (Net)	2.3%	871,358
Net Assets	100.0%	37,436,037

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar

a Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
EUR—Euro
GBP—British Pound
MXN—Mexican New Peso
NGN—Nigerian Naira
ZAR—South African Rand
b Variable rate security—interest rate subject to periodic change.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2012, these securities were valued at $9,235,840 or 24.7% of net assets.
d Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was $2,146,261 and the value of the collateral held by the fund was $2,209,119, consisting of cash collateral of $952,800 and
U.S. Government and Agency securities valued at $1,256,319.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Notional face amount shown.
g Non-income producing security.
h Held by or on behalf of a counterparty for open financial futures positions.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Corporate Bonds	39.9	Preferred Stocks	1.7
Asset/Mortgage-Backed	25.3	Municipal Bonds	.4
Foreign/Governmental	20.8	Options Purchased	.2
U.S. Government & Agencies	5.1
Short-Term/Money Market Investments	4.3		97.7

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES

October 31, 2012

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2012 ($)
Financial Futures Long
U.S. Treasury 2 Year Notes	18	3,965,850	December 2012	478
Financial Futures Short
U.S. Treasury 5 Year Notes	67	(8,324,750)	December 2012	22,408
U.S. Treasury 10 Year Notes	9	(1,197,281)	December 2012	(10,139)
U.S. Treasury 30 Year Bonds	12	(1,791,750)	December 2012	23,132
U.S. Treasury Ultra 30 Year Bonds	3	(495,281)	December 2012	(10,599)
Gross Unrealized Appreciation				46,018
Gross Unrealized Depreciation				(20,738)

See notes to financial statements.

The Fund	23

STATEMENT OF OPTIONS WRITTEN

October 31, 2012

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Put Options;
U.S. Treasury 10 Year Notes,
November 2012 @ $130.5	36,000	[a]	(563)
U.S. Treasury 10 Year Notes,
November 2012 @ $131	36,000	[a]	(563)
U.S. Treasury 30 Years Bonds,
November 2012 @ $139	18,000	[a]	(900)
U.S. Treasury 30 Years Bonds,
November 2012 @ $141	18,000	[a]	(1,440)
U.S. Treasury 30 Years Bonds,
November 2012 @ $144	18,000	[a]	(4,781)
U.S. Treasury 30 Years Bonds,
November 2012 @ $145	18,000	[a]	(6,840)
(premiums received $59,968)			(15,087)

a Non-income producing security.
See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,146,261)—Note 1(c):
Unaffiliated issuers		33,965,546	35,091,064
Affiliated issuers		1,473,615	1,473,615
Cash			2,195
Cash denominated in foreign currencies		9,326	9,493
Receivable for investment securities sold			1,380,310
Dividends, interest and securities lending income receivable			391,578
Receivable for shares of Capital Stock subscribed			389,611
Unrealized appreciation on swap contracts—Note 4			40,604
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			37,574
Prepaid expenses			20,694
			38,836,738
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			27,648
Liability for securities on loan—Note 1(c)			952,800
Payable for investment securities purchased			191,471
Unrealized depreciation on swap contracts—Note 4			62,108
Payable for shares of Capital Stock redeemed			31,323
Swaps premium received—Note 4			27,813
Outstanding options written, at value (premiums received
$59,968)—See Statement of Options Written—Note 4			15,087
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			4,840
Payable for futures variation margin—Note 4			31,125
Accrued expenses			56,486
			1,400,701
Net Assets ($)			37,436,037
Composition of Net Assets ($):
Paid-in capital			35,347,808
Accumulated undistributed investment income—net			187,472
Accumulated net realized gain (loss) on investments			692,161
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including
$25,280 net unrealized appreciation on financial futures)			1,208,596
Net Assets ($)			37,436,037

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	24,829,709	4,277,461	8,328,867
Shares Outstanding	1,855,693	320,665	622,582
Net Asset Value Per Share ($)	13.38	13.34	13.38

See notes to financial statements.

The Fund	25

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Interest	1,635,856
Dividends:
Unaffiliated issuers	11,426
Affiliated issuers	344
Income from securities lending—Note 1(c)	3,085
Total Income	1,650,711
Expenses:
Management fee—Note 3(a)	211,422
Shareholder servicing costs—Note 3(c)	97,482
Auditing fees	52,538
Registration fees	51,692
Distribution fees—Note 3(b)	31,266
Prospectus and shareholders’ reports	22,021
Custodian fees—Note 3(c)	15,452
Legal fees	12,904
Directors’ fees and expenses—Note 3(d)	2,431
Loan commitment fees—Note 2	336
Miscellaneous	45,733
Total Expenses	543,277
Less—reduction in expenses due to undertaking—Note 3(a)	(141,571)
Less—reduction in fees due to earnings credits—Note 3(c)	(29)
Net Expenses	401,677
Investment Income—Net	1,249,034
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,132,532
Net realized gain (loss) on options transactions	108,547
Net realized gain (loss) on financial futures	(554,052)
Net realized gain (loss) on swap transactions	(75,116)
Net realized gain (loss) on forward foreign currency exchange contracts	131,650
Net Realized Gain (Loss)	743,561
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	857,614
Net unrealized appreciation (depreciation) on options transactions	(56,282)
Net unrealized appreciation (depreciation) on financial futures	19,117
Net unrealized appreciation (depreciation) on swap transactions	(4,864)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	83,810
Net Unrealized Appreciation (Depreciation)	899,395
Net Realized and Unrealized Gain (Loss) on Investments	1,642,956
Net Increase in Net Assets Resulting from Operations	2,891,990

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	1,249,034	1,459,579
Net realized gain (loss) on investments	743,561	284,271
Net unrealized appreciation
(depreciation) on investments	899,395	(1,957,309)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,891,990	(213,459)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(946,002)	(1,237,654)
Class C Shares	(130,588)	(181,506)
Class I Shares	(288,023)	(185,893)
Net realized gain on investments:
Class A Shares	(95,579)	—
Class C Shares	(16,934)	—
Class I Shares	(25,794)	—
Total Dividends	(1,502,920)	(1,605,053)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,318,064	9,803,175
Class C Shares	868,658	1,841,829
Class I Shares	2,592,186	9,800,581
Dividends reinvested:
Class A Shares	863,733	809,349
Class C Shares	94,468	88,503
Class I Shares	228,497	114,344
Cost of shares redeemed:
Class A Shares	(10,012,530)	(11,451,622)
Class C Shares	(1,602,513)	(2,253,769)
Class I Shares	(1,879,729)	(4,047,613)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(3,529,166)	4,704,777
Total Increase (Decrease) in Net Assets	(2,140,096)	2,886,265
Net Assets ($):
Beginning of Period	39,576,133	36,689,868
End of Period	37,436,037	39,576,133
Undistributed investment income—net	187,472	311,385

The Fund	27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	409,713	739,920
Shares issued for dividends reinvested	67,548	61,391
Shares redeemed	(781,955)	(867,568)
Net Increase (Decrease) in Shares Outstanding	(304,694)	(66,257)
Class C
Shares sold	67,135	139,910
Shares issued for dividends reinvested	7,425	6,739
Shares redeemed	(124,875)	(171,061)
Net Increase (Decrease) in Shares Outstanding	(50,315)	(24,412)
Class I
Shares sold	198,752	745,140
Shares issued for dividends reinvested	17,835	8,694
Shares redeemed	(146,700)	(310,472)
Net Increase (Decrease) in Shares Outstanding	69,887	443,362
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.84	13.44	12.36	10.06	12.62
Investment Operations:
Investment income—net[a]	.46	.51	.67	.68	.73
Net realized and unrealized
gain (loss) on investments	.64	(.54)	.98	2.23	(2.40)
Total from Investment Operations	1.10	(.03)	1.65	2.91	(1.67)
Distributions:
Dividends from investment income—net	(.51)	(.57)	(.57)	(.61)	(.73)
Dividends from net realized
gain on investments	(.05)	—	—	—	(.16)
Total Distributions	(.56)	(.57)	(.57)	(.61)	(.89)
Net asset value, end of period	13.38	12.84	13.44	12.36	10.06
Total Return (%)[b]	8.85	(.24)	13.67	30.10	(14.21)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.44	1.41	1.53	1.78
Ratio of net expenses
to average net assets	1.10	1.10	1.10	1.10	1.09
Ratio of net investment income
to average net assets	3.58	3.88	5.27	6.25	6.24
Portfolio Turnover Rate	267.60	309.54 [c]	172.20	133.04[c] 265.85[c]
Net Assets, end of period ($ x 1,000)	24,830	27,735	29,926	24,420	18,947

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011, 2009 and 2008, were 303.56%, 123.39% and 178.23%, respectively.

See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.79	13.39	12.31	10.02	12.59
Investment Operations:
Investment income—net[a]	.36	.42	.59	.61	.64
Net realized and unrealized
gain (loss) on investments	.64	(.55)	.96	2.22	(2.41)
Total from Investment Operations	1.00	(.13)	1.55	2.83	(1.77)
Distributions:
Dividends from investment income—net	(.40)	(.47)	(.47)	(.54)	(.64)
Dividends from net realized
gain on investments	(.05)	—	—	—	(.16)
Total Distributions	(.45)	(.47)	(.47)	(.54)	(.80)
Net asset value, end of period	13.34	12.79	13.39	12.31	10.02
Total Return (%)[b]	8.08	(1.00)	12.81	29.19	(14.95)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.30	2.22	2.20	2.28	2.62
Ratio of net expenses
to average net assets	1.85	1.85	1.85	1.85	1.84
Ratio of net investment income
to average net assets	2.84	3.15	4.57	5.57	5.48
Portfolio Turnover Rate	267.60	309.54 [c]	172.20	133.04[c] 265.85[c]
Net Assets, end of period ($ x 1,000)	4,277	4,746	5,295	5,010	1,430

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011, 2009 and 2008, were 303.56%, 123.39% and 178.23%, respectively.

See notes to financial statements.

30

		Year Ended October 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.84	13.44	12.36	10.06	12.62
Investment Operations:
Investment income—net[a]	.49	.51	.72	.71	.76
Net realized and unrealized
gain (loss) on investments	.64	(.50)	.96	2.24	(2.41)
Total from Investment Operations	1.13	.01	1.68	2.95	(1.65)
Distributions:
Dividends from investment income—net	(.54)	(.61)	(.60)	(.65)	(.75)
Dividends from net realized
gain on investments	(.05)	—	—	—	(.16)
Total Distributions	(.59)	(.61)	(.60)	(.65)	(.91)
Net asset value, end of period	13.38	12.84	13.44	12.36	10.06
Total Return (%)	9.13	.03	13.99	30.50	(14.06)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	1.23	1.16	1.25	1.54
Ratio of net expenses
to average net assets	.85	.85	.85	.85	.84
Ratio of net investment income
to average net assets	3.83	3.87	5.54	6.51	6.49
Portfolio Turnover Rate	267.60	309.54 [b]	172.20	133.04[b] 265.85[b]
Net Assets, end of period ($ x 1,000)	8,329	7,095	1,469	766	521

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011, 2009 and 2008, were 303.56%, 123.39% and 178.23%, respectively.

See notes to financial statements.

The Fund	31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective seeks to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and real-

32

ized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general

34

market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	6,370,477	—	6,370,477
Commercial
Mortgage-Backed	—	2,576,643	—	2,576,643
Corporate Bonds†	—	14,899,123	—	14,899,123
Foreign Government	—	7,779,098	—	7,779,098
Municipal Bonds	—	150,498	—	150,498
Mutual Funds	1,473,615	—	—	1,473,615
Preferred Stocks†	—	622,503		622,503
Residential
Mortgage-Backed	—	532,912	—	532,912
U.S. Government
Agencies/
Mortgage-Backed	—	566,152	—	566,152
U.S. Treasury	—	1,505,864	—	1,505,864
Other Financial
Instruments:
Financial Futures††	46,018	—	—	46,018
Forward Foreign
Currency Exchange
Contracts††	—	37,574	—	37,574
Options Purchased	73,729	14,065	—	87,794
Swaps††	—	40,604	—	40,604

36

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(20,738)	—	—	(20,738)
Forward Foreign
Currency Exchange
Contracts††	—	(4,840)	—	(4,840)
Options Written	(15,087)	—	—	(15,087)
Swaps††	—	(62,108)	—	(62,108)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012, The Bank of New York Mellon earned $1,661 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	23,638,717	23,117,902	520,815	1.4
Dreyfus
Institutional
Cash Advantage
Fund	855,697	9,005,339	8,908,236	952,800	2.5
Total	855,697	32,644,056	32,026,138	1,473,615	3.9

38

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid monthly, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2012, the Board declared a cash dividend of $.035, $.026 and $.037 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 1, 2012 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2012.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $905,797, undistributed capital gains $82,495 and unrealized appreciation $1,099,937.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $1,364,613 and $1,605,053 and long-term capital gains $138,307 and $0, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for paydowns gains and losses, foreign currency transactions, swap periodic payments and consent fees, the fund decreased accumulated undistributed investment income-net by $8,334 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting

40

Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2013, so that annual direct fund operating expenses (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the value of the average daily net assets of

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

their class. The reduction in expenses, pursuant to the undertaking, amounted to $141,571 during the period ended October 31, 2012.

During the period ended October 31, 2012, the Distributor retained $255 from commissions earned on sales of the fund’s Class A shares and $370 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2012, Class C shares were charged $31,266, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, Class A and Class C shares were charged $60,138 and $10,422, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and

42

custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $1,857 for transfer agency services and $116 for cash management services. Cash management fees were partially offset by earnings credits of $14. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $15,452 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $451 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $15.

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,792, Distribution Plan fees $2,710, Shareholder Services Plan fees $6,144, custodian fees $5,220, Chief Compliance Officer fees $2,654 and transfer agency fees $1,008, which are offset against an expense reimbursement currently in effect in the amount of $8,880.

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended October 31, 2012, amounted to 93,043,434 and $99,701,340, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2,4]	174,416	Interest rate risk[1,3,5]	(89,562)
Foreign exchange risk[6]	37,574	Foreign exchange risk[7]	(4,840)
Credit risk	—	Credit risk[4]	(8,371)
Gross fair value of
derivatives contracts	211,990		(102,773)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are inluded in Investments in securities-Unaffiliated issuers at market value.
3	Outstanding options written, at value.
4	Unrealized appreciation on swap contracts.
5	Unrealized depreciation on swap contracts.
6	Unrealized appreciation on forward foreign currency exchange contracts.
7	Unrealized depreciation on forward foreign currency exchange contracts.

44

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2012 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[8] Transactions[9]		Contracts[10] Transactions[11]		Total
Interest rate	(554,052)	145,201	—	61,533	(347,318)
Foreign exchange	—	(36,654)	131,650	—	94,996
Credit	—	—	—	(136,649)	(136,649)
Total	(554,052)	108,547	131,650	(75,116)	(388,971)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[12] Transactions[13]		Contracts[14] Transactions[15]		Total
Interest rate	19,117	(90,860)	—	(13,133)	(84,876)
Foreign exchange	—	34,578	83,810	—	118,388
Credit	—	—	—	8,269	8,269
Total	19,117	(56,282)	83,810	(4,864)	41,781

Statement of Operations location:

8	Net realized gain (loss) on financial futures.
9	Net realized gain (loss) on options transactions.
[10] Net realized gain (loss) on forward foreign currency exchange contracts.
[11] Net realized gain (loss) on swap transactions.
[12] Net unrealized appreciation (depreciation) on financial futures.
[13] Net unrealized appreciation (depreciation) on options transactions.
[14] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[15] Net unrealized appreciation (depreciation) on swap transactions.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at October 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, foreign currencies, or as a substitute for an investment.The fund is subject to interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the

46

fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2012:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2011	11,508,000	169,658
Contracts written	22,007,000	435,383
Contracts terminated:
Contracts closed	26,415,000	423,217	264,295	158,922
Contracts expired	6,956,000	121,856	—	121,856
Total contracts
terminated	33,371,000	545,073	264,295	280,778
Contracts outstanding
October 31, 2012	144,000	59,968

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2012.

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Russian Ruble,
Expiring 11/30/2012[a]	6,000,000	191,888	190,292	(1,596)
Singapore Dollar,
Expiring 11/30/2012[b]	900,000	736,232	737,802	1,570
Sales:		Proceeds ($)
Brazilian Real,
Expiring 12/4/2012[c]	355,000	174,096	173,962	134
British Pound,
Expiring 11/30/2012[d]	180,000	288,231	290,444	(2,213)
Euro,
Expiring:
11/2/2012 [e]	804,110	1,042,528	1,042,241	287
11/30/2012 [c]	1,100,000	1,436,049	1,426,145	9,904
11/30/2012 [e]	675,000	874,772	875,135	(363)
11/30/2012 [f]	1,180,000	1,541,344	1,529,865	11,479
11/30/2012 [g]	1,470,000	1,920,048	1,905,848	14,200
Japanese Yen,
Expiring
11/30/2012 [h]	57,920,000	725,051	725,719	(668)
Gross Unrealized
Appreciation				37,574
Gross Unrealized
Depreciation				(4,840)

Counterparties:

a	Deutsche Bank
b	Goldman Sachs
c	Morgan Stanley
d	Commonwealth Bank of Australia
e	Credit Suisse First Boston
f	Royal Bank of Scotland
g	UBS
h	Barclays Bank

48

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. For financial reporting purposes, forward rate agreements are classified as interest rate swaps.

The Fund	49

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s maximum risk of loss from counterparty credit risk is the discounted value of the cash flows to be received from the counter-party over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at October 31, 2012:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%) Expiration		(Depreciation)($)
4,200,000	AUD—3 Month LIBOR	Citigroup	(2.88)	10/15/2013	2,624
5,400,000	NZD—6 Month LIBOR	Citigroup	2.54	10/16/2013	(912)
6,600,000	USD—6 Month LIBOR	Deutsche	(1.96)	10/1/2020	6,261
7,300,000	USD—6 Month LIBOR	Deutsche	2.57	10/1/2025	(14,413)
2,600,000	USD—6 Month LIBOR	Deutsche	(2.79)	10/1/2030	8,426
5,100,000	AUD—3 Month LIBOR	J.P. Morgan	(2.91)	10/22/2013	6
		Chase
6,500,000	NZD—6 Month LIBOR	J.P. Morgan	2.47	10/23/2013	4,024
		Chase
Gross Unrealized
Appreciation					21,341
Gross Unrealized
Depreciation					(15,325)

The following summarizes open forward rate agreement interest rate swaps entered into by the fund at October 31, 2012.

			Base		Unrealized
Notional		Reference	Index	Determination	Appreciation
Amount ($)	Counterparty	Index	Value (%)	Date	(Depreciation)($)

3,520,000	Barclays	Forward Rate
Agreement,
USD-LIBOR-BBA[a]
Forward Rate
Agreement,
		Municipal Market	3.22	11/27/2012	(13,644)
1,500,000	Citibank	Data General
Obligation,
2022,
AAA Index[a]
Forward Rate
Agreement,
		Municipal Market	1.92	11/28/2012	19,263

50

			Base		Unrealized
Notional		Reference	Index	Determination	Appreciation
Amount ($)	Counterparty	Index	Value (%)	Date	(Depreciation)($)

1,000,000	Citibank	Data General
		Obligation,
		2032,
		AAA Index[a]
		Forward Rate
		Agreement,
Municipal
		Market	2.70	11/28/2012	(24,768)
Gross Unrealized
Appreciation					19,263
Gross Unrealized
Depreciation					(38,412)

a The fund will receive a payment from the counterparty if the value of the reference index is less than the base index value on the determination date.The fund will make a payment to the counterparty if the value of the reference index is greater than the base index value on the determination date.

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund	51

NOTES TO FINANCIAL STATEMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on corporate issues entered into by the fund.These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at October 31, 2012:

Upfront
		(Pay)	Implied		Premiums
Reference	Notional	Receive	Credit Market	Market	Received	Unrealized
Obligation	Amount ($)[2]	Fixed Rate ($)	Spread (%)[3]	Value	(Paid) ($)	(Depreciation) ($)

Sales Contract:[1]
Staples 9.75
1/15/2014 †	250,000 [a]	1.00	4.33	36,184	27,813	(8,371)

†	Expiration Date
Counterparty:
a	Citibank
1	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as
“Defaulted” indicates a credit event has occurred for the referenced entity.

52

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Interest rate financial futures	15,611,085
Interest rate options contracts	97,640
Foreign currency options contracts	162
Forward contracts	6,908,843

The following summarizes the average notional value of swap contracts outstanding during the period ended October 31, 20112:

Average Notional Value ($)
Interest rate swap contracts	10,546,520
Credit default swap contracts	509,911

At October 31, 2012, the cost of investments for federal income tax purposes was $35,479,143; accordingly, accumulated net unrealized appreciation on investments was $1,085,536, consisting of $1,371,360 gross unrealized appreciation and $285,824 gross unrealized depreciation.

The Fund	53

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, financial futures and options written, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Fixed Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 26, 2012

54

IMPORTATION TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 78.42% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.Also the fund reports the maximum amount allowable but not less than $.0528 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

The Fund	55

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

56

Stephen J. Lockwood (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	57

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

58

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios).

He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	59

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    276,510 in 2011 and $281,830 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,490 in 2011 and $33,180 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $20,340 in 2011 and $20,790 in 2012. These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,152,586 in 2011 and $11,571,150 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)